FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-01

September 11, 2013

Free Writing Prospectus

Structural and Collateral Term Sheet

$1,115,180,033
(Approximate Mortgage Pool Balance)

$985,540,000
(Offered Certificates)

Citigroup Commercial Mortgage Trust 2013-GC15
As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.
As Depositor

Commercial Mortgage Pass-Through Certificates
Series 2013-GC15

Citigroup Global Markets Realty Corp.
Rialto Mortgage Finance, LLC
Goldman Sachs Mortgage Company
Starwood Mortgage Funding I LLC
RAIT Funding, LLC
Redwood Commercial Mortgage Corporation
The Bancorp Bank
As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded.  Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton	RBS
Co-Managers

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”) and a separate free writing prospectus, each to be dated September 11, 2013 (the “Free Writing Prospectus”).  The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus).  The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc.  Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.  This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  The information contained in this Term Sheet may not pertain to any securities that will actually be sold.  The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options).  Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only.  Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, or RBS Securities Inc. provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING.  NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION.  IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / DBRS)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA(sf)	$57,358,000		30.000%(5)	[ ]%	(6)	2.55	10/13 – 7/18
Class A-2	Aaa(sf) / AAA(sf) / AAA(sf)	$236,853,000		30.000%(5)	[ ]%	(6)	4.90	7/18 – 9/18
Class A-3	Aaa(sf) / AAA(sf) / AAA(sf)	$150,000,000		30.000%(5)	[ ]%	(6)	9.81	6/23 – 8/23
Class A-4	Aaa(sf) / AAA(sf) / AAA(sf)	$264,191,000		30.000%(5)	[ ]%	(6)	9.89	8/23 – 9/23
Class A-AB	Aaa(sf) / AAA(sf) / AAA(sf)	$72,224,000		30.000%(5)	[ ]%	(6)	7.42	9/18 – 6/23
Class X-A	Aaa(sf) / AAA(sf) / AAA(sf)	$875,416,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class A-S(7)	Aaa(sf) / AAA(sf) / AAA(sf)	$94,790,000	(8)	21.500%	[ ]%	(6)	9.94	9/23 – 9/23
Class B(7)	Aa2(sf) / AA-(sf) / AA(high)(sf)	$54,365,000	(8)	16.625%	[ ]%	(6)	9.94	9/23 – 9/23
Class PEZ(7)	A1(sf) / A-(sf) / A(sf)	$204,914,000	(8)	11.625%(9)	[ ]%	(6)	9.94	9/23 – 9/23
Class C(7)	A3(sf) / A-(sf) / A(sf)	$55,759,000	(8)	11.625%(9)	[ ]%	(6)	9.94	9/23 – 9/23

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / DBRS) (1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class X-B	Aa2(sf) / AA-(sf) / AAA(sf)	$54,365,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class X-C	NR / BB(sf) / AAA(sf)	$18,122,000	(10)	N/A	[ ]%	Variable IO(11)	N/A	N/A
Class D	NR / BBB-(sf) / BBB(low)(sf)	$50,183,000		7.125%	[ ]%	(6)	9.94	9/23 – 9/23
Class E	NR / BB(sf) / BB(sf)	$18,122,000		5.500%	[ ]%	(6)	9.94	9/23 – 9/23
Class F	NR / B(sf) / B(high)(sf)	$16,727,000		4.000%	[ ]%	(6)	9.94	9/23 – 9/23
Class G	NR / NR / NR	$44,608,033		0.000%	[ ]%	(6)	9.94	9/23 – 9/23
Class S(12)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A
Class R(13)	NR / NR / NR	N/A		N/A	N/A	N/A	N/A	N/A

(1)
It is a condition of issuance that the offered certificates receive the ratings set forth above.  The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).  Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date.  Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus.  Moody’s, Fitch and DBRS have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings.  For additional information about this identifier, prospective investors can go to the related rating agency’s website.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the closing date.

(4)
Assuming no prepayments prior to maturity date or anticipated repayment date, as applicable, for each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.

(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates are represented in the aggregate.

(6)
For any distribution date, the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage. The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates of the Class A-S, Class B and Class C certificates, respectively.

(7)
The Class A-S, Class B and Class C certificates may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTIFICATE SUMMARY (continued)

(8)
On the closing date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $94,790,000, $54,365,000 and $55,759,000, respectively.  The Exchangeable Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interests of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly.  The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates.  The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of Exchangeable Certificates issued on the closing date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the closing date will be reduced, in the required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the closing date, if any. The total certificate principal amount of offered certificates shown on the cover of this term sheet includes the maximum certificate principal amount of Exchangeable Certificates that could be outstanding on the closing date equal to $204,914,000 (subject to a variance of plus or minus 5%).

(9)
The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component, which will have an initial outstanding balance on the closing date of $55,759,000.

(10)
The Class X-A, Class X-B and Class X-C certificates (the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal.  Interest will accrue on the Class X-A, Class X-B and Class X-C certificates at their respective pass-through rates based upon their respective notional amounts.  The notional amount of the Class X-A certificates will be equal to the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates and the Class A-S trust component.  The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component.  The notional amount of the Class X-C certificates will be equal to the certificate principal amount of the Class E certificates.

(11)
The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class B trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-C certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate of the Class E certificates, as described in the Free Writing Prospectus.

(12)
The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loans with an anticipated repayment date. See “Description of the Mortgage Pool – Certain Terms of the Mortgage Loans – ARD Loans” in the Free Writing Prospectus.

(13)
The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date.  The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus.  The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance	$1,115,180,033
Number of Mortgage Loans	97
Number of Mortgaged Properties	129
Average Cut-off Date Mortgage Loan Balance	$11,496,701
Weighted Average Mortgage Interest Rate	5.1643%
Weighted Average Remaining Term to Maturity (months)(2)	106
Weighted Average Remaining Amortization Term (months)(3)	342
Weighted Average Cut-off Date LTV Ratio(4)(5)	65.6%
Weighted Average Maturity Date/ARD LTV Ratio(2)(5)(6)	56.3%
Weighted Average Underwritten Debt Service Coverage Ratio(5)(7)	1.61x
Weighted Average Debt Yield on Underwritten NOI(5)(8)	10.9%
% of Mortgage Loans with Additional Debt	9.7%
% of Mortgaged Properties with Single Tenants	5.5%

(1)
The Walpole Shopping Mall mortgage loan has a related pari passu companion loan, and the loan-to-value ratio, debt service coverage ratio and debt yield calculations presented in this Term Sheet include the related pari passu companion loan unless otherwise indicated. This loan will be serviced pursuant to the pooling and servicing agreement for the CGCMT 2013-GC15 transaction. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are considered as if they mature on the anticipated repayment date.

(3)	Excludes mortgage loans that are interest only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value.

(5)
Unless otherwise indicated, with respect to the group of mortgage loans that are cross-collateralized and cross-defaulted with each other, the PNC Bank, CVS Pharmacy, Bank of America, Wells Fargo, BP North America and Wendy’s mortgage loans, the Cut-off Date LTV Ratio, the Maturity Date/ARD LTV Ratio, the Underwritten Debt Service Coverage Ratio, the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF of the respective groups of mortgage loans are presented in the aggregate.

(6)
Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value.  With respect to 14 mortgage loans representing approximately 18.3% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related aggregate “as stabilized” appraised value. See“Description of the Mortgage Pool—–Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

(7)
Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio is calculated by taking the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties and dividing by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(8)
Unless otherwise indicated, the Debt Yield on Underwritten NOI is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of the mortgage loan, and the Debt Yield on Underwritten NCF is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of the mortgage loan. See “Description of the Mortgage Pool – Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Debt Yield on Underwritten NOI.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman, Sachs & Co.
Co-Managers:	Drexel Hamilton, LLC and RBS Securities Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$1,115,180,033
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Citibank, N.A.
Trustee:	U.S. Bank National Association
Operating Advisor:	Situs Holdings, LLC
Pricing:	Week of September 16, 2013
Closing Date:	September 30, 2013
Cut-off Date:
For each mortgage loan, the related due date for such mortgage loan in September 2013 (or, in the case of any mortgage loan that has its first due date in October 2013, the date that would have been its due date in September 2013 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day
Distribution Date:	The 4th business day after the Determination Date, commencing in October 2013
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	September 2046
Cleanup Call:	1.0%
Minimum Denominations:
$10,000 minimum for the offered certificates (except with respect to Class X-A: $1,000,000 minimum); $1 thereafter for all the offered certificates, except Class PEZ certificates will not have a minimum denomination

Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

TRANSACTION HIGHLIGHTS

■	$1,115,180,033 (Approximate) New-Issue Multi-Borrower CMBS:

—
Overview: The mortgage pool consists of 97 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $1,115,180,033 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $11,496,701 and are secured by 129 mortgaged properties located throughout 27 states

	—	LTV: 65.6% weighted average Cut-off Date LTV Ratio

	—	DSCR: 1.61x weighted average Underwritten Debt Service Coverage Ratio

	—	Debt Yield: 10.9% weighted average Debt Yield on Underwritten NOI

	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

	—	Amortization: 78.5% of the mortgage loans by Initial Pool Balance have scheduled amortization:

		–	53.4% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

		–	25.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

	■	Hard Lockboxes: 41.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

■
Cash Traps: 93.6% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

	■	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

		–	Real Estate Taxes: 87 mortgage loans representing 86.8% of the Initial Pool Balance

		–	Insurance: 84 mortgage loans representing 70.9% of the Initial Pool Balance

		–	Replacement Reserves (Including FF&E Reserves): 84 mortgage loans representing 86.3% of Initial Pool Balance

		–	Tenant Improvements / Leasing Commissions: 54 mortgage loans representing 78.1% of the allocated Initial Pool Balance of office, retail, industrial and mixed use properties only

	■	Predominantly Defeasance: 87.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

	—	Retail: 32.4% of the mortgaged properties by allocated Initial Pool Balance are retail properties (13.7% are anchored retail properties, 10.7% are unanchored retail properties)

	—	Mixed Use: 15.9% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

	—	Hospitality: 14.8% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

	—	Multifamily: 14.1% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

	—	Office: 14.1% of the mortgaged properties by allocated Initial Pool Balance are office properties

■
Geographic Diversity:  The 129 mortgaged properties are located throughout 27 states, with only two states having greater than 10.0% of the allocated Initial Pool Balance: California (17.2%) and New York (16.7%)

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	20	30	$382,931,005	34.3%
Rialto Mortgage Finance, LLC	18	19	198,175,510	17.8
Goldman Sachs Mortgage Company	11	13	189,531,953	17.0
Starwood Mortgage Funding I LLC	10	12	96,517,441	8.7
RAIT Funding, LLC	16	19	90,256,582	8.1
Redwood Commercial Mortgage Corporation	8	22	86,389,091	7.7
The Bancorp Bank	14	14	71,378,452	6.4
Total	97	129	$1,115,180,033	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms / Units	Cut-off Date Balance Per SF / Room / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
South Beach Marriott	$65,000,000	5.8%	Hospitality	236	$275,424	2.74x	14.9%	52.8%
125 Third Avenue	60,000,000	5.4	Mixed Use	91	$659,341	1.72x	8.6%	62.5%
Emerald Isle Apartments	56,500,000	5.1	Multifamily	422	$133,886	1.16x	8.2%	60.2%
400 Broome Street	50,000,000	4.5	Mixed Use	107	$467,290	1.83x	9.0%	47.6%
SkySong Center	46,250,000	4.1	Office	289,645	$160	1.39x	10.2%	64.9%
735 Sixth Avenue	34,000,000	3.0	Retail	16,500	$2,061	1.43x	7.2%	74.7%
Mountain Gate Plaza	31,185,000	2.8	Retail	281,276	$111	2.60x	12.5%	69.3%
Riverbend Shopping Center	28,500,000	2.6	Mixed Use	286,277	$100	1.30x	9.3%	74.0%
Parkway Centre East	27,500,000	2.5	Retail	162,470	$169	1.34x	9.2%	74.3%
Group 10 Hotel Portfolio	26,000,000	2.3	Hospitality	400	$65,000	1.32x	12.6%	65.8%
Top 10 Total / Wtd. Avg.	$424,935,000	38.1%				1.74x	10.2%	62.4%
Remaining Total / Wtd. Avg.	690,245,033	61.9				1.52x	11.3%	67.6%
Total / Wtd. Avg.	$1,115,180,033	100.0%				1.61x	10.9%	65.6%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Whole Loan Cut- off Date Balance	Controlling Pooling & Servicing Agreement(1)	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Walpole Shopping Mall	$17,500,000	$47,000,000	$64,500,000	CGCMT 2013-GC15	1.33x	9.2%	75.0%

(1)
The directing holder with respect to the Walpole Shopping Mall whole loan will be the holder of the Walpole Shopping Mall companion loan or its representative (which may be the controlling class representative for the securitization of such companion loan), as described under “Description of the Mortgage Pool—The Whole Loan” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine or Other Financing

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Other Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Mortgage Loan DSCR	Total Debt DSCR
Emerald Isle Apartments(1)	$56,500,000	$6,000,000	NA	$62,500,000	5.8410%	60.2%	66.6%	1.16x	1.02x
Storage Pro - Knoxville Portfolio(2)	$19,200,000	$2,500,000	NA	$21,700,000	6.0994%	72.3%	81.7%	1.50x	1.11x
Walpole Shopping Mall(3)	$17,500,000	$10,000,000	$47,000,000	$74,500,000	5.9309%	75.0%	86.6%	1.33x	1.08x
Fairfield Business Center(4)	$15,382,855	$2,599,572	NA	$17,982,427	5.5511%	63.0%	73.7%	1.47x	1.14x

(1)	The related mezzanine loan is secured by a pledge of 100% of the mezzanine borrower’s interest in the related borrower and its general partner.
(2)	The related mezzanine loan is secured by a pledge of 100% of the mezzanine borrower’s interest in the related borrower.
(3)
Other Debt Cut-off Date Balance equals Cut-off Date balance of the related companion loan. Cut-off Date Total Debt Balance, Total Debt Interest Rate, Cut-off Date Total Debt LTV, and Total Debt DSCR are based on the whole loan (which includes the related companion loan which is held outside the issuing entity) plus the mezzanine loan. Cut-off Date Mortgage Loan LTV and Mortgage Loan DSCR are based on the whole loan (which includes the related companion loan).

(4)
The related mezzanine loan is secured by (i) a pledge of all of the mezzanine borrower’s interest in the managing member of the related borrower, which managing member owns the 0.5% direct interest in the borrower under the mortgage loan and (ii) by a pledge of all of the mezzanine borrower’s 99.5% interest in the related borrower.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut- off Date Balance	% of Initial Pool Balance	Previous Securitization
Emerald Isle Apartments	GSMC	Placentia	CA	Multifamily	$56,500,000	5.1%	CGCMT 2006-C4
400 Broome Street	CGMRC	New York	NY	Mixed Use	$50,000,000	4.5%	BACM 2005-3
Riverbend Shopping Center	GSMC	Rome	GA	Mixed Use	$28,500,000	2.6%	GCCFC 2004-GG1
Fairview Center	GSMC	Goleta	CA	Retail	$17,000,000	1.5%	BSCMS 2004-T16
353 Route 46 Building C	RCMC	Fairfield	NJ	Industrial	$2,906,432	0.3%	GECMC 2004-C2
373 Route 46 Building E	RCMC	Fairfield	NJ	Industrial	$2,659,178	0.2%	GECMC 2004-C2
373 Route 46 Building D	RCMC	Fairfield	NJ	Industrial	$2,655,698	0.2%	GECMC 2004-C2
333 Route 46 Building A	RCMC	Fairfield	NJ	Industrial	$2,468,151	0.2%	GECMC 2004-C2
333 Route 46 Building B	RCMC	Fairfield	NJ	Industrial	$2,247,178	0.2%	GECMC 2004-C2
363 Route 46 Building I	RCMC	Fairfield	NJ	Office	$1,741,543	0.2%	GECMC 2004-C2
343 Route 46 Building H	RCMC	Fairfield	NJ	Retail	$704,676	0.1%	GECMC 2004-C2
Spectrum Office Building	SMF I	Houston	TX	Office	$13,500,000	1.2%	LBUBS 2003-C8
BJ’s Wholesale Club	RAIT	Philadelphia	PA	Retail	$13,471,272	1.2%	MLMI 1998-C3
Creekview Commons	GSMC	Brecksville	OH	Retail	$11,338,755	1.0%	MSC 2003-IQ6
Main Street at Conyers	RAIT	Conyers	GA	Multifamily	$10,580,394	0.9%	GNR 2002-25
Plantation Apartments	RMF	Gulfport	MS	Multifamily	$9,850,000	0.9%	JPMCC 2005-CB12
Acworth Crossing	SMF I	Acworth	GA	Retail	$9,400,000	0.8%	MLCFC 2007-8
Silverado Self Storage	CGMRC	Las Vegas	NV	Self Storage	$9,250,000	0.8%	LBUBS 2003-C8
River Oaks	GSMC	Tarboro	NC	Retail	$3,138,276	0.3%	GCCFC 2004-GG1
Tampa Festival	RMF	Tampa	FL	Retail	$8,887,500	0.8%	CWCI 2006-2A
Madison Center	SMF I	Madison Heights	MI	Retail	$6,990,467	0.6%	FUNBC 2001-C3
Greenwood Corner Shops	RAIT	Indianapolis	IN	Retail	$5,175,000	0.5%	BSCMS 2001-TOP2
Courtyard Apartments	SMF I	Casa Grande	AZ	Multifamily	$4,700,000	0.4%	JPMCC 2003-LN1
Camden Village	CGMRC	Alpharetta	GA	Retail	$4,645,367	0.4%	CGCMT 2006-C5
Candleridge Park Apartments	CGMRC	Houston	TX	Multifamily	$4,600,000	0.4%	MLMI 1996-C2
Creekstone Apartments	RMF	Athens	GA	Multifamily	$4,595,628	0.4%	GECMC 2001-2
Blackhawk Apartments	SMF I	Fort Wayne	IN	Multifamily	$4,275,000	0.4%	CSFB 2004-C1
Cayuga Professional Center	Bancorp	Ithaca	NY	Office	$4,150,000	0.4%	LBUBS 2004-C4
Whispering Oaks Apartments	CGMRC	Conroe	TX	Multifamily	$3,995,598	0.4%	CSFB 2004-C3
Knightdale Crossing	Bancorp	Knightdale	NC	Retail	$3,945,000	0.4%	LBUBS 2002-C2
Westgate Plaza	RMF	Indianapolis	IN	Retail	$3,640,000	0.3%	JPMCC 2003-ML1A
Hampton Inn Kiln Creek	Bancorp	Newport News	VA	Hospitality	$3,367,986	0.3%	GECMC 2004-C1
Upland Stor King	RMF	Upland	CA	Self Storage	$3,230,000	0.3%	GECMC 2003-C1
Expo Center	RMF	Rowlett	TX	Retail	$3,046,985	0.3%	MLCFC 2007-7
Brookside Oval	CGMRC	Cleveland	OH	Multifamily	$1,497,622	0.1%	BSCMS 2003-PWR2
Shady Cove	CGMRC	Lakewood	OH	Multifamily	$798,732	0.1%	BSCMS 2003-PWR2
Brookside Way	CGMRC	Cleveland	OH	Multifamily	$698,890	0.1%	BSCMS 2003-PWR2
Comfort Inn & Suites	Bancorp	Chattanooga	TN	Hospitality	$2,940,000	0.3%	JPMCC 2001-CIBC
Emerson Courtyard	Bancorp	Fircrest	WA	Mixed Use	$2,700,000	0.2%	MLCFC 2007-7

(1)
The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	47	$360,936,919	32.4%	1.64x	68.4%	10.9%
Anchored	14	152,546,722	13.7	1.91x	65.6%	12.4%
Unanchored	17	119,799,198	10.7	1.46x	70.6%	9.5%
Single Tenant Retail	9	32,823,132	2.9	1.38x	63.5%	10.9%
Shadow Anchored	6	28,267,867	2.5	1.54x	73.2%	10.7%
Power Center / Big Box	1	27,500,000	2.5	1.34x	74.3%	9.2%
Mixed Use	9	$177,355,198	15.9%	1.60x	61.5%	9.1%
Multifamily/Retail	3	117,492,198	10.5	1.74x	55.4%	8.8%
Retail/Medical Office	1	28,500,000	2.6	1.30x	74.0%	9.3%
Retail/Office	4	21,063,000	1.9	1.33x	72.9%	10.2%
Self Storage/Office/Retail	1	10,300,000	0.9	1.36x	73.8%	10.2%
Hospitality	13	$165,038,423	14.8%	1.99x	61.0%	13.8%
Limited Service	10	85,138,423	7.6	1.51x	66.0%	13.1%
Full Service	3	79,900,000	7.2	2.51x	55.6%	14.6%
Multifamily	18	$157,071,635	14.1%	1.33x	66.5%	9.7%
Garden	15	82,138,437	7.4	1.41x	70.6%	10.3%
Senior Living	1	56,500,000	5.1	1.16x	60.2%	8.2%
Student Housing	2	18,433,197	1.7	1.47x	67.3%	11.4%
Office	11	$157,064,551	14.1%	1.46x	68.1%	10.8%
General Suburban	8	118,414,551	10.6	1.49x	67.5%	11.0%
CBD	2	34,500,000	3.1	1.36x	70.2%	9.9%
Medical	1	4,150,000	0.4	1.55x	66.5%	11.8%
Industrial	19	$54,783,308	4.9%	1.54x	63.7%	11.3%
Flex	11	39,115,581	3.5	1.55x	63.4%	11.2%
Warehouse	8	15,667,727	1.4	1.52x	64.6%	11.6%
Self Storage	12	$42,930,000	3.8%	1.48x	68.0%	10.3%
Total / Wtd. Avg.	129	$1,115,180,033	100.0%	1.61x	65.6%	10.9%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	11	$192,331,051	17.2%	$325,035,000	18.1%	$21,983,048	17.5%
New York	7	186,059,967	16.7	314,340,000	17.5	16,363,691	13.0
Florida	8	109,842,771	9.8	185,150,000	10.3	14,431,247	11.5
Georgia	12	90,325,211	8.1	126,900,000	7.0	9,602,837	7.7
Texas	11	74,587,855	6.7	104,060,000	5.8	8,058,918	6.4
Ohio	7	60,267,197	5.4	86,150,000	4.8	6,206,573	4.9
Arizona	5	57,447,184	5.2	89,410,000	5.0	5,950,742	4.7
Michigan	8	38,185,423	3.4	59,310,000	3.3	5,118,008	4.1
North Carolina	5	37,115,641	3.3	52,535,000	2.9	4,298,918	3.4
Tennessee	10	25,024,706	2.2	35,110,000	2.0	2,757,810	2.2
Virginia	6	24,717,986	2.2	37,800,000	2.1	2,509,866	2.0
South Carolina	9	20,967,727	1.9	32,450,000	1.8	2,437,136	1.9
Indiana	5	20,831,326	1.9	30,275,000	1.7	2,415,547	1.9
Louisiana	2	19,101,773	1.7	27,150,000	1.5	1,939,094	1.5
Colorado	2	18,723,009	1.7	27,000,000	1.5	1,982,930	1.6
Mississippi	2	17,599,000	1.6	24,600,000	1.4	2,171,977	1.7
Massachusetts	1	17,500,000	1.6	86,000,000	4.8	5,942,553	4.7
Illinois	3	17,268,081	1.5	28,100,000	1.6	1,756,078	1.4
New Jersey	7	15,382,855	1.4	24,400,000	1.4	1,690,177	1.3
Utah	1	14,500,000	1.3	23,600,000	1.3	1,742,263	1.4
Pennsylvania	1	13,471,272	1.2	20,800,000	1.2	1,652,656	1.3
Alaska	1	10,300,000	0.9	13,960,000	0.8	1,055,410	0.8
Maryland	1	9,450,000	0.8	12,800,000	0.7	997,500	0.8
Nevada	1	9,250,000	0.8	13,200,000	0.7	918,160	0.7
New Mexico	1	7,610,000	0.7	10,200,000	0.6	787,423	0.6
Arkansas	1	4,620,000	0.4	6,250,000	0.3	470,778	0.4
Washington	1	2,700,000	0.2	3,900,000	0.2	277,243	0.2
Total	129	$1,115,180,033	100.0%	$1,800,485,000	100.0%	$125,518,583	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values with respect to the pari passu companion loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Cut-off Date Balances				Distribution of Cut-off Date LTV Ratios(1)
			% of				% of
	Number of		Initial		Number of		Initial
Range of Cut-off Date	Mortgage	Cut-off Date	Pool	Range of Cut-off	Mortgage		Pool
Balances ($)	Loans	Balance	Balance	Date LTV (%)	Loans	Cut-off Date Balance	Balance
750,000 - 4,999,999	34	$116,087,177	10.4%	25.9 - 44.9	3	$21,747,184	2.0%
5,000,000 - 9,999,999	27	197,026,604	17.7	45.0 - 49.9	3	60,487,442	5.4
10,000,000 - 14,999,999	16	199,870,629	17.9	50.0 - 54.9	2	70,950,000	6.4
15,000,000 - 19,999,999	9	152,760,623	13.7	55.0 - 59.9	4	29,911,081	2.7
20,000,000 - 29,999,999	4	106,500,000	9.6	60.0 - 64.9	22	292,102,571	26.2
30,000,000 - 49,999,999	3	111,435,000	10.0	65.0 - 69.9	25	252,066,468	22.6
50,000,000 - 65,000,000	4	231,500,000	20.8	70.0 - 74.9	32	334,582,190	30.0
Total	97	$1,115,180,033	100.0%	75.0 - 76.1	6	53,333,098	4.8
				Total	97	$1,115,180,033	100.0%
Distribution of Underwritten DSCRs(1)				(1) See footnotes (1), (4) and (5) to the table entitled “Mortgage Pool Characteristics” above.
			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool	Distribution of Maturity Date LTV Ratios(1)
Range of UW DSCR (x)	Loans	Balance	Balance				% of
1.16 - 1.19	1	$56,500,000	5.1%		Number of		Initial
1.20 - 1.29	9	36,105,394	3.2	Range of Maturity	Mortgage		Pool
1.30 - 1.39	26	319,078,937	28.6	Date/ARD LTV (%)	Loans	Cut-off Date Balance	Balance
1.40 - 1.49	22	204,627,618	18.3	19.8 - 34.9	3	$43,997,184	3.9%
1.50 - 1.59	15	134,751,117	12.1	35.0 - 39.9	3	8,665,858	0.8
1.60 - 1.69	9	71,532,072	6.4	40.0 - 44.9	7	58,271,923	5.2
1.70 - 1.79	6	111,727,000	10.0	45.0 - 49.9	14	193,811,773	17.4
1.80 - 1.89	2	56,990,467	5.1	50.0 - 54.9	13	91,069,141	8.2
1.90 - 3.01	7	123,867,428	11.1	55.0 - 59.9	19	187,962,496	16.9
Total	97	$1,115,180,033	100.0%	60.0 - 64.9	30	375,260,876	33.7
(1) See footnotes (1), (5) and (7) to the table entitled “Mortgage Pool Characteristics” above.				65.0 - 74.7	8	156,140,782	14.0
				Total	97	$1,115,180,033	100.0%
Distribution of Amortization Types(1)
(1)   Maturity Date/ARD LTV Ratio is calculated on the basis of the “as stabilized” appraised value for 14 of the mortgage loans. See footnotes (1), (2), (5) and (6) to the table entitled “Mortgage Pool Characteristics” above.

			% of
	Number of		Initial
	Mortgage	Cut-off Date	Pool
Amortization Type	Loans	Balance	Balance	Distribution of Loan Purpose
Amortizing (20 Years)	4	$44,759,873	4.0%				% of
Amortizing (25 Years)	25	163,291,003	14.6		Number of		Initial
Amortizing (27 Years)	1	9,250,000	0.8		Mortgage		Pool
Amortizing (30 Years)	47	378,371,657	33.9	Loan Purpose	Loans	Cut-off Date Balance	Balance
Interest Only, Then Amortizing(2)	15	279,322,500	25.0	Refinance	62	$728,003,775	65.3%
Interest Only	3	130,185,000	11.7	Acquisition	32	354,327,567	31.8
Interest Only - ARD	2	110,000,000	9.9	Acquisition & Refinance	2	31,851,507	2.9
Total	97	$1,115,180,033	100.0%	Recapitalization	1	997,184	0.1
				Total	97	$1,115,180,033	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date.
(2) Original partial interest only periods range from 6 to 60 months.				Distribution of Mortgage Interest Rates
							% of
Distribution of Lockboxes					Number of		Initial
			% of	Range of Mortgage	Mortgage		Pool
			Initial	Interest Rates (%)	Loans	Cut-off Date Balance	Balance
	Number of	Cut-off Date	Pool	4.390 - 4.499	2	$49,185,000	4.4%
Lockbox Type	Mortgage Loans	Balance	Balance	4.500 - 4.749	5	107,697,614	9.7
Hard	35	$465,136,842	41.7%	4.750 - 4.999	14	234,940,245	21.1
Springing	43	377,752,938	33.9	5.000 - 5.249	18	188,467,234	16.9
Soft	7	164,068,041	14.7	5.250 - 5.499	37	311,403,364	27.9
Soft Springing	7	60,432,738	5.4	5.500 - 5.749	16	172,206,140	15.4
None	5	47,789,474	4.3	5.750 - 5.999	3	33,845,000	3.0
Total	97	$1,115,180,033	100.0%	6.000 - 6.095	2	17,435,437	1.6
				Total	97	$1,115,180,033	100.0%

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

Distribution of Debt Yield on Underwritten NOI(1)				Distribution of Original Amortization Terms(1)
			% of				% of
Range of	Number of		Initial	Range of Original	Number of		Initial
Debt Yields on	Mortgage		Pool	Amortization	Mortgage		Pool
Underwritten NOI (%)	Loans	Cut-off Date Balance	Balance	Terms (months)	Loans	Cut-off Date Balance	Balance
7.2 - 7.9	1	$34,000,000	3.0%	Interest Only	5	$240,185,000	21.5%
8.0 - 8.9	5	144,422,592	13.0	240 - 300	29	208,050,876	18.7
9.0 - 9.9	23	253,031,281	22.7	301 - 360	63	666,944,157	59.8
10.0 - 10.9	24	238,184,712	21.4	Total	97	$1,115,180,033	100.0%
11.0 - 11.9	22	159,423,275	14.3	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
12.0 - 12.9	10	142,119,214	12.7
13.0 - 13.9	4	30,181,065	2.7	Distribution of Remaining Amortization Terms(1)
14.0 - 19.7	8	113,817,895	10.2	Range of			% of
Total	97	$1,115,180,033	100.0%	Remaining	Number of		Initial
				Amortization	Mortgage		Pool
(1) See footnotes (1), (5) and (8) to the table entitled “Mortgage Pool Characteristics” above.				Terms (months)	Loans	Cut-off Date Balance	Balance
				Interest Only	5	$240,185,000	21.5%
Distribution of Debt Yield on Underwritten NCF(1)				237 - 300	29	208,050,876	18.7
			% of	301 - 360	63	666,944,157	59.8
Range of	Number of		Initial	Total	97	$1,115,180,033	100.0%
Debt Yields on	Mortgage		Pool	(1) All of the mortgage loans will have balloon payments at maturity/ARD.
Underwritten NCF (%)	Loans	Cut-off Date Balance	Balance
7.2 - 7.9	1	$34,000,000	3.0%	Distribution of Prepayment Provisions
8.0 - 8.9	12	296,567,120	26.6				% of
9.0 - 9.9	40	320,230,619	28.7		Number of		Initial
10.0 - 10.9	23	208,552,139	18.7	Prepayment	Mortgage		Pool
11.0 - 11.9	9	107,026,823	9.6	Provision	Loans	Cut-off Date Balance	Balance
12.0 - 12.9	5	99,985,437	9.0	Defeasance	90	$973,497,369	87.3%
13.0 - 13.9	2	17,895,000	1.6	Yield Maintenance	5	109,690,467	9.8
14.0 - 19.6	5	30,922,895	2.8	Yield Maintenance
Total	97	$1,115,180,033	100.0%	or Defeasance	1	24,500,000	2.2
				Yield Maintenance
(1) See footnotes (1), (5) and (8) to the table entitled “Mortgage Pool Characteristics” above.				then Defeasance	1	7,492,198	0.7
				Total	97	$1,115,180,033	100.0%
Mortgage Loans with Original Partial Interest Only Periods
			% of	Distribution of Escrow Types
Original Partial	Number of		Initial				% of
Interest Only	Mortgage		Pool		Number of		Initial
Period (months)	Loans	Cut-off Date Balance	Balance		Mortgage		Pool
6 - 12	5	$77,012,500	6.9%	Escrow Type	Loans	Cut-off Date Balance	Balance
13 - 24	4	$35,810,000	3.2%	Replacement Reserves(1)	84	$962,822,822	86.3%
25 - 36	2	$42,500,000	3.8%	Real Estate Tax	87	$967,511,577	86.8%
37 - 48	1	$17,500,000	1.6%	Insurance	84	$790,999,244	70.9%
49 - 60	3	$106,500,000	9.6%	TI/LC(2)	54	$585,661,839	78.1%

Distribution of Original Terms to Maturity/ARD(1)				(1) Includes mortgage loans with FF&E reserves.
Range of Original			% of	(2) Percentage of total retail, mixed use, industrial and office properties only.
Term to	Number of		Initial
Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
60	15	$242,945,723	21.8%
120	82	872,234,310	78.2
Total	97	$1,115,180,033	100.0%

(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of			% of
Remaining Terms	Number of		Initial
to Maturity/ARD	Mortgage		Pool
(months)	Loans	Cut-off Date Balance	Balance
58 - 60	15	$242,945,723	21.8%
117 - 120	82	872,234,310	78.2
Total	97	$1,115,180,033	100.0%
(1) See footnote (2) to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW

Distributions
On each Distribution Date, funds available for distribution from the mortgage loans, net of specified trust expenses, net of yield maintenance charges and prepayment premiums, and net of any excess interest distributable to the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.   Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B and X-C certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates, up to, and pro rata, in accordance with their respective interest entitlements.

2.   Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, and then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above.  If the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).

3.   Class A-1, A-2, A-3, A-4, and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, together with interest at their respective pass-through rates.

4.   Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.   Class B and Class PEZ certificates:  (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
6.   Class C and Class PEZ certificates:  (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.   Class D certificates:  (i) first, to interest on Class D certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class or trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.   After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any previously unreimbursed losses to the Class E, Class F and Class G certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses
The certificate principal amounts of the Class A-1, A-2, A-3, A-4, A-AB, D, E, F and G certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. Any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero:  first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts.  The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.  The notional amount of the Class X-C certificates will be reduced to reflect reductions in the certificate principal amount of the Class E certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges
On each Distribution Date, each yield maintenance charge collected on the mortgage loans and on deposit in the Collection Account as of the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the YM Group B” and collectively with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to  the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on each Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and/or trust component (and thus the applicable classes of Exchangeable Certificates) entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which the (i) mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one.  However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above.  For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related mortgage loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-C, Class E, Class F, Class G, Class S or Class R certificates.  Instead, after the notional amount of the Class X-A certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and of the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates.  For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus.  See also “Certain Legal Aspects of the Mortgage Loans—Enforceability of Certain Provisions” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Advances
The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances and servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Appraisal Reductions
An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a required appraisal loan (which is a mortgage loan with respect to which certain defaults, modifications or insolvency events have occurred as further described in the Free Writing Prospectus) plus other amounts overdue or advanced in connection with such mortgage loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to the mortgage loan. Any appraisal reductions with respect to the Walpole Shopping Mall whole loan will be allocated to the Walpole Shopping Mall mortgage loan and the related companion loan on a pro rata and pari passu basis in accordance with the respective outstanding principal balances of the Walpole Shopping Mall mortgage loan and the related companion loan. As a result of calculating an appraisal reduction for a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class A-S, Class B, Class PEZ, Class C, Class S and Class R certificates) and trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B and Class X-C certificates).  A mortgage loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction, when the same has ceased to be a specially serviced mortgage loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals
Appraisals (which can be an update of a prior appraisal) are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans
There will be no “Fair Market Value Purchase Option”, instead defaulted loans will be sold in a process similar to the sale process for REO property. If the Walpole Shopping Mall mortgage loan becomes a defaulted mortgage loan, and if the special servicer decides to sell such defaulted mortgage loan pursuant to the pooling and servicing agreement, then the special servicer will be required to sell the related companion loan together with the Walpole Shopping Mall mortgage loan as one whole loan, subject to any consent rights of the holder of the related companion loan.

Cleanup Call
On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus.  Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Controlling Class Representative
The “Controlling Class Representative” will be the controlling class certificateholder or representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount).  The controlling class is the most subordinate class of the Class E, Class F and Class G certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates.  At any time when the Class E certificates is the controlling class, the holder of a majority of the controlling class (by certificate principal amount) may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—Controlling Class Representative” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Eightfold Real Estate Capital Fund III, L.P., or one of its affiliates, will be the initial controlling class holder and is expected to appoint itself, or one of its affiliates, to be the initial Controlling Class Representative.

Walpole Controlling Note Holder
The “Walpole Controlling Note Holder” will be (i) at any time that the Walpole Shopping Mall companion loan is not included in a securitization trust (the “Walpole Companion Loan Securitization Trust”), the holder of the Walpole Shopping Mall companion loan, and (ii) if and for so long as the Walpole Shopping Mall companion loan is included in the Walpole Companion Loan Securitization Trust and no Walpole Consultation Termination Event has occurred and is continuing, the “controlling class representative” under the Walpole Companion Loan Securitization Trust pooling and servicing agreement or such other party specified in such pooling and servicing agreement as authorized to exercise the rights of the holder of the Walpole Shopping Mall Controlling Note Holder.  During any period that the Walpole Shopping Mall companion loan is included in the Walpole Companion Loan Securitization Trust and a Walpole Consultation Termination Event has occurred and is continuing, there will be no Walpole Controlling Note Holder.

Directing Holder
The “Directing Holder” is (i) with respect to any mortgage loan (other than the Walpole Shopping Mall mortgage loan), the Controlling Class Representative, and (b) with respect to the Walpole Shopping Mall whole loan, the Walpole Controlling Note Holder.

The initial Directing Holder with respect to the mortgage loans (other than the  Walpole Shopping Mall mortgage loan) is expected to be Eightfold Real Estate Capital Fund III, L.P., or one of its affiliates.  The initial Directing Holder with respect to the Walpole Shopping Mall whole loan is expected to be Rialto Mortgage Finance, LLC or an affiliate thereof.

Control Termination Event
Will occur (a) with respect to the Controlling Class Representative, when no class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reductions allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Control Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement, and (b) with respect to the Walpole Controlling Note Holder, when the certificate administrator and the special servicer have received a Walpole Consultation Termination Event Notice (which has not been revoked).

Consultation Termination Event
Will occur (a) with respect to the Controlling Class Representative, when no Class of the Class E, Class F and Class G certificates has an outstanding certificate principal amount, without regard to the application of any appraisal reductions, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Consultation Termination Event is deemed to have occurred pursuant to the terms of the pooling and servicing agreement, and (b) with respect to the Walpole Controlling Note Holder, when the certificate administrator and the special servicer have received a Walpole Consultation Termination Event Notice.

Walpole Control Termination Event Notice
A written notice from the trustee (or the special servicer on its behalf) for the Walpole Companion Loan Securitization Trust indicating that a “control termination event” has occurred and is continuing under the Walpole Companion Loan Securitization Trust pooling and servicing agreement, which may be revoked in accordance with the terms of such pooling and servicing agreement if such control termination event ceases to exist.

Walpole Consultation Termination Event Notice
A written notice from the trustee (or the special servicer on its behalf) for the Walpole Companion Loan Securitization Trust indicating that a “consultation termination event” has occurred and is continuing under the Walpole Companion Loan Securitization Trust pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights
So long as a Control Termination Event does not exist, the Directing Holder will be entitled to have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

So long as a Control Termination Event with respect thereto does not exist, the applicable Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a mortgage loan and will also have the right to notice and consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a mortgage loan subject to the servicing standard and other restrictions as described in the Free Writing Prospectus.

Following the occurrence and during the continuation of a Control Termination Event with respect thereto until the occurrence of a Consultation Termination Event, all of the rights of the applicable Directing Holder will terminate other than a right to consult with respect to the major decisions in which it previously had approval rights.  After the occurrence and during the continuation of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, if applicable, the holder of the companion loan, as a collective whole, as if those certificateholders and, if applicable, the holder of the companion loan constituted a single lender.

Following the occurrence and during the continuation of a Consultation Termination Event with respect thereto, all rights of the applicable Directing Holder will terminate.

If at any time that Eightfold Real Estate Capital Fund III, L.P., or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificate holder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the pooling and servicing agreement, then, solely with respect to the Controlling Class Representative, a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue with respect thereto until such time as the certificate administrator receives either such notice.

Whole Loan
The Walpole Shopping Mall mortgage loan, which will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $17,500,000 and represents approximately 1.6% of the Initial Pool Balance, and has a related companion loan, which will be initially retained by Rialto Mortgage Finance, LLC and is expected to be contributed to a future securitization transaction, with an outstanding principal balance as of the Cut-off Date of $47,000,000.

In connection with the Walpole Shopping Mall whole loan, a co-lender agreement was executed between the holder of the Walpole Shopping Mall mortgage loan and the holder of the related companion loan that governs the relative rights and obligations of such holders. The co-lender agreement provides, among other things, that (i) the Walpole Shopping Mall whole loan will be serviced under the 2013-GC15 pooling and servicing agreement, (ii) the Walpole Controlling Note Holder will have certain consent and consultation rights, including certain rights to advise and direct the special servicer with respect to material servicing actions and replace the special servicer solely with respect to the Walpole Shopping Mall whole loan, and (iii) the holder of the Walpole Shopping Mall mortgage loan will have certain consultation rights (but not consent rights) with respect to certain material decisions solely with respect to the Walpole Shopping Mall whole loan. See “Description of the Mortgage Pool—The Whole Loan” in the Free Writing Prospectus for more information regarding the whole loan.

Servicing Standard
In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders and, when applicable, the holder of the companion loan (as a collective whole as if such certificateholders and, when applicable, the holder of the companion loan constituted a single lender).  The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

	—	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Termination of Special Servicer
Prior to the occurrence and continuance of a Control Termination Event the special servicer may be replaced at any time by the applicable Directing Holder.

With respect to the pool of mortgage loans and the whole loan, after the occurrence and during the continuance of a Control Termination Event with respect to the Controlling Class Representative, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates)(considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) may request a vote to replace the special servicer.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates) (considering each of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

At any time after the occurrence and during the continuance of a Consultation Termination Event with respect to the Controlling Class Representative, if the operating advisor determines that the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer resulting in a solicitation of a certificateholder vote.  The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

Servicing Fees
Modification Fees: All fees resulting from modifications, amendments, waivers or any other changes to the terms of the mortgage loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related mortgage loan (i.e. reimburse the trust for certain expenses including advances and interest on advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any mortgage loan will be capped at 1% of the outstanding principal balance of such mortgage loan, subject to a minimum fee of $25,000. All such modification fees received by the special servicer as compensation on the related mortgage loan (together with any other modification fee earned on that mortgage loan for a prior modification done within 18 months) will offset future workout and liquidation fees earned on that mortgage loan as further described in the Free Writing Prospectus.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan and any excess will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while specially serviced loan).  To the extent any amounts reimbursed out of penalty charges are subsequently recovered on the related mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges used to reimburse such expense.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STRUCTURAL OVERVIEW (continued)

Servicing Fees (continued)
Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each specially serviced mortgage loan and REO property, subject to a minimum liquidation fee of $25,000. For any corrected mortgage loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date (or such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest on the related mortgage loan from the date such mortgage loan becomes a corrected mortgage loan through and including the then related maturity date).

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related mortgage loan within 90 days of the maturity default. In addition, the application of penalty charges allocable to a companion loan will be subject to the terms of the related co-lender agreement.

Operating Advisor
Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any final asset status report but will not have any approval or consultation rights.  After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and, if applicable, the holder of the companion loan, as a collective whole, as if those certificateholders and, if applicable, the holder of the companion loan constituted a single lender.

The operating advisor will perform the foregoing review and consultation functions with respect to the Walpole Shopping Mall whole loan based on a Control Termination Event having occurred, or not occurred, with respect to the Walpole Controlling Note Holder.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote.  The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website
The certificate administrator will maintain a deal website including, but not limited to:

— all special notices delivered

— summaries of final asset status reports

— all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

— an “Investor Q&A Forum” and

— a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■
“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 5 months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state an “as stabilized” value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property.  For purposes of calculating the Maturity Date LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date LTV Ratio.

■
“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower.  The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■
“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender, subject to certain exceptions with respect to the mortgage loan secured by the mortgaged property identified on Annex A to the Free Writing Prospectus as St. Augustine and the mortgage loans secured by the portfolio of mortgaged properties identified on Annex A to the Free Writing Prospectus as PNC Bank, CVS Pharmacy, Bank of America, Wells Fargo, BP North America and Wendy’s, as described in the definition of “Hard Lockbox” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus. Hospitality properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■
“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■
“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates together with the Class PEZ certificates’ applicable percentage interest of the related Class A-S, Class B or Class C trust component as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reductions allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■
“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■
“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, rooms, units or pads in the property that is owned by the related borrower.  In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or assumptions regarding the re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■
“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by Moody’s, DBRS and Fitch that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus.  See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: Means, with respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■
“Soft Lockbox”: Means that the related borrower is required to deposit or cause the property manager to deposit all rents collected into a lockbox account. Hospitality properties are considered to have a soft lockbox if credit card receivables and cash or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■
“Soft Springing Lockbox”: Means that the related borrower is required to deposit, or cause the property manager to deposit, all rents collected into a lockbox account until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■
“Springing Lockbox”: Means a lockbox that is not currently in place, but the related loan documents require the imposition of a lockbox upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■
“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date, the percentage of net rentable square footage, rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property, or in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2007.

■	“TTM”: Means trailing twelve months.

■
“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■
“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items.  Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.  In determining rental revenue for multifamily rental and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month periods.  The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments, which, if ultimately proved erroneous, could cause the actual operating income for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CERTAIN DEFINITIONS (continued)

■
“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or whole loan, if applicable) adjusted for specific property, tenant and market considerations.  Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■
“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees.  In some cases the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out.  We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SOUTH BEACH MARRIOTT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

Miami
Miami Beach
MIAMI DESIGN DISTRICT
DOWNTOWN MIAMI
MIDDLE BEACH
MID BEACH
SOUTH BEACH
Biscayne Bay
ATLANTIC OCEAN
JULIA TUTTLE CAUSEWAY
MACARTHUR CAUSEWAY
VENETIAN CAUSEWAY
RICKENBACKER CSWY
Mount Sinai Medical Center
Miami Heart Campus of Mount Sinai
Bay Street Market
Fontainbleau Miami Beach
COLLINS WATERFRONT HISTORIC DISTRICT
Scott Rakow Youth Center
Bayshore Municipal Golf Course
SUNSET ISLANDS
Botanical Garden
Bass Museum
Visitor Center
Sunset Harbor Marina
PALM VIEW
Miami Beach Convention Center
City Hall
Fillmore at the Jackie Gleason Theater
Lincoln Road Mall
Colony Theater
WEST AVENUE
BELLE ISLE
VENETIAN ISLANDS
SAN MARCO ISLAND
BISCAYNE ISLAND
PACE PICNIC ISLANDS
Omni Int'l Mall
Jungle Island
Watson Park
Miami Children's Museum
Bicentennial Park
American Airlines Arena
Bayside Marketplace
Bay Front Park
HIBISCUS ISLAND
PALM ISLAND
STAR ISLAND
ART DECO HISTORIC DISTRICT
Flamingo Park and Pool
Lummus Park
Art Deco Welcome Center
FLAMINGO /LUMMUS
South Shore Hospital
PORT OF MIAMI
LUMMIS ISLAND
Biscayne Bay Aquatic Preserve
US Coast Guard
Miami Beach Marina
SOUTH POINTE
Ocean Front Park
South Beach Fishing Pier
South Beach Marriott
161 Ocean Drive
Miami Beach, FL 33139
FISHER ISLAND
BRICKELL KEY
Virginia Key Park
Virginia Beach County Park
Morningside Bayfront Park
Morningside Picnic Islands
Stearns Park
Margaret Pace Park
La Gorce Golf Course
Collins Park
W FLAGLER ST
SW 7TH ST
SW 8TH ST
CORAL WAY
S MIAMI AVE
BRICKELL AVE
NW 54TH ST
N MIAMI AVE
NE 2ND AVE
BISCAYNE BLVD
NW 7TH AVE
ALTON RD
ARTHUR GODFREY RD
COLLINS AVE
WASHINGTON AVE
5TH ST
17TH ST
Boca Raton
Deerfield Beach
Pompano Beach
Coral Springs
Tamarac
Plantation
Davie
Fort Lauderdale
Hollywood
Hialeah
Miami Beach
MIAMI INT'L AIRPORT
Fontainebleau
Miami
Cutler Bay
Homestead
Key Largo
BIG CYPRESS RESERVATION
Big Cypress National Preserve
Everglades National Park
Florida Bay
Biscayne Bay
ATLANTIC OCEAN
CARTIFACT
MAP © 2013 CARTIFACT · DATA © DECADMAP

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Miami Beach, Florida	Cut-off Date Principal Balance		$65,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$275,423.73
Size (Rooms)	236	Percentage of Initial Pool Balance		5.8%
Total TTM Occupancy as of 3/31/2013	84.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/31/2013	84.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	2000 / 2013	Mortgage Rate		4.6500%
Appraised Value	$123,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
Underwritten Revenues	$25,288,406	Original Interest Only Term (Months)		60
Underwritten Expenses	$15,626,108
Underwritten Net Operating Income (NOI)	$9,662,298	Escrows
Underwritten Net Cash Flow (NCF)	$8,397,878		Upfront	Monthly
Cut-off Date LTV Ratio	52.8%	Taxes	$926,016	$84,183
Maturity Date LTV Ratio(1)	45.5%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	3.15x / 2.74x	FF&E(2)	$0	$0
Debt Yield Based on Underwritten NOI / NCF	14.9% / 12.9%	Other(3)	$11,103,612	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$65,000,000	99.8%	Loan Payoff	$43,618,156	67.0%
Other Sources	100,000	0.2	Reserves	12,029,628	18.5
			Principal Equity Distribution	8,771,277	13.5
			Closing Costs	470,058	0.7
			Other Uses	210,880	0.3

Total Sources	$65,100,000	100.0%	Total Uses	$65,100,000	100.0%

(1)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $143,000,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value is 52.8%.
(2)
Monthly deposits to the FF&E reserve are not required so long as Marriott Hotel Services, Inc. is the property manager, no event of default exists, and the property manager is maintaining reserves for FF&E pursuant to the terms of the management agreement.  The borrower is only required to deposit the difference between what is required in the loan documents and what is actually on deposit with the property manager if the property manager is maintaining reserves for FF&E pursuant to the terms of the management agreement and Marriott Hotel Services, Inc. is a no longer the property manager. See “—Escrows” below.

(3)	Other reserves represent a room upgrade work reserve ($6,539,133), a debt service reserve ($3,064,479) and a common area upgrade reserve ($1,500,000). See “—Escrows” below.

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The Mortgage Loan. The mortgage loan (the “South Beach Marriott Loan”) is evidenced by a note in the principal amount of $65,000,000 and is secured by a first mortgage encumbering the borrower’s interest in a 236-room, full-service hotel located on the beach in Miami Beach, Florida (the “South Beach Marriott Property”).  The South Beach Marriott Loan was originated by Citigroup Global Markets Realty Corp. on August 9, 2013 and represents approximately 5.8% of the Initial Pool Balance.  The South Beach Marriott Loan has an outstanding principal balance as of the Cut-off Date of $65,000,000 and an interest rate of 4.6500% per annum.  The proceeds of the South Beach Marriott Loan were primarily used to refinance existing debt on the South Beach Marriott Property, set up reserves in connection with the South Beach Marriott Loan, pay closing costs and return equity to the sponsor.
The South Beach Marriott Loan had an initial term of 60 months, has a remaining term of 60 months as of the Cut-off Date and requires interest only payments for the entire term of the South Beach Marriott Loan. The scheduled maturity date of the South Beach Marriott Loan is the due date in September 2018.  Voluntary prepayment of the South Beach Marriott Loan is permitted on or after the due date in July 2018.  Defeasance of the South Beach Marriott Loan with certain direct, non-callable obligations that are either the direct obligations of or are fully guaranteed by the full faith and credit of the United States of America, is permitted at any time after the second anniversary of the Closing Date.

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The Mortgaged Property. The South Beach Marriott Property is an 11-story, 236-room, full-service beachfront hotel located on Ocean Drive, between 1st and 2nd Streets, in Miami Beach, Florida. The South Beach Marriott Property features the Deco Blue Restaurant & Bar, 2,543 SF of meeting space, two infinity edge heated outdoor pools, a fitness center, a spa and a Starbucks.  It also has direct beach access and offers guests beach chairs, umbrellas, cabanas, waiter service, and water sport activities.

The South Beach Marriott Property was constructed in 2000 and approximately $6 million was invested during 2007-2008 to replace soft goods and televisions and renovate the pool area.  The South Beach Marriott Property is currently undergoing a $14 million renovation in order to modernize its product offering.  The proposed renovation includes (i) guestroom renovations, including the replacement of case and soft goods, (ii) renovation of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

guestroom hallways, including replacement of carpet, wall texture, and lighting and (iii) renovation and modernization of the lobby area, meeting rooms, and restaurant.  At origination, $6,539,133 was deposited into a room upgrade work reserve and $1,500,000 was deposited into a common area renovation reserve. See “—Escrows” below.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the South Beach Marriott Property:

Cash Flow Analysis
	2010	2011	2012	TTM 3/31/2013	Underwritten	Underwritten $ per Room
Occupancy	81.0%	83.7%	81.6%	84.6%	84.6%
ADR	$228.22	$242.08	$251.40	$260.78	$260.78
RevPAR	$184.92	$202.66	$205.05	$220.67	$220.67

Room Revenue	$15,929,134	$17,456,882	$17,711,792	$19,008,562	$19,008,562	$80,545
Food & Beverage Revenue	4,544,364	4,701,673	4,672,997	4,984,429	4,984,429	21,120
Telephone Revenue	114,481	73,671	68,655	70,363	70,363	298
Other Revenue	984,354	1,206,000	1,219,522	1,225,052	1,225,052	5,191
Total Revenue	$21,572,333	$23,438,226	$23,672,966	$25,288,406	$25,288,406	$107,154

Room Expense	$3,021,936	$3,287,494	$3,324,356	$3,455,024	$3,455,024	$14,640
Food & Beverage Expense	2,999,130	3,355,796	3,613,644	3,825,197	3,825,197	16,208
Telephone Expense	191,997	207,688	210,846	222,660	222,660	943
Other Expense	585,777	693,470	586,723	623,327	623,327	2,641
Total Departmental Expense	$6,798,840	$7,544,448	$7,735,569	$8,126,208	$8,126,208	$34,433
Total Undistributed Expense	5,767,367	6,218,582	6,170,391	6,632,409	5,948,490	25,205
Total Fixed Charges	1,462,020	1,350,191	1,466,560	1,573,081	1,551,410	6,574
Total Operating Expenses	$14,028,227	$15,113,221	$15,372,520	$16,331,698	$15,626,108	$66,212

Net Operating Income	$7,544,106	$8,325,005	$8,300,446	$8,956,708	$9,662,298	$40,942
FF&E	862,893	1,171,911	1,183,648	1,264,420	1,264,420	5,358
Net Cash Flow	$6,681,213	$7,153,094	$7,116,798	$7,692,288	$8,397,878	$35,584

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Appraisal.  According to the appraisal, the South Beach Marriott Property had an “as-is” appraised value of $123,000,000 as of an effective date of June 24, 2013 and is expected to have an “as stabilized” appraised value of $143,000,000 as of an effective date of June 24, 2015.

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Environmental Matters.  A small area of the South Beach Marriott Property was constructed in 1938. According to the Phase I environmental report, dated July 19, 2013, the environmental consultant recommended no further action other than developing an Operations and Maintenance (O&M) plan for asbestos, which was put into place on July 19, 2013.

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Market Overview and Competition.  The South Beach Marriott Property represents a full-service lodging facility located along Ocean Drive, between 1st and 2nd Streets, in Miami Beach, Florida.  The South Beach Marriott Property is located approximately 11 miles east of Miami International Airport, which served more than 39 million passengers in 2012.  South Beach is characterized by historic hotels, restaurants, and nightclubs and is home to the Miami Beach Convention Center. The Miami Beach Convention Center features 1.1 million SF of meeting and exhibit space and has undergone approximately $35.0 million of upgrades over the past six years.

Miami serves as the headquarters of Latin American operations for over 1,400 multinational corporations, including American Airlines, Cisco, Disney, Exxon, FedEx, Microsoft, Oracle, SBC Communications, Sony, and Visa International. Several large companies are headquartered in or around Miami, including but not limited to: Alienware, AutoNation, Bacardi, Brightstar Corporation, Burger King, Carnival Cruise Lines, Citrix Systems, DHL, Norwegian Cruise Lines, Royal Caribbean Cruise Lines, Ryder Systems and Spirit Airlines.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the South Beach Marriott Property and its competitive set, as provided in a market report for the South Beach Marriott Property:

	South Beach Marriott		Competitive Set		Penetration
	TTM 5/31/2013(1)	TTM 5/31/2012(1)	TTM 5/31/2013(1)	TTM 5/31/2012(1))	TTM 5/31/2013(1)	TTM 5/31/2012(1)
Occupancy	81.6%	83.9%	73.7%	72.1%	110.7%	116.3%
ADR	$260.23	$252.85	$300.13	$267.82	86.7%	94.4%
RevPAR	$212.26	$212.05	$221.16	$193.12	96.0%	109.8%

(1)	As per market reports.

The following table presents certain information relating to the demand analysis based on market segmentation with respect to the South Beach Marriott Property and its competitive set, as provided in the appraisal for the South Beach Marriott Property:

South Beach Marriott Competitive Set

Property	Number of Rooms	Year Opened	Meeting and Group Segmentation	Leisure Segmentation
South Beach Marriott	236	2000	15%	85%
Loews Miami Beach	790	1998	50%	50%
Mondrian	272	2009	20%	80%
Ritz-Carlton	375	2003	40%	60%
Raleigh Hotel	105	1940	15%	85%
The James Royal Palm	407	1938 / 2002	35%	65%
Shore Club	308	2002	15%	85%
Kimpton Surfcomber	186	1941	15%	85%
Hilton Bentley Beach	92	2004	10%	90%
The Perry South Beach	340	1970 / 2007	10%	90%
Preferred National Hotel	151	1939	15%	85%

Source: Appraisal.

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The Borrower.  The borrower is Komar Investments, Inc., a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the South Beach Marriott Loan.  The non-recourse carveout guarantors are Key International, Inc. and Jose Ardid.

Key International, Inc. is a real estate investment and development company headquartered in Miami, Florida.  The company focuses primarily on high end commercial and luxury residential properties including condominiums, hotels, market-rate rentals, office, and retail. Key International, Inc. is operated by the Ardid family and has been acquiring and developing properties in Spain and in the United States since the 1970s.

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Escrows.  At origination, the borrower funded aggregate reserves of $12,029,628 with respect to the South Beach Marriott Property, comprised of: (i) $926,016 for real estate taxes, (ii) $6,539,133 for room upgrade work to be disbursed to the borrower no more than monthly to reimburse for actual expenses incurred in connection with the room renovations, (iii) $3,064,479 for debt service for the South Beach Marriott Loan to be credited to the borrower on each monthly due date (up to a maximum of 12 months) in an amount equal to the monthly debt service payments, with any amount remaining to be disbursed to the borrower upon the earlier to occur of full completion of the renovations or full repayment of the loan and (iv) $1,500,000 for planned renovations to common areas of the South Beach Marriott Property, to be disbursed to the borrower no more than monthly to reimburse for actual expenses incurred in connection with the common area renovations.  On each monthly payment date, the borrower is required to fund: a tax reserve, and, at lenders option, an insurance reserve, in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period. Tax and insurance reserves are not required if (i) Marriott

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

Hotel Services, Inc. is the manager of the South Beach Marriott Property, (ii) Marriott Hotel Services, Inc. has paid all taxes on or before the date such taxes are due, and (iii) Marriott Hotel Services Inc. is maintaining insurance coverage required under the loan documents and has timely paid the insurance premiums.

On each monthly payment date, the borrower is required to fund a reserve for furniture, fixtures and equipment (the “FF&E Reserve”) in an amount equal to the greater of (A) the greater of (i) one-twelfth of 5% of the adjusted gross revenues for the preceding calendar year and (ii) one-twelfth of 5% of the adjusted gross revenues projected for the succeeding calendar year as set forth in the borrower’s approved annual budget and (B) the amount on deposit with the property manager on account of FF&E pursuant to the terms of the management agreement (if any).  However, provided no event of default exists, for so long as Marriott Hotel Services, Inc. is the property manager and is maintaining reserves for FF&E pursuant to the terms of the management agreement, the borrower is not required to make FF&E Reserve monthly deposits.  Additionally, if Marriott Hotel Services, Inc. is no longer the property manager and if the property manager is maintaining reserves for FF&E pursuant to the terms of the applicable management agreement, the borrower is only required to deposit the difference, if any, between what is required in the loan documents and what is on deposit with the property manager.

On each monthly payment date, the borrower is required to fund a reserve in the amount of 125% of the amount required to pay for any capital expenditures program imposed by the property manager pursuant to the management agreement, provided, however, that such deposits are not required if the lender determines that the amounts on deposit in the FF&E Reserve are sufficient to cover the costs of such imposed capital expenditures program.

Commencing in 2014, the lender will determine the total expected operating shortfall for such year based on the amount that operating expenses, required debt service and reserve deposits exceed operating income and other gross revenues, based upon the approved annual budget for such year (the “Shortfall Amount”).  The borrower is required to fund a shortfall reserve to cover the Shortfall Amount by making a monthly deposit (beginning with the February monthly payment date and continuing through the monthly payment date occurring prior to the first month of the applicable calendar year in which an operating shortfall is expected, based on the approved annual budget  (each such monthly payment date, a “Positive Monthly Payment Date”)) in an amount equal to 110% of the Shortfall Amount divided by the number of Positive Monthly Payment Dates.  However, so long as Marriott Hotel Services, Inc. is the manager of the South Beach Marriott Property and no event of default exists, (i) if the property manager is maintaining reserves for the Shortfall Amount pursuant to the terms of the management agreement, the borrower is not required to make monthly deposits into the shortfall reserve and (ii) if the property manager is maintaining reserves for the Shortfall Amount  pursuant to the terms of the management agreement in any amounts less than the amounts required under the loan documents, the borrower is only required to deposit into the shortfall reserve the difference between the amounts required for the applicable month and the actual amounts reserved by the property manager for such month.

In connection with the planned upgrades to common areas at the South Beach Marriott Property, on the date the common area scope of work is approved, the borrower is required to deposit an amount that, when added to the $1,500,000 initial deposit, will equal one hundred twenty-five percent (125%) of the sum required to pay for such common area work or, if the reserve is in excess of 125% of the cost of such common area work, such excess will be returned to the borrower.

Further, on each monthly due date during the continuance of a South Beach Marriott Trigger Period, the borrower is required to (i) deposit an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for each month into the operating expense account, and (ii) deposit an amount equal to the excess cash flow generated by the South Beach Marriott Property after payment of debt service and required reserves for each month into an excess cash flow account.

A “South Beach Marriott Trigger Period” means any period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio as calculated under the loan documents (and tested monthly) being less than 1.25x for the trailing 12-month period, (iii) an uncured default existing under the management agreement that gives the property manager the right to terminate the

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SOUTH BEACH MARRIOTT

management agreement, and (iv) any termination or expiration of the management agreement occurs; and (B) expiring upon (w) with regard to any South Beach Marriott Trigger Period commenced in connection with clause (i) above, the cure of such event of default, (x) with regard to any South Beach Marriott Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.30x for two consecutive calendar quarters, (y) with regard to any South Beach Marriott Trigger Period commenced in connection with clause (iii) above, the cure of the applicable default under the management agreement, and (z) with regard to any South Beach Marriott Trigger Period commenced in connection with clause (iv) above, the date upon which the lender receives evidence that either the management agreement has been renewed and no defaults exist or the borrower has entered into a replacement management agreement on terms acceptable to the lender in the lender’s sole discretion.

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Lockbox and Cash Management.  The South Beach Marriott Loan is structured with a soft lockbox with springing cash management which was established upon closing of the South Beach Marriott Loan.  The borrower is required to collect and deposit all revenues derived from the South Beach Marriott Property into a lender-controlled lockbox account.  However, for so long as the management agreement is in place, the borrower is only required to deposit, or cause the property manager to deposit, all distributions and other amounts which are distributed to the borrower pursuant to the terms of the management agreement into the lender-controlled lockbox account.  For any period in which the management agreement is not in place, the borrower is required to deposit all revenue from the South Beach Marriott Property and other funds otherwise payable to the borrower into the lender controlled lockbox account.  The funds in the lockbox account are swept on a daily basis (x) for so long as no South Beach Marriott Trigger Period is continuing, to the borrower’s operating account and (y) upon the occurrence and during the continuance of a South Beach Marriott Trigger Period, into a lender-controlled cash management account, and after the payment of debt service and the funding of required monthly escrows, such funds are to be reserved and held as additional collateral for the South Beach Marriott Loan.  During the continuance of an event of default under the South Beach Marriott Loan, the lender may apply any funds in the cash management account to amounts payable under the South Beach Marriott Loan and/or toward the payment of expenses of the South Beach Marriott Property, in such order of priority as the lender may determine.

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Property Management.  The South Beach Marriott Property is currently managed by Marriott Hotel Services, Inc., pursuant to a property management agreement.  The borrower cannot replace Marriott Hotel Services, Inc. as property manager. The lender has granted the property manager non-disturbance pursuant to a subordination, non-disturbance and attornment agreement between the lender and property manager.  The property manager has agreed to provide the lender with notice and cure rights for defaults by the borrower under the management agreement.  The property manager has also agreed to exonerate the lender, or any subsequent owner following a foreclosure or deed in lieu of foreclosure, from any liability that accrued under the management agreement prior to the date the lender or such subsequent owner took title to the South Beach Marriott Property.  The management agreement requires that casualty proceeds be used for the restoration of the South Beach Marriott Property.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

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Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the South Beach Marriott Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses from the South Beach Marriott Property for such period or until the restoration of the South Beach Marriott Property has been completed.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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125 THIRD AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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CARTIFACT
125 Third Avenue
125 Third Avenue
New York, NY 10003
New York
MADISON SQUARE PARK
FLATIRON DISTRICT
GRAMERCY PARK
UNION SQUARE
STUYVESANT SQUARE
STUYVESANT TOWN
PETER COOPER VILLAGE
VETERANS ADMINISTRATION MEDICAL CENTER
WASHINGTON SQUARE PARK
TOMPKINS SQUARE PARK
LITTLE INDIA
COOPER SQUARE
FDR DRIVE
E 23RD STREET
E 20TH STREET
E 14TH STREET
FIFTH AVENUE
PARK AVENUE SOUTH
LEXINGTON AVENUE
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
BROADWAY
FOURTH AVENUE
West New York
Union City
Hoboken
Jersey City
Central Park
QUEENS
MANHATTAN
BROOKLYN
New York

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$60,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per Unit	$659,340.66
Size (Units)	91	Percentage of Initial Pool Balance	5.4%
Total Occupancy as of 5/1/2013(1)	100.0%	Number of Related Mortgage Loans(2)	2
Owned Occupancy as of 5/1/2013(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate(3)	4.8500%
Appraised Value	$96,000,000	Original Term to Maturity (Months)(4)	360
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$7,529,773
Underwritten Expenses	$2,398,289	Escrows
Underwritten Net Operating Income (NOI)	$5,131,484	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,086,132	Taxes	$277,500	$138,750
Cut-off Date LTV Ratio	62.5%	Insurance	$98,333	$7,564
Maturity Date LTV Ratio(4)	62.5%	Replacement Reserves	$0	$2,163
DSCR Based on Underwritten NOI / NCF	1.74x / 1.72x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.6% / 8.5%	Other(5)	$8,125	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$60,000,000	99.9%	Loan Payoff	$57,672,971	96.0%
Other Sources	50,000	0.1	Principal Equity Distribution	1,222,324	2.0
			Other Uses	653,713	1.1
			Reserves	383,958	0.6
			Closing Costs	117,033	0.2

Total Sources	$60,050,000	100.0%	Total Uses	$60,050,000	100.0%

(1)
The 125 Third Avenue Property is comprised of 91 multifamily units, 7,056 SF of ground floor retail space and storage space and other non-revenue generating space on floors 15 and 16.  Total Occupancy and Owned Occupancy of 100% represents the occupancy for the multifamily units only.  Total Occupancy and Owned Occupancy, based on square footage, for the 125 Third Avenue Property are 92.6%.

(2)	The 125 Third Avenue Loan is related to the 400 Broome Street Loan. Alex Forkosh is the non-recourse carveout guarantor of the 125 Third Avenue Loan and the 400 Broome Street Loan.
(3)
In the event the 125 Third Avenue Loan is not paid in full on or before the ARD (as defined below), the 125 Third Avenue Loan will accrue interest through the maturity date at a rate per annum equal to the greater of (i) the initial interest rate (4.8500%) plus 2.0% and (ii) the treasury rate plus 4.0%.  See “—The Mortgage Loan” below.

(4)
The 125 Third Avenue Loan has an anticipated repayment date of August 6, 2023 and a maturity date of August 6, 2043. The Maturity Date LTV Ratio is based on the anticipated repayment date. See “—The Mortgage Loan” below.

(5)	Other upfront reserve of $8,125 represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “125 Third Avenue Loan”) is evidenced by a note in the principal amount of $60,000,000 and is secured by a first mortgage encumbering the borrower’s interest in a Class A mixed use building comprised of 91 multifamily units and 7,056 SF of retail space located in New York, New York (the “125 Third Avenue Property”).  The 125 Third Avenue Loan was originated by Citigroup Global Markets Realty Corp. on July 24, 2013 (the “Origination Date”) and represents approximately 5.4% of the Initial Pool Balance.  The 125 Third Avenue Loan has an outstanding principal balance as of the Cut-off Date of $60,000,000 and an initial interest rate of 4.8500% per annum (the “Initial Interest Rate”).  The proceeds of the 125 Third Avenue Loan were primarily used to refinance existing debt on the 125 Third Avenue Property, pay closing costs, set up reserves in connection with the 125 Third Avenue Loan, and return equity to the sponsor.

The 125 Third Avenue Loan had an initial term of 360 months, has a remaining term of 359 months as of the Cut-off Date and requires interest only payments at the Initial Interest Rate for the first 120 months through the anticipated repayment date (the “ARD”), which is the due date in August 2023.  The final maturity date of the 125 Third Avenue Loan is the due date in August 2043. In the event the 125 Third Avenue Loan is not paid in full on or before the ARD, the borrower is required to continue to make interest only payments at the Initial Interest Rate, but the 125 Third Avenue Loan will accrue interest through the final maturity date at a rate per annum equal to the greater of (i) the Initial Interest Rate plus 2.0% and (ii) the treasury rate plus 4.0%. The occurrence of the ARD automatically triggers a full cash flow sweep whereby all excess cash flow is required to be used (i) first, to pay down the principal balance of the 125 Third Avenue Loan until such time as the principal balance is reduced to zero and (ii) second, to pay down all unpaid interest accrued since the ARD in excess of the Initial Interest Rate.  Voluntary prepayment of the 125 Third Avenue Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in May 2023.  Defeasance of the 125 Third Avenue Loan with certain direct, non-callable obligations that are either the direct obligations of, or are fully guaranteed by the full faith and credit

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

of the United States of America, is permitted at any time after the second anniversary of the Closing Date and prior to the ARD.

■
The Mortgaged Property.  The 125 Third Avenue Property is a 16-story mixed use building located in New York, New York.  The 125 Third Avenue Property is located at the northeast corner of Third Avenue and 14th Street within the East Village neighborhood of Manhattan in close proximity to New York University (“NYU”) and its main campus on 8th Street and University Place.

The 125 Third Avenue Property was constructed by the sponsor in 1999.  As of May 1, 2013, the Total Occupancy and Owned Occupancy were both 100.0%. The 125 Third Avenue Property consists of 91 multifamily units (104,424 SF of student housing space), 7,056 SF of ground floor retail space and 8,960 SF of other non-revenue generating space on floors 15 and 16. The tenants at the 125 Third Avenue Property include NYU, which master leases 100.0% of the multifamily space for student housing, and Duane Reade, which occupies the ground floor retail space.  Both NYU and Duane Reade have occupied their respective spaces since 2000.  NYU’s leased space includes 91 student housing units on floors two through 14, 1,440 SF of recreational space for residents on floor two and 8,600 SF of basement space, which is utilized as a student lounge, mail room, laundry room and bike storage.  There are plans to convert floors 15 and 16 into recreational space for NYU.

The following table presents certain information relating to the tenants at the 125 Third Avenue Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
New York University(3)	NR / Aa3 / AA-	104,424	86.7%	$6,608,630	89.9%	$63.29	8/31/2025	NA
Duane Reade(4)	NR / Baa1 / BBB	7,056	5.9	740,600	10.1	104.96	8/31/2015	1, 10-year option
Largest Owned Tenants		111,480	92.6%	$7,349,230	100.0%	$65.92
Vacant(5)		8,960	7.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		120,440	100.0%	$7,349,230	100.0%	$65.92

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Neither tenant has an option to terminate its lease prior to the lease expiration dates.
(3)	New York University leases the 91-unit multifamily portion of the 125 Third Avenue Property.
(4)	Duane Reade’s lease permits the tenant to go dark with the landlord’s right of recapture after six months.
(5)	Vacant space represents floors 15 and 16 that have historically been used for storage and other non-revenue uses. Floors 15 and 16 are not currently zoned for residential uses.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

The following table presents the lease rollover schedule at the 125 Third Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	7,056	5.9	5.9%	740,600	10.1	104.96	1
2016	0	0.0	5.9%	0	0.0	0.00	0
2017	0	0.0	5.9%	0	0.0	0.00	0
2018	0	0.0	5.9%	0	0.0	0.00	0
2019	0	0.0	5.9%	0	0.0	0.00	0
2020	0	0.0	5.9%	0	0.0	0.00	0
2021	0	0.0	5.9%	0	0.0	0.00	0
2022	0	0.0	5.9%	0	0.0	0.00	0
2023	0	0.0	5.9%	0	0.0	0.00	0
2024 & Thereafter	104,424	86.7	92.6%	6,608,630	89.9	63.29	1
Vacant(2)	8,960	7.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	120,440	100.0%		$7,349,230	100.0%	$65.92	2

(1)
Calculated based on approximate square footage occupied by each Owned Tenant. NYU master leases 104,424 SF / 91 units which represents 100% of the multifamily space.  The remaining occupied space is comprised of 7,056 SF of ground floor retail space.

(2)	Vacant space represents floors 15 and 16 that have historically been used for storage and other non-revenue uses.

The following table presents certain information relating to historical leasing at the 125 Third Avenue Property:

Historical Leased %(1)(2)

	2011	2012	As of 5/1/2013
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.
(2)	Total Occupancy and Owned Occupancy of 100.0% represents the occupancy for the multifamily units only. Total Occupancy and Owned Occupancy for the 125 Third Avenue Property is 92.6%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 125 Third Avenue Property:

Cash Flow Analysis(1)

	2011	2012	TTM 4/30/2013	Underwritten(2)	Underwritten $ per SF	Underwritten $ per Unit
Base Rent	$6,199,179	$6,293,523	$6,293,523	$6,293,524	$52.25	$69,159.60
Contractual Rent Steps(3)	0	0	0	1,055,706	8.77	11,601.16
Gross Up Vacancy	0	0	0	476,493	3.96	5,236.18
Total Rent	$6,199,179	$6,293,523	$6,293,523	$7,825,723	$64.98	$85,996.95
Total Reimbursables	80,132	93,673	93,673	57,702	0.48	634.09
Other Income(4)	101,067	104,028	190,048	122,841	1.02	1,349.90
Vacancy & Credit Loss	0	0	0	(476,493)	(3.96)	(5,236.18)
Effective Gross Income	$6,380,378	$6,491,224	$6,577,244	$7,529,773	$62.52	$82,744.76

Total Operating Expenses	$2,464,593	$2,540,178	$2,650,024	$2,398,289	$19.91	$26,354.82

Net Operating Income	$3,915,785	$3,951,046	$3,927,220	$5,131,484	$42.61	$56,389.93
TI/LC	0	0	0	19,399	0.16	213.17
Capital Expenditures	0	0	0	25,953	0.22	285.20
Net Cash Flow	$3,915,785	$3,951,046	$3,927,220	$5,086,132	$42.23	$55,891.56

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent includes rent from multifamily (New York University) and retail (Duane Reade) tenants at the 125 Third Avenue Property.
(3)	Underwritten Total Rent is based on contractual rents as of 5/1/2013 and the present value of contractual rent steps ($1,055,706) through the loan term for NYU.
(4)
Other Income represents laundry income, miscellaneous income and repair reimbursement income from NYU.  Repair reimbursement income represents income from non-routine repairs performed on NYU’s apartment units.

■	Appraisal. According to the appraisal, the 125 Third Avenue Property had an “as-is” appraised value of $96,000,000 as of an effective date of May 14, 2013.

■	Environmental Matters. According to the Phase I environmental report dated May 15, 2013, the environmental consultant recommended no further action.

■
Market Overview and Competition.  The 125 Third Avenue Property is located in New York, New York, within the East Village neighborhood of Manhattan, which is part of the Stuyvesant submarket.  The surrounding neighborhoods are Stuyvesant Town to the north, the Bowery to the west and Chinatown to the south.  The NYU campus is one of the notable features of the neighborhood which is predominately residential and consists of low-rise apartment buildings.  The 125 Third Avenue Property is accessible via the subway and bus systems and is also located near primary traffic arteries.

Per the appraisal, NYU currently occupies approximately 15.0 million SF of real estate in Manhattan, of which 3.3 million SF is designated as undergraduate housing.  Of the 3.3 million SF reserved for undergraduates, approximately 2.0 million SF is owned by NYU and the remaining 1.3 million SF is leased.  Per the appraisal, at the 125 Third Avenue Property, NYU master leases 100.0% of the multifamily space and uses the units for dormitory housing.

According to a market report, as of the second quarter of 2013, the total New York City multifamily market consisted of approximately 172,170 units.  The vacancy rate was 2.0%, and the average asking rental rate was $3,071 per month.  As of the second quarter of 2013, the Stuyvesant submarket consisted of approximately 22,654 units in 82 buildings and had a vacancy rate of 1.6% and an average asking rental rate of $3,935 per month.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

The following table presents certain information relating to certain multifamily lease comparables provided in the appraisal for the 125 Third Avenue Property:

Multifamily Lease Comparables(1)

Property	Number of Units	Number of Stories	Year Built	Unit Type	Unit Size	Quoted Rent per Month	Quoted Rent per SF
121 East 12th Street	69	7	1987	Studio 1 Bedroom 2 Bedroom 3 Bedroom	400 700 1,453 1,598	$1,975 $2,750 $3,900 $4,500	$59.25 $47.14 $32.21 $33.79

200 East 11th Street	55	12	1988	Studio 1 Bedroom 2 Bedroom 3 Bedroom	700	$3,308	$56.17

70 East 12th Street	82	12	1974	Studio 1 Bedroom 2 Bedroom 3 Bedroom	786 1,453	$3,100 $4,500	$47.33 $37.16

34 East 7th Street	48	6	1981	Studio 1 Bedroom 2 Bedroom 3 Bedroom	786	$2,450	$37.40

220 East 22nd Street	127	6	1965	Studio 1 Bedroom 2 Bedroom 3 Bedroom	508 728 1,574	$2,450 $2,999 $4,000	$57.87 $49.43 $30.50

134-142 East 22nd Street	82	6	1980	Studio 1 Bedroom 2 Bedroom 3 Bedroom	500 700	$3,327 $4,947	$79.85 $84.81

77 5th Avenue	72	19	1984	Studio 1 Bedroom 2 Bedroom 3 Bedroom	484 700 1,393	$2,500 $3,400 $5,331	$61.98 $58.29 $45.92
145 East 22nd Street	48	6	1966	Studio 1 Bedroom 2 Bedroom 3 Bedroom	728 1,574	$3,000 $4,200	$49.45 $32.02
321 East 22nd Street	115	6	1968	Studio 1 Bedroom 2 Bedroom 3 Bedroom	500 700	$2,153 $3,073	$51.67 $52.68
Total / Wtd. Avg.(2)	698	9		Studio 1 Bedroom 2 Bedroom 3 Bedroom	473 703 1,358 1,598	$2,270 $3,045 $4,480 $4,500	$57.69 $53.14 $43.77 $33.79

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 125 Third Avenue Property. Unit breakdown was not provided per appraisal. The 125 Third Avenue Property has 91 units and underwritten base rent per SF is $63.29.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 125 Third Avenue Property:

Retail Lease Comparables(1)

Property	Tenant Name	Beginning Date	Retail GLA	Asking Rent per SF
125 Third Avenue(2)	--	--	7,056	$104.96
56 West 14th Street	Five Guys	1Q 2013	2,500	$120.00
94 University Place	Tortaria Restaurant	2Q 2012	1,300	$200.00
150 East 14th Street	Naked Pizza	1Q 2011	1,600	$208.00
300 Park Avenue South	CVS	4Q 2010	11,000	$115.00
1 Union Square South	Duane Reade	1Q 2010	14,000	$236.00
Total / Wtd. Avg.			30,400	$179.66

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 125 Third Avenue Property.

■
The Borrower.  The borrower is Coral Crystal LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 125 Third Avenue Loan.  Alex Forkosh is the non-recourse carveout guarantor of the 125 Third Avenue Loan.

■
Escrows.  In connection with the origination of the 125 Third Avenue Loan, the borrower funded aggregate reserves of $383,958 with respect to the 125 Third Avenue Property, comprised of: (i) $277,500 for real estate taxes, (ii) $98,333 for insurance, and (iii) $8,125 for deferred maintenance.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 125 Third Avenue Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents, and (iii) a replacement reserve in an amount equal to $2,163.

In addition, on each monthly due date during the continuance of a 125 Third Avenue Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer any and all remaining excess cash flow generated by the 125 Third Avenue Property after payment of debt service due on such monthly due date, all required reserve deposits described above due on such monthly payment date, the deposit into the operating expense account described above due on such monthly payment date and any other sums due and owed under the loan documents.

“125 Third Avenue Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the loan documents, (ii) the debt service coverage ratio as calculated under the loan documents (and tested monthly) is less than 1.30x for the 12-month trailing period and (iii) the earliest to occur of (a) a Specified Tenant is in monetary default under the applicable Specified Tenant Lease beyond applicable notice and cure periods for a period of sixty (60) days or more, (b) a Specified Tenant gives notice that it is terminating its lease for all or any portion of the Specified Tenant Space (or applicable portion thereof), (c) any termination or cancellation of any Specified Tenant Lease occurs (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and (d) any bankruptcy or similar insolvency of Specified Tenant occurs and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.35x for two consecutive calendar quarters and (z) in the case of clause (iii) above, the earliest to occur of (1) the satisfaction of the Specified Tenant Cure Conditions, (2) the borrower leases the entire Specified Tenant Space (or applicable portion thereof) to tenant(s) occupying said space and paying full, unabated rent, in each case, pursuant to

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

lease(s) which are in full force and effect and entered into in accordance with the applicable terms and conditions of the 125 Third Avenue Loan Agreement and/or (3) to the extent that less than the entire Specified Tenant Space (or applicable portion thereof) is so leased, the borrower leases the acceptable portion of the Specified Tenant Space to tenant(s) occupying said space and paying full, unabated rent, in each case, pursuant to lease(s) which are in full force and effect and entered into in accordance with the applicable terms and conditions of the 125 Third Avenue Loan Agreement.  Additionally, a 125 Third Avenue Trigger Period will commence upon the occurrence of the ARD in August 2023 and expiring only upon the repayment in full of the 125 Third Avenue Loan.

“Specified Tenant” means as applicable, (i) NYU and (ii) individually and collectively, any other lessee(s) of the Specified Tenant Space (or any portion thereof) and any guarantor(s) of the applicable related Specified Tenant Lease(s), (provided that such lessee(s) and guarantor(s) shall only constitute “Specified Tenant(s)” to the extent they lease the Specified Tenant Space (or applicable portion thereof) pursuant to ST Major Lease(s)).

“Specified Tenant Cure Conditions” means each of the following, as applicable: (i) the applicable Specified Tenant has cured all monetary defaults under the applicable Specified Tenant Lease, (ii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant Lease and has re-affirmed the applicable Specified Tenant Lease as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant or the applicable Specified Tenant Lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings or has affirmed the applicable Specified Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction and (iv) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant Lease.

“Specified Tenant Lease” means collectively and/or individually (as the context requires), each lease at the 125 Third Avenue Property with the Specified Tenant (including, without limitation, any guaranty or similar instrument furnished thereunder), as the same may have been or may after such origination date be amended, restated, extended, renewed, replaced and/or otherwise modified.

“Specified Tenant Space” means that portion of the 125 Third Avenue Property demised as of the origination date of the 125 Third Avenue Loan to the initial Specified Tenant pursuant to the initial Specified Tenant Lease.  References herein to “applicable portions” of the Specified Tenant Space (or words of similar import) shall be deemed to refer to the portion of the Specified Tenant Space demised pursuant to the applicable Specified Tenant Lease(s) entered into after such origination date in accordance with the applicable terms and conditions of the 125 Third Avenue Loan Agreement.

“ST Major Lease” means as to the 125 Third Avenue Property (i) any lease which, individually or when aggregated with all other leases at the 125 Third Avenue Property with the same tenant or its affiliate, either (A) accounts for twenty percent (20%) or more of the total rental income for the 125 Third Avenue Property, or (B) demises 20,000 square feet or more of the 125 Third Avenue Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 125 Third Avenue Property and (iii) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i) or (ii) above.

■
Lockbox and Cash Management. The 125 Third Avenue Loan is structured with a hard lockbox which was established in connection with the origination of the 125 Third Avenue Loan and with springing cash management.  The loan documents require the borrower to direct the Specified Tenant and Applicable Notice Tenants to pay their rents directly to the lender controlled lockbox account.  The loan documents also require the borrower and the property manager to deposit all revenues derived from the 125 Third Avenue Property and received by the borrower or the property manager, as the case may be, into the lender controlled lockbox account within two business days after receipt.  The funds on deposit in the lockbox account are required to be swept on a daily basis to or at the direction of the borrower, unless a 125 Third Avenue Trigger Period exists, in which case funds are required to be transferred on each business day to the cash management account.  Upon the first

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

occurrence of a 125 Third Avenue Trigger Period, the lender, on the borrower’s behalf, is required to establish a cash management account with the lender or the servicer, as applicable, in the name of the borrower for the sole and exclusive benefit of the lender.  Upon the first occurrence of a 125 Third Avenue Trigger Period, the lender, on the borrower’s behalf, is required to establish with the lender or the servicer an eligible account into which the borrower is required to deposit, or cause to be deposited the amounts required for the payment of debt service under the 125 Third Avenue Loan. So long as no event of default has occurred and is continuing, on each due date, the lender or the servicer, as applicable, is required to disburse all funds on deposit in the cash management account to pay required reserves, debt service, and all other amounts then due and payable under the loan documents. Furthermore, during the continuance of a 125 Third Avenue Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, required reserves, and all other amounts then due and payable under the loan documents, be reserved and held by the lender as additional collateral for the 125 Third Avenue Loan.  Provided no event of default has occurred and is continuing, (i) prior to the ARD, the lender is required to disburse excess cash flow funds to the borrower on account of leasing commissions and tenant improvements at the 125 Third Avenue Property, provided that as a condition precedent thereto, the borrower satisfies (or causes to be satisfied) all conditions to disbursement set forth in the 125 Third Avenue Loan Agreement and (ii) any remaining excess cash flow funds are required to be disbursed to the borrower upon expiration of any 125 Third Avenue Trigger Period.  Provided no event of default has occurred and is continuing, from and after the ARD, any excess cash flow funds are required to be applied by the lender on each due date in the following order of priority: (i) first, to the reduction of the principal balance of the 125 Third Avenue Loan (excluding any accrued and unpaid excess interest) until the principal balance of the 125 Third Avenue Loan (excluding any accrued and unpaid excess interest) is reduced to zero, (ii) second, to the payment of accrued and unpaid excess interest until the outstanding amount of accrued and unpaid excess interest is reduced to zero and (iii) third, the balance, if any, after payment in full of the 125 Third Avenue Loan, to an account owned and controlled by the borrower, as specified by the borrower in writing.

“Applicable Notice Tenants” means any non-residential tenant (i) which is itself a national brand or chain or is affiliated with, franchised by or otherwise associated with a national brand or chain and (ii) whose lease is a Major Lease.

“Major Lease” means as to the 125 Third Avenue Property (i) any lease which, individually or when aggregated with all other leases at the 125 Third Avenue Property with the same tenant or its affiliate, either (A) accounts for ten percent (10%) or more of the total rental income for the 125 Third Avenue Property, or (B) demises 10,000 square feet or more of the 125 Third Avenue Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 125 Third Avenue Property, (iii) any Specified Tenant Lease, and (iv) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i), (ii) or (iii) above.

■
Property Management.  The 125 Third Avenue Property is currently managed by Coral Housing, LLC, an affiliate of the borrower.  Under the loan documents, the borrower cannot replace Coral Housing, LLC, as the property manager of the 125 Third Avenue Property, except with a management company approved by the lender in writing (which approval of the lender may be conditioned upon delivery to the lender of a Rating Agency Confirmation). The lender may replace (or require the borrower to replace) the property manager if (i) there is a default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) there exists an event of default under the 125 Third Avenue Loan which remains uncured (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iv) certain bankruptcy related events occur with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

125 THIRD AVENUE

■
Right of First Refusal.  The lease between the borrower and NYU, the largest tenant at the 125 Third Avenue Property, grants to NYU a right of first refusal to purchase the entire 125 Third Avenue Property in the event that the borrower receives and wishes to accept an offer with respect to the purchase of the 125 Third Avenue Property. The lender and NYU executed a subordination, non-disturbance and attornment agreement in connection with the closing of the 125 Third Avenue Loan, in which NYU agreed that such right of first refusal will not apply to (i) any transfer of the borrower’s interest in the 125 Third Avenue Property in connection with an exercise of remedies under the loan documents evidencing the 125 Third Avenue Loan (including, without limitation, a foreclosure or deed in lieu thereof) or (ii) the first transfer of the 125 Third Avenue Property subsequent to any transfer described in the preceding subclause (i).  Provided NYU complies with and performs its lease obligations, NYU is granted non-disturbance rights under the aforesaid subordination, non-disturbance and attornment agreement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

EMERALD ISLE APARTMENTS

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMERALD ISLE APARTMENTS

Emerald Isle Apartments
661 North Rose Drive
Placentia, CA 92870
La Habra
Brea
Gateway Shopping Center
Brea Mall
Birch Hills Golf Course
Brea Union Plaza
Imperial East Shopping Center
Carbon Canyon Park
Black Gold Golf Club
Fullerton Golf Course
Craig Regional Park
Coyote Hills Golf Course
St Jude Medical Center
Placentia Town Center
Cal State University Fullerton
Crossroads Shopping Center
Placentia -Linda Hospital
Placentia
Hillcrest Park
Fullerton College
Fullerton
Village Center at Rose
Alta Vista Country Club
Yorba Linda Country Club
Yorba Linda
Fullerton Station
Metrolink
Fullerton Metro Center
Orangefair Marketplace
La Palma Park and Stadium
Anaheim
Anaheim Canyon Station
Riverside Fwy
Orange Fwy
Anaheim Hills
The Mall of Orange
Santiago Oaks Regional Park
Villa Park
Disneyland
Santa Ana Fwy
Orange
Honda Center
Anaheim Station
Anaheim Convention Center
Angel Stadium of Anaheim
Chapman University
Orange Station
UC Irvine Hospital
Outlets at Orange
Children's Hospital of OC
St Joseph Hospital
Tustin Foothills
Garden Grove Fwy
Garden Grove
River View Golf Course
Main Place Mall
Santa Ana
W. Central Ave
Imperial Hwy
Lambert Rd
E. Birch St
E. Bastanchury Rd
E. Yorba Linda Blvd
E. Chapman Ave
E. Commonwealth Ave
E. Orangethorpe Ave
E. Lincoln Ave
E. Nohl Ranch Rd
E. Ball Rd
E. Taft Ave
E. Katella Ave
W. Katella Ave
E. Collins Ave
Chapman Ave
Santa Ana Canyon Rd
Los Angeles
Pasadena
Long Beach
Anaheim
Santa Ana
Pacific Ocean
Angeles National Forest
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMERALD ISLE APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Placentia, California	Cut-off Date Principal Balance	$56,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$133,886.26
Size (Units)	422	Percentage of Initial Pool Balance	5.1%
Total Occupancy as of 8/16/2013	99.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/16/2013	99.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate	5.63827433628319%
Appraised Value	$93,840,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
Underwritten Revenues	$6,980,850
Underwritten Expenses	$2,349,702
Underwritten Net Operating Income (NOI)	$4,631,149	Escrows
Underwritten Net Cash Flow (NCF)	$4,525,649		Upfront	Monthly
Cut-off Date LTV Ratio	60.2%	Taxes	$0	$0
Maturity Date LTV Ratio	56.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	1.18x / 1.16x	Replacement Reserves	$0	$8,792
Debt Yield Based on Underwritten NOI / NCF	8.2% / 8.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$56,500,000	90.4%	Loan Payoff	$61,647,385	98.6%
Mezzanine Loan Amount	6,000,000	9.6	Closing Costs	741,732	1.2
			Principal Equity Distribution	110,883	0.2

Total Sources	$62,500,000	100.0%	Total Uses	$62,500,000	100.0%

■
The Mortgage Loan.  The mortgage loan (the “Emerald Isle Apartments Loan”) is evidenced by a promissory note in the principal amount of $56,500,000 and is secured by a first mortgage encumbering a 422-unit multifamily property located in Placentia, California (the “Emerald Isle Apartments Property”).  The Emerald Isle Apartments Loan was originated by GS Commercial Real Estate LP on August 22, 2013 and will be acquired by Goldman Sachs Mortgage Company on or prior to the securitization Closing Date.  The Emerald Isle Apartments Loan represents approximately 5.1% of the Initial Pool Balance.  The note evidencing the Emerald Isle Apartments Loan has an outstanding principal balance as of the Cut-off Date of $56,500,000 and an interest rate of 5.63827433628319% per annum.  The borrower utilized the proceeds of the Emerald Isle Apartments Loan to refinance existing debt on the Emerald Isle Apartments Property.

The Emerald Isle Apartments Loan had an initial term of 120 months and has a remaining term of 120 months.  The Emerald Isle Apartments Loan requires payments of interest only prior to the due date in October 2018, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2023.  The Emerald Isle Apartments Loan may be voluntarily prepaid on any due date on or after the due date in September 2015 with the payment of a prepayment fee equal to the yield maintenance premium.  Voluntary prepayment of the Emerald Isle Apartments Loan is permitted on and after the due date in June 2023 without payment of any yield maintenance or prepayment premium.

■
The Mortgaged Property.  The Emerald Isle Apartments Property is a 422-unit multifamily apartment community located in Placentia in Orange County, California. The Emerald Isle Apartments Property was built in 2005 by James C. Gianulias and David Gianulias who are the non-recourse carveout guarantors under the Emerald Isle Apartments Loan. The Emerald Isle Apartments Property is a gated community, for residents aged 55 and older, that features numerous amenities including a resort-style pool and spa, a putting green, an 8,300 SF recreation center with a fully equipped kitchen, fitness center, media center, computer/business center, library, billiards room and card room. Organized social activities include a regular schedule of programs and outings. The Emerald Isle Apartments Property offers 1, 2 and 2+ bedroom floor plans with private patios/balcony and is located across from a retail strip center which features a Ralphs store and a number of other retailers. The Emerald Isle Apartments Property has been at or above 98% occupancy since 2009 and as of August 16, 2013, Total Occupancy and Owned Occupancy were both at 99.1%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMERALD ISLE APARTMENTS

The following table presents certain information relating to the units and rent at the Emerald Isle Apartments Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit(1)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent	Underwritten Rent
2 bed / 2 bath (with den)	26	1,128	$1,825	$1,754	$1,757	$548,160
2 bed / 2 bath	112	1,004	$1,626	$1,564	$1,565	2,102,768
2 bed / 1 bath	17	914	$1,460	$1,484	$1,483	302,460
1 bed / 1 bath	267	655	$1,227	$1,181	$1,181	3,782,969
Total / Wtd. Avg.	422	788	$1,379	$1,330	$1,330	$6,736,357

(1)	Source: Appraisal.
(2)	Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the Emerald Isle Apartments Property:

Historical Leased %(1)
	2010	2011	2012	TTM 6/30/2013
Owned Space	98.3%	99.3%	98.8%	99.5%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Emerald Isle Apartments Property:

Cash Flow Analysis(1)
	2010(2)	2011	2012	TTM 6/30/2013	Underwritten	Underwritten $ per Unit
Base Rent	$6,340,477	$6,653,067	$6,673,541	$6,706,560	$6,736,357	$15,963
Gross Up Vacancy	0	0	0	0	0	0
Goss Potential Rent	$6,340,477	$6,653,067	$6,673,541	$6,706,560	$6,736,357	$15,963
Vacancy, Credit Loss, Concessions & Non-Revenue Units	NAP	(339,054)	(232,744)	(235,322)	(303,401)	(719)
Total Rent Revenue	$6,340,477	$6,314,013	$6,440,797	$6,471,238	$6,432,956	$15,244
Other Revenue (3)	494,245	593,338	543,505	547,894	547,894	1,298
Effective Gross Income	$6,834,723	$6,907,351	$6,984,302	$7,019,132	$6,980,850	$16,542

Total Operating Expenses	$2,187,289	$2,274,998	$2,251,808	$2,332,658	$2,349,702	$5,568

Net Operating Income	$4,647,433	$4,632,353	$4,732,494	$4,686,474	$4,631,149	$10,974
Replacement Reserves	0	0	0	0	105,500	250
Net Cash Flow	$4,647,433	$4,632,353	$4,732,494	$4,686,474	$4,525,649	$10,724

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	For 2010, Vacancy Loss, Credit Loss, Concessions & Non-Revenue Units are included in Gross Potential Rent. Borrower began reporting these separately for the full year starting in 2011.
(3)	Other Revenue includes other rental income, other site income, utility income and other miscellaneous revenues.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407

EMERALD ISLE APARTMENTS

■	Appraisal. According to the appraisal, the Emerald Isle Apartments Property had an “as-is” appraised value of $93,840,000 as of an effective date of June 11, 2013.

■
Environmental Matters. According to a Phase I environmental report, dated June 17, 2013, there are no recognized environmental conditions or recommendations for further action at the Emerald Isle Apartments Property.

■
Market Overview and Competition.  The Emerald Isle Apartments Property is located within the city of Placentia, Orange County, California. Placentia is located in northeastern Orange County and is proximate to the Orange Freeway. Placentia is within commuting distance to employment areas in Orange, Los Angeles and Riverside Counties. Primary access to the Emerald Isle Apartments Property neighborhood is provided by Interstate 5, Highway 91 and Highway 57. The Orange County MSA unemployment rate as of April 2013 was 5.7%, down from a revised 6.3% as of March 2013 and below the 7.3% estimate as of April 2012.  Major employers in Orange County include Walt Disney Co., University of California, Irvine, St. Joseph Health System, Boeing Co., Bank of America Corp. and Yum Brands, Inc.  The Emerald Isle Apartments Property is located approximately 0.5 miles south of Placentia Linda Hospital and is within close proximity to neighborhood and community shopping.

The population in Orange County is 3,105,680, with an estimated average household income of $98,593 for 2013. The estimated 2013 population in a 5-mile radius of the property is 371,236 with an estimated average household income of $96,313. At $1,595 and $1,553 per month, average fourth quarter 2012 asking and effective rents, as reported by a market research report, were up 0.9% each for the quarter and were up 2.9% and 3.6%, respectively, for the year. Fourth quarter Class A and B/C asking averages were $1,852 and $1,435, up 3.2% and 2.4%, respectively, for the year.

The following table presents certain information relating to the primary competition for the Emerald Isle Apartments Property:

Competitive Set(1)
	Fountain Glen at Jacaranda	Fountain Glen at Anaheim Hills	Bradford Terrace	Five Points Villas Senior Apts.	Huntington Westminster	Creekview Senior Apartments	Union Place	Oaktree Court
Location	Fullerton	Anaheim	Placentia	Huntington Beach	Westminster	Orange	Placentia	Placentia
Occupancy	99.0%	98.0%	97.0%	100.0%	90.0%	100.0%	94.0%	90.0%
Age Restricted	Yes	Yes	Yes	Yes	Yes	Yes	No	No

(1)	Source: Appraisal

■
The Borrower.  The borrower is Placentia 422 L.P., a single-purpose, single-asset entity formed solely for the purpose of owning and operating the Emerald Isle Apartments Property.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Emerald Isle Apartments Loan.  James C. Gianulias and David Gianulias are the non-recourse carveout guarantors under the Emerald Isle Apartments Loan.

■
Escrows.  On each due date, the borrower is required to fund: (1) from and after the date on which the borrower has (x) failed to pay taxes or insurance premiums on or prior to the date such amounts are due or (y) failed to certify that such tax or insurance premiums were paid when due, a tax and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period and (2) a capital expenditure reserve account in the amount of $8,792.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMERALD ISLE APARTMENTS

■
Lockbox and Cash Management.  The Emerald Isle Apartments Loan is structured with a soft lockbox with springing cash management, which was established upon closing of the Emerald Isle Apartments Loan. The loan documents require that all rents received by the borrower or the property manager be deposited into the lender-controlled lockbox account by the end of the first business day after receipt.  On each business day, so long as no event of default or Emerald Isle Apartments Trigger Period is continuing, the lockbox bank will remit all amounts contained in the lockbox account to an operating account maintained by the borrower.  On a weekly basis, during the continuance of an event of default under the Emerald Isle Apartments Loan or an Emerald Isle Apartments Trigger Period, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account.  On each due date during the continuance of an Emerald Isle Apartments Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves, budgeted operating expenses and debt service on the mezzanine loan are required to be held as additional collateral for the Emerald Isle Apartments Loan.  During the continuance of an event of default under the Emerald Isle Apartments Loan, the lender is entitled to apply all funds on deposit in the cash management account to amounts payable under the Emerald Isle Apartments Loan in such order of priority as the lender may determine.

A “Emerald Isle Apartments Trigger Period” means the period (A) commencing on the last day of any fiscal quarter in which the net operating income (as calculated under the loan documents) for the prior twelve-month period is less than $4,028,358 and terminating as of the end of the second of any two consecutive fiscal quarters in which the net operating income for the prior twelve-month period is at least $4,028,358, (B) commencing on the date the borrower fails to deliver the required annual, quarterly and monthly financial reports and ending when such reports are delivered if no trigger period pursuant to clause (A) is continuing, or (C) any period during an occurrence of an event of default under the mezzanine loan.

■
Property Management.  The Emerald Isle Apartments Property is currently managed by Mesa Management, Inc., an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Emerald Isle Apartments Property may be managed by Mesa Management, Inc. or any other management company reasonably approved by the lender and with respect to which Rating Agency Confirmation has been received.  Following an event of default under the Emerald Isle Apartments Loan, a foreclosure, a conveyance in lieu of foreclosure or an acceleration of the Emerald Isle Apartments Loan, a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods) or the filing of a bankruptcy petition by the property manager or a similar event, the lender has the right to terminate or require borrower to terminate the property manager and engage a replacement property manager. Pursuant to a subordination of the management agreement, following a foreclosure on the Emerald Isle Apartments Property, the property manager has agreed to recognize the lender as the “owner” under the management agreement.

■
Mezzanine or Subordinate Indebtedness.  In connection with the origination of the Emerald Isle Apartments Loan, a mezzanine loan was made in the amount of $6,000,000 to the borrower’s direct and, in the case of Placentia 422 LLC, indirect, equity holders, secured by a pledge of the equity interests in the borrower and borrower’s general partner.  The mezzanine loan will initially be held by GS Commercial Real Estate LP or its affiliate, has an interest rate of 7.7500% per annum and is co-terminus with the Emerald Isle Apartments Loan.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

EMERALD ISLE APARTMENTS

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as such terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Emerald Isle Apartments Property (plus eighteen months of rental loss and/or business interruption coverage).  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, borrower is required to carry terrorism insurance throughout the term of the Emerald Isle Apartments Loan as required by the preceding sentence, but in such event borrower will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount.  In either such case, terrorism insurance may not have a deductible in excess of $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Emerald Isle Apartments Property are separately allocated under the blanket policy.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgage Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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400 BROOME STREET

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

New York
400 Broome Street
400 Broome Street
New York, NY 10013
WASHINGTON SQUARE PARK
GREENWICH VILLAGE
NOHO
SOHO
NOLITA
BOWERY
LIGHTING DISTRICT
LITTLE ITALY
CHINATOWN
TWO BRIDGES
CIVIC CENTER
WEST HOUSTON STREET
EAST HOUSTON STREET
PRINCE STREET
SPRING STREET
BROOME STREET
GRAND STREET
CANAL STREET
DELANCEY STREET
KENMARE STREET
BROADWAY
LAFAYETTE STREET
CENTRE STREET
CLEVELAND PLACE
CENTRE MARKET PLACE
THE BOWERY
West New York
Union City
Hoboken
Jersey City
MANHATTAN
QUEENS
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

Mortgage Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$50,000,000
Property Type	Mixed Use	Cut-off Date Principal Balance per Unit(1)	$467,289.72
Size (Units)	107	Percentage of Initial Pool Balance	4.5%
Total Occupancy as of 5/1/2013(2)	100.0%	Number of Related Mortgage Loans(3)	2
Owned Occupancy as of 5/1/2013(2)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1913 / 1996	Mortgage Rate(4)	4.8100%
Appraised Value	$105,000,000	Original Term to Maturity (Months)(5)	360
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$7,126,210
Underwritten Expenses	$2,607,744	Escrows
Underwritten Net Operating Income (NOI)	$4,518,466	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,468,244	Taxes	$142,018	$142,018
Cut-off Date LTV Ratio	47.6%	Insurance	$99,243	$9,022
Maturity Date LTV Ratio(5)	47.6%	Replacement Reserves	$0	$2,645
DSCR Based on Underwritten NOI / NCF	1.85x / 1.83x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.0% / 8.9%	Other(6)	$81,250	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$50,000,000	99.9%	Loan Payoff	$41,324,184	82.6%
Other Sources	50,000	0.1	Principal Equity Distribution	7,542,359	15.1
			Closing Costs	564,371	1.1
			Reserves	322,511	0.6
			Other Uses	296,575	0.6

Total Sources	$50,050,000	100.0%	Total Uses	$50,050,000	100.0%

(1)	Cut-off Date Principal Balance per Unit is calculated by dividing the Cut-off Date Principal Balance by the number of multifamily units.
(2)
The 400 Broome Street Property is comprised of 107 multifamily units, 10,600 SF of retail space, 5,336 SF of office space, 3000 SF of garage space and 6,000 SF of non-revenue generating mechanical space.  Total Occupancy and Owned Occupancy of 100.0% represents the occupancy for the multifamily units only.  Total Occupancy and Owned Occupancy, based on square footage, for the 400 Broome Street Property are 93.0%.

(3)	The 400 Broome Street Loan is related to the 125 Third Avenue Loan. Alex Forkosh is the non-recourse carveout guarantor of the 400 Broome Street Loan and the 125 Third Avenue Loan.
(4)
In the event the 400 Broome Street Loan is not paid in full on or before the ARD (defined below), the 400 Broome Street Loan will accrue interest at a rate per annum equal to the greater of (i) the initial interest rate (4.8100%) plus 2.0% and (ii) the treasury rate plus 4.0% per annum through the final maturity date.

(5)
The 400 Broome Street Loan has an anticipated repayment date of July 6, 2023 and a maturity date of July 6, 2043. The Maturity Date LTV Ratio is based on the anticipated repayment date. See “—The Mortgage Loan” below.

(6)	Other upfront reserve of $81,250 represents a deferred maintenance reserve.

■
The Mortgage Loan.  The mortgage loan (the “400 Broome Street Loan”) is evidenced by a note in the original principal amount of $50,000,000 and is secured by a first mortgage encumbering the borrower’s interest in a Class A mixed use building comprised of 107 multifamily units, 10,600 SF of retail space, 5,336 SF of office space, and 3,000 SF of garage space located in New York, New York (the “400 Broome Street Property”).  The 400 Broome Street Loan was originated by Citigroup Global Markets Realty Corp. on June 21, 2013 and represents approximately 4.5% of the Initial Pool Balance.  The 400 Broome Street Loan has an outstanding principal balance as of the Cut-off Date of $50,000,000 and an initial interest rate of 4.8100% per annum (the “Initial Interest Rate”).  The proceeds of the 400 Broome Street Loan were primarily used to refinance existing debt on the 400 Broome Street Property, pay closing costs, set up reserves in connection with the 400 Broome Street Loan, and return equity to the sponsor.

■
The 400 Broome Street Loan had an initial term of 360 months, has a remaining term of 358 months as of the Cut-off Date and requires interest only payments at the Initial Interest Rate for the first 120 months through the anticipated repayment date (the “ARD”), which is the due date in July 2023.  The final maturity date of the 400 Broome Street Loan is the due date in July 2043. In the event the 400 Broome Street Loan is not paid in full on or before the ARD, the borrower is required to continue to make interest only payments at the Initial Interest Rate, but the 400 Broome Street Loan will accrue interest through the maturity date at a rate per annum equal to the greater of (i) the Initial Interest Rate plus 2.0% and (ii) the treasury rate plus 4.0%.  The occurrence of the ARD automatically triggers a full cash flow sweep whereby all excess cash flow is required to be used (i) first, to pay down the principal balance of the 400 Broome Street Loan until such time as the principal balance is reduced to zero and (ii) second, to pay down all unpaid interest accrued since the ARD in excess of the Initial Interest Rate.  Voluntary prepayment of the 400 Broome Street Loan without prepayment premium or yield maintenance charge is permitted on or after the due date in April 2023.  Defeasance of the 400 Broome Street Loan with certain direct, non-callable obligations that are either the direct obligations of or are fully guaranteed by the full faith and credit of

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

the United States of America, is permitted at any time after the second anniversary of the securitization Closing Date and prior to the ARD.

■
The Mortgaged Property.  The 400 Broome Street Property is an 11-story, mixed-use building located in New York, New York.  The 400 Broome Street Property has frontage and visibility along three streets within the SoHo neighborhood of Manhattan.  The 400 Broome Street Property is located on the entire eastern block bounded by Broome Street to the south, Cleveland Place to the west and Kenmare Street to the north.

The 400 Broome Street Property was constructed in 1913 and was renovated in 1996.  As of May 1, 2013, the Total Occupancy and Owned Occupancy were both 100.0%. The 400 Broome Street Property consists of 107 multifamily units (148,400 SF of student housing space), 10,600 SF of ground floor retail space, 5,336 SF of office space and 3,000 SF of garage space.  Additionally, there are approximately 6,000 SF of non-revenue generating mechanical space in the basement.  The tenants at the 400 Broome Street Property include New York University (“NYU”) which master leases 100.0% of the multifamily space, located on floors two through 10, and three ground floor retail tenants which occupy 41.5% of the ground floor space, resulting in an overall occupancy of 93.0%.  The ground floor retail tenants consist of Aharon Azuly, Broome 400 (deli) and Skate Hampton.  There are 6,200 SF of vacant ground floor retail space at the 400 Broome Street Property. The office space located on floor 11 and the garage space at the 400 Broome Street Property are leased to an affiliate of the borrower.

The following table presents certain information relating to the tenants at the 400 Broome Street Property:

Largest Owned Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
New York University(3)	NR / Aa3 / AA-	148,400	85.6%	$5,515,165	90.5%	$37.16	8/31/2025	NA
Coral Realty LLC	NR / NR / NR	8,336	4.8	308,800	5.1	37.04	6/30/2025	NA
Broome 400 (deli)	NR / NR / NR	2,200	1.3	162,240	2.7	73.75	12/31/2018	NA
Aharon Azuly	NR / NR / NR	1,800	1.0	59,871	1.0	33.26	12/31/2019	NA
Skate Hampton	NR / NR / NR	400	0.2	44,991	0.7	112.48	11/30/2016	1, 5-year option
Largest Owned Tenants		161,136	93.0%	$6,091,067	100.0%	$37.80
Vacant(4)		12,200	7.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		173,336	100.0%	$6,091,067	100.0%	$37.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	None of the tenants has any options to terminate its lease prior to the applicable lease expiration date.
(3)	NYU represents the 107-unit multifamily portion of the 400 Broome Street Property.
(4)	Vacant space represents two ground floor retail units totaling 6,200 SF and 6,000 SF of non-revenue generating mechanical space in the basement.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

The following table presents the lease rollover schedule at the 400 Broome Street Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	400	0.2	0.2%	44,991	0.7	112.48	1
2017	0	0.0	0.2%	0	0.0	0.00	0
2018	2,200	1.3	1.5%	162,240	2.7	73.75	1
2019	1,800	1.0	2.5%	59,871	1.0	33.26	1
2020	0	0.0	2.5%	0	0.0	0.00	0
2021	0	0.0	2.5%	0	0.0	0.00	0
2022	0	0.0	2.5%	0	0.0	0.00	0
2023	0	0.0	2.5%	0	0.0	0.00	0
2024 & Thereafter	156,736	90.4	93.0%	5,823,965	95.6	37.16	2
Vacant(2)	12,200	7.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	173,336	100.0%		$6,091,067	100.0%	$37.80	5

(1)
Calculated based on approximate square footage occupied by each Owned Tenant.  NYU master leases 148,400 SF (107 units) which represents 100.0% of the multifamily space.  The remaining space is comprised of 10,600 SF of ground floor retail space, 5,336 SF of office space and 3,000 SF of garage space.

(2)	Vacant space represents two ground floor retail units totaling 6,200 SF and 6,000 SF of non-revenue generating mechanical space in the basement.

The following table presents certain information relating to historical leasing at the 400 Broome Street Property:

Historical Leased %(1)(2)
	2011	2012	As of 5/1/2013
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.
(2)
Total Occupancy and Owned Occupancy of 100.0% represents the occupancy for the multifamily units only.  Total Occupancy and Owned Occupancy for the 400 Broome Street Property was 92.7% in 2011 and 93.0% in 2012.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 400 Broome Street Property:

Cash Flow Analysis(1)
	2011	2012	TTM 4/30/2013	Underwritten(2)	Underwritten $ per SF	Underwritten $ per Unit
Base Rent	$4,565,201	$4,743,068	$4,761,405	$5,092,949	$29.38	$47,597.65
Contractual Rent Steps(3)	0	0	0	998,118	5.76	9,328.20
Gross Up Vacancy	0	0	0	2,325,000	13.41	21,728.97
Total Rent	$4,565,201	$4,743,068	$4,761,405	$8,416,067	$48.55	$78,654.83
Total Reimbursables	591,293	776,210	782,007	940,785	5.43	8,792.38
Other Income(4)	128,307	110,922	59,597	94,359	0.54	881.86
Vacancy & Credit Loss	0	0	0	(2,325,000)	(13.41)	(21,728.97)
Effective Gross Income	$5,284,801	$5,630,200	$5,603,009	$7,126,210	$41.11	$66,600.10

Total Operating Expenses	$2,039,101	$2,144,222	$2,177,384	$2,607,744	$15.04	24,371.44

Net Operating Income	$3,245,700	$3,485,978	$3,425,625	$4,518,466	$26.07	$42,228.65
TI/LC	0	0	0	18,484	0.11	172.75
Capital Expenditures	0	0	0	31,737	0.18	296.61
Net Cash Flow	$3,245,700	$3,485,978	$3,425,625	$4,468,244	$25.78	$41,759.29

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent includes rent from multifamily, retail and office tenants at the 400 Broome Street Property.
(3)
Underwritten Total Rent is based on contractual rents as of 5/1/2013 and the present value of contractual rent steps ($990,357) through the loan term for NYU and contractual rent steps through 10/1/2013 for Aharon Azuly and through 12/1/2013 for Skate Hampton.

(4)
Other Income includes laundry income, miscellaneous income and repair reimbursement income from NYU.  Repair reimbursement income represents income from non-routine repairs performed on NYU’s apartment units.

■	Appraisal. According to the appraisal, the 400 Broome Street Property had an “as-is” appraised value of $105,000,000 as of an effective date of May 14, 2013.

■
Environmental Matters.  According to the Phase I environmental report dated May 17, 2013, the environmental consultant recommended no further action other than operations and maintenance plans for asbestos and lead-based paint which are already in place.

■
Market Overview and Competition.  The 400 Broome Street Property is located in New York, New York, within the NoLita section of Manhattan which is part of the West Village/Downtown submarket.  Generally, the boundaries of the immediate area are Little Italy and Chinatown to the south, SoHo to the west, NoHo to the north and the Lower East Side to the east.  The 400 Broome Street Property is centrally located near galleries, boutique shopping and restaurants and is accessible via multiple subway lines.  The local area is composed primarily of residential buildings with ground level retail.

Per the appraisal, NYU currently occupies a total of 15 million SF of real estate in Manhattan, of which 3.3 million SF is designated as undergraduate housing.  Approximately 2.0 million SF of the 3.3 million SF reserved for undergraduates is university-owned and the remaining 1.3 million SF is leased.  Per the appraisal, NYU master leases 100.0% of the multifamily space at the 400 Broome Street Property and uses the units for dormitory housing.

According to a market report, as of the second quarter of 2013, the total New York City multifamily market consisted of approximately 172,170 units.  The vacancy rate was 2.0%, and the average asking rental rate was $3,071 per month.  As of the second quarter of 2013, the West Village/Downtown submarket, which includes the entire area south of 14th Street, consisted of approximately 23,365 units and had a vacancy rate of 2.5% and an average asking rental rate of $4,027 per month.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

The following table presents certain information relating to certain multifamily lease comparables provided in the appraisal for the 400 Broome Street Property:

Multifamily Lease Comparables(1)

Property	Number of Units	Number of Stories	Year Built	Unit Type	Unit Size	Quoted Rent per Month	Quoted Rent per SF
50 Prince Street	73	7	1988	Studio 1 Bedroom 2 Bedroom 3 Bedroom	557 786	$2,935 $3,095	$63.23 $47.25

Soho Abbey 284 Mott Street	170	10	1992	Studio 1 Bedroom 2 Bedroom 3 Bedroom	400 675 1,000 1,453	$2,750 $3,795 $3,823 $5,548	$82.50 $67.47 $45.88 $45.82

Mulberry South 298 Mulberry Street	96	7	1989	Studio 1 Bedroom 2 Bedroom 3 Bedroom	425 700 1,000	$3,100 $4,025 $5,925	$87.53 $69.00 $71.10

Avalon Chrystie Place PH1 229 Chrystie Street	361	14	2005	Studio 1 Bedroom 2 Bedroom 3 Bedroom	494 783 1,005	$3,200 $3,950 $5,440	$77.73 $60.54 $64.96

Soho Court 301 Elizabeth Street	195	18	1996	Studio 1 Bedroom 2 Bedroom 3 Bedroom	475 675 950	$3,000 $3,650 $5,400	$75.79 $64.89 $68.21

Avalon Bowery I Place 11 East First Street	206	9	2006	Studio 1 Bedroom 2 Bedroom 3 Bedroom	472 700 1,000	$3,250 $4,230 $6,425	$82.63 $72.51 $77.10

Sullivan Mews 97 Sullivan Street	155	5	1995	Studio 1 Bedroom 2 Bedroom 3 Bedroom	565 786 1,453	$2,291 $2,850 $4,711	$48.66 $43.51 $38.91
Total / Wtd. Avg.(2)	1,256	10		Studio 1 Bedroom 2 Bedroom 3 Bedroom	484 729 1,068 1,453	$2,932 $3,656 $5,287 $5,548	$74.01 $60.74 $61.02 $45.82

(1)	Source: Appraisal.
(2)
Total / Wtd. Avg. excludes the 400 Broome Street Property.  Unit breakdown was not provided per appraisal.  The 400 Broome Street Property has 107 units and underwritten base rent per SF is $37.80 (excluding vacant and remaining space).

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

The following table presents certain information relating to certain retail lease comparables provided in the appraisal for the 400 Broome Street Property:

Retail Lease Comparables(1)
Property	Tenant Name	Beginning Date	Retail GLA	Asking Rent per SF
400 Broome Street	--	--	10,600	$60.06
462 Broadway	Joe Fresh	1Q2013	15,000	$355.00
80 Greene Street	Yves Saint Laurent	1Q2013	8,000	$310.00
113 Greene Street	Berluti	1Q2013	4,100	$450.00
121 Greene Street	Proenza Schouler	1Q2013	5,000	$320.00
7 Prince Street	Confidential	1Q2013	400	$218.00
152 Prince Street	Chobani	1Q2013	400	$450.00
156 Prince Street	Juice Press	1Q2013	400	$400.00
156 Prince Street	Les Palais de Thes	1Q2013	700	$385.00
Total / Wtd. Avg. (2)			34,000	$351.37

(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the 400 Broome Street Property.

■
The Borrower.  The borrower is Coral Broome Street LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 400 Broome Street Loan.  Alex Forkosh is the non-recourse carveout guarantor of the 400 Broome Street Loan.

■
Escrows.  In connection with the origination of the 400 Broome Street Loan, the borrower funded aggregate reserves of $322,511 with respect to the 400 Broome Street Property, comprised of: (i) $142,018 for real estate taxes, (ii) $99,243 for insurance and (iii) $81,250 for deferred maintenance.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the 400 Broome Street Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, provided, however, that reserve deposits are not required in respect of insurance premiums where the borrower is maintaining an approved umbrella or blanket policy in accordance with the loan documents and (iii) a replacement reserve in an amount equal to $2,645.

In addition, on each monthly due date during the continuance of a 400 Broome Street Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer any and all remaining excess cash flow generated by the 400 Broome Street Property after payment of debt service due on such monthly payment date, all required reserve deposits described above due on such monthly payment date, the deposit into the operating expense account described above due on such monthly payment date and any other sums due and owed under the loan documents.

“400 Broome Street Trigger Period” means a period (A) commencing upon the earliest to occur of (i) the occurrence and continuance of an event of default under the loan documents, (ii) the debt service coverage ratio as calculated under the loan documents (and tested monthly) being less than 1.30x for the trailing 12-month period and (iii) the earliest to occur of (a) a Specified Tenant being in monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods for a period of sixty (60) days or more, (b) a Specified Tenant gives notice that it is terminating its lease for all or any portion of the Specified Tenant Space (or applicable portion thereof), (c) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and (d) any bankruptcy or similar insolvency of Specified Tenant, and (B) expiring upon (x) in the case of clause (i) above, the cure (if applicable) of such event of default, (y) in the case of clause (ii) above, the date on which the debt service coverage ratio (as calculated under the loan documents) is equal to or greater than 1.35x for two consecutive calendar quarters, (z) in the case of clause (iii) above, the earliest to occur of (1) the satisfaction of the Specified Tenant Cure

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

Conditions, (2) the borrower leases the entire Specified Tenant Space (or applicable portion thereof) to tenant(s) occupying said space and paying full, unabated rent, in each case, pursuant to lease(s) which are in full force and effect and entered into in accordance with the applicable terms and conditions of the loan agreement and/or (3) to the extent that less than the entire Specified Tenant Space (or applicable portion thereof) is so leased, the borrower leases the acceptable portion of the Specified Tenant Space to tenant(s) occupying said space and paying full, unabated rent, in each case, pursuant to lease(s) which are in full force and effect and entered into in accordance with the applicable terms and conditions of the 400 Broome Street Loan Agreement.  Additionally, a 400 Broome Street Trigger Period will commence upon the occurrence of the ARD in July 2023 and will expire upon the repayment in full of the 400 Broome Street Loan.

“Specified Tenant” means as applicable, (i) NYU and (ii) individually and collectively, any other lessee(s) of the Specified Tenant Space (or any portion thereof) and any guarantor(s) of the applicable related Specified Tenant Lease(s) (provided, that, such lessee(s) and guarantor(s) shall only constitute “Specified Tenant(s)” hereunder to the extent they lease the Specified Tenant Space (or applicable portion thereof) pursuant to ST Major Lease(s).

“Specified Tenant Lease” means collectively and/or individually (as the context requires), each lease at the 400 Broome Street Property with the Specified Tenant (including, without limitation, any guaranty or similar instrument furnished thereunder), as the same may have been or may after such origination date be amended, restated, extended, renewed, replaced and/or otherwise modified.

“Specified Tenant Cure Conditions” means each of the following, as applicable: (i) the applicable Specified Tenant has cured all monetary defaults under the applicable Specified Tenant Lease, (ii) the applicable Specified Tenant has revoked or rescinded all termination or cancellation notices with respect to the applicable Specified Tenant Lease and has re-affirmed the applicable Specified Tenant Lease as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable Specified Tenant and/or the applicable Specified Tenant Lease, the applicable Specified Tenant is no longer insolvent or subject to any bankruptcy or insolvency proceedings or has affirmed the applicable Specified Tenant Lease pursuant to final, non-appealable order of a court of competent jurisdiction and (iv) the applicable Specified Tenant is paying full, unabated rent under the applicable Specified Tenant lease.

“Specified Tenant Space” means that portion of the 400 Broome Street Property demised as of the origination date of the 400 Broome Street Loan to the initial Specified Tenant pursuant to the initial Specified Tenant Lease.  References herein to “applicable portions” of the Specified Tenant Space (or words of similar import) shall be deemed to refer to the portion of the Specified Tenant Space demised pursuant to the applicable Specified Tenant Lease(s) entered into after such origination date in accordance with the applicable terms and conditions of the 400 Broome Street Loan Agreement.

“ST Major Lease” means as to the 400 Broome Street Property (i) any lease which, individually or when aggregated with all other leases at the 400 Broome Street Property with the same tenant or its affiliate, either (A) accounts for twenty percent (20%) or more of the total rental income for the 400 Broome Street Property, or (B) demises 20,000 square feet or more of the 400 Broome Street Property’s gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 400 Broome Street Property and (iii) any instrument guaranteeing or providing credit support for any lease meeting the requirements of clauses (i) or (ii) above.

■
Lockbox and Cash Management.  The 400 Broome Street Loan is structured with a hard lockbox which was established in connection with the origination of the 400 Broome Street Loan and with springing cash management.  The loan documents require the borrower to direct the Specified Tenant and Applicable Notice Tenants to pay their rents directly to the lender-controlled lockbox account.  The loan documents also require the borrower and the property manager to deposit all revenues derived from the 400 Broome Street Property and received by the borrower or the property manager, as the case may be, into the lender-controlled lockbox account within two business days after receipt.  The funds in the lockbox account are required to be swept on a daily basis to or at the direction of the borrower, unless a 400 Broome Street Trigger Period exists, in which case funds shall

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

400 BROOME STREET

be transferred on each business day to the cash management account controlled by the lender.  Upon the first occurrence of a 400 Broome Street Trigger Period, the lender, on the borrower’s behalf, is required to establish a cash management account with the lender or the servicer, as applicable, in the name of the borrower for the sole and exclusive benefit of the lender.  Upon the first occurrence of a 400 Broome Street Trigger Period, the lender, on the borrower’s behalf, is also required to establish with the lender or the servicer an eligible account into which the borrower shall deposit, or cause to be deposited, the amounts required for the payment of debt service under the 400 Broome Street Loan. So long as no event of default has occurred and is continuing, on each due date, the lender or the servicer, as applicable, is required to disburse all funds on deposit in the cash management account to pay required reserves, debt service, and all other amounts then due and payable under the loan documents. Furthermore, during the continuance of a 400 Broome Street Trigger Period, the loan documents require that all amounts on deposit in the cash management account, after the payment of debt service, required reserves, and all other amounts then due and payable under the loan documents, be reserved and held as additional collateral for the 400 Broome Street Loan.  Provided no event of default has occurred and is continuing, (i) prior to the ARD, the lender is required to disburse excess cash flow funds to the borrower on account of leasing commissions and tenant improvements at the 400 Broome Street Property, provided that as a condition precedent thereto, the borrower satisfies (or causes to be satisfied) all conditions to disbursement set forth in the loan agreement and (ii) any remaining excess cash flow funds are required to be disbursed to the borrower upon expiration of any 400 Broome Street Trigger Period.  Provided no event of default has occurred and is continuing, from and after the ARD, any excess cash flow funds are required to be applied by the lender on each due date in the following order of priority: (i) first, to the reduction of the principal balance of the 400 Broome Street Loan (excluding any accrued and unpaid excess interest) until the principal balance of the 400 Broome Street Loan (excluding any accrued and unpaid excess interest) is reduced to zero, (ii) second, to the payment of accrued and unpaid excess interest until the outstanding amount of accrued and unpaid excess interest is reduced to zero and (iii) third, the balance, if any, after payment in full of the debt, to an account owned and controlled by the borrower, as specified by the borrower in writing.

“Applicable Notice Tenants” means any non-residential tenant (i) which is itself a national brand or chain or is affiliated with, franchised by or otherwise associated with a national brand or chain and (ii) whose lease is a Major Lease.

“Major Lease” means as to the 400 Broome Street Property (i) any lease which, individually or when aggregated with all other leases at the 400 Broome Street Property with the same tenant or its affiliate, either (A) accounts for ten percent (10%) or more of the total rental income, or (B) demises 10,000 square feet or more of the  gross leasable area, (ii) any lease which contains any option, offer, right of first refusal or other similar entitlement to acquire or encumber all or any portion of the 400 Broome Street Property, (iii) any Specified Tenant Lease, and (iv) any instrument guaranteeing or providing credit support for any lease meeting the requirements of clauses (i), (ii) and/or (iii) above.

■
Property Management.  The 400 Broome Street Property is currently managed by Coral Housing, LLC, an affiliate of the borrower.  Under the loan documents, the borrower cannot replace Coral Housing, LLC as property manager of the 400 Broome Street Property, except with a management company approved by the lender in writing (which approval of the lender may be conditioned upon delivery to the lender of a Rating Agency Confirmation). The lender may replace (or require the borrower to replace) the property manager if (i) there is a default by the property manager under the management agreement after the expiration of any applicable cure period, (ii) there exists an event of default under the 400 Broome Street Loan which remains uncured, (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iv) certain bankruptcy related events occur with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

CARTIFACT
SkySong Center I
1475 North Scottsdale Road
Scottsdale, AZ 85257
SkySong Center II
1375 North Scottsdale Road
Scottsdale, AZ 85257
Phoenix
Scottsdale
Paradise Valley
Tempe
Mesa
Gilbert
Guadalupe
DESERT RIDGE
MOON VALLEY
POINTE TAPATIO
HANDELL VILLA
CORONADO
DOWNTOWN PHOENIX
OLD TOWN SCOTTSDALE
MCCORMICK RANCH
DESERT SHADOWS
SALT RIVER PIMA-MARICOPA INDIAN RESERVATION
PIMA FWY
BLACK CANYON FWY
PIESTEWA FWY
SKY HARBOR INT'L AIRPORT
SCOTTSDALE AIRPORT
DEER VALLEY AIRPORT
Arizona State University
Scottsdale Fashion Square
Scottsdale Stadium
Arcadia Crossing Shopping Center
Papago Park
Phoenix Municipal Stadium
Tempe Marketplace
Sun Devil Stadium
Mesa Riverview
Scottsdale Community College
Casino Arizona
Metrocenter
Sun City West
Peoria
Glendale
Tolleson
Fountain Hills
Chandler
Ahwatukee
Sun Lakes

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		CGMRC
Location (City/State)	Scottsdale, Arizona	Cut-off Date Principal Balance		$46,250,000
Property Type	Office	Cut-off Date Principal Balance per SF		$159.68
Size (SF)	289,645	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 8/16/2013	97.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/16/2013	97.2%	Type of Security		Leasehold
Year Built / Latest Renovation	2007, 2008 / NAP	Mortgage Rate		5.2500%
Appraised Value	$71,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60
Underwritten Revenues	$7,027,264
Underwritten Expenses	$2,324,528	Escrows
Underwritten Net Operating Income (NOI)	$4,702,736		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,267,052	Taxes	$0	$0
Cut-off Date LTV Ratio	64.9%	Insurance	$0	$0
Maturity Date LTV Ratio	60.0%	Replacement Reserves	$0	$3,621
DSCR Based on Underwritten NOI / NCF	1.53x / 1.39x	TI/LC(1)	$0	$28,965
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.2%	Other(2)	$90,929	$11,580

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$46,250,000	65.0%	Purchase Price	$69,750,000	98.0%
Principal’s New Cash Contribution	24,279,564	34.1	Closing Costs	609,549	0.9
Other Sources	652,774	0.9	Other Uses	376,985	0.5
			Principal Equity Distribution	354,875	0.5
			Reserves	90,929	0.1

Total Sources	$71,182,338	100.0%	Total Uses	$71,182,338	100.0%

(1)	TI/LC reserve capped at $1,000,000.
(2)
Other upfront reserves represent an unfunded obligations reserve ($56,190) for outstanding tenant improvement, leasing commission obligations and free rent associated with certain tenants at the SkySong Center Property and a ground rent reserve ($34,739). Other ongoing reserve is the ground rent reserve. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “SkySong Center Loan”) is evidenced by a note in the original principal amount of $46,250,000 and is secured by a first mortgage encumbering the borrower’s leasehold interest in two office buildings located in Scottsdale, Arizona (the “SkySong Center  Property”).  The SkySong Center Loan was originated by Citigroup Global Markets Realty Corp. on August 26, 2013 and represents approximately 4.1% of the Initial Pool Balance.  The note evidencing the SkySong Center Loan had an outstanding principal balance as of the Cut-off Date of $46,250,000 and an interest rate of 5.2500% per annum.  The proceeds of the SkySong Center Loan were used to acquire the SkySong Center Property.

The SkySong Center Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date.  The SkySong Center Loan requires interest only payments for the initial 60 months and then payments of principal and interest based on a 30-year amortization schedule for the remaining term of the SkySong Center Loan.  The scheduled maturity date is the due date in September 2023.  Voluntary prepayment of the SkySong Center Loan is permitted on or after the due date in June 2023.  Defeasance of the SkySong Center Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the Closing Date.

■
The Mortgaged Property. The SkySong Center Property is comprised of two four-story office buildings, known as SkySong Center I and SkySong Center II, totaling 289,645 SF located in Scottsdale, Arizona.  SkySong Center I was built in 2007, contains 144,832 SF, and has access, via an easement, to 605 surface parking spaces, representing a parking ratio of 4.2 per 1,000 SF.  SkySong Center II was built in 2008, contains 144,813 SF, and has access, via an easement, to 486 parking spaces representing a parking ratio of 3.4 per 1,000 SF, within a six-story parking structure.  Both SkySong Center I and SkySong Center II are part of the SkySong Innovation Park, a 1.2 million SF mixed-use, office, research, retail, hotel/conference and apartment development. SkySong Center I & II are the first commercial developments in the SkySong Innovation Park.  As of August 16, 2013, the Total Occupancy and Owned Occupancy of the SkySong Center Property were 97.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the SkySong Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Arizona State University	AA / Aa2 / AA	79,994	27.6%	$2,267,830	32.7%	$28.35	8/31/2022	NA
Ticketmaster, LLC	NR / B3 / BB-	33,335	11.5	925,046	13.3	27.75	1/31/2016	1, 5-year option
Yodle, Inc.	NR / NR / NR	26,521	9.2	570,202	8.2	21.50	5/31/2017	2, 3-year options
WebFilings, LLC	NR / NR / NR	16,245	5.6	369,265	5.3	22.73	2/29/2016	NA
Qwest Communications(2)	BB+ / Ba2 / BB	12,564	4.3	361,071	5.2	28.74	9/30/2018	2, 5-year options
Sebit, LLC	NR / NR / NR	13,290	4.6	282,408	4.1	21.25	1/31/2016	NA
Earth 911, Inc.	NR / NR / NR	11,891	4.1	273,493	3.9	23.00	3/31/2017	1, 5-year option
Jobing.com	NR / NR / NR	12,472	4.3	261,912	3.8	21.00	12/31/2017	1, 5-year option
VCommerce Holdings, Inc.	NR / NR / NR	10,758	3.7	228,608	3.3	21.25	8/31/2015	1, 5-year option
Canon Solutions America	NR / NR / NR	9,081	3.1	227,025	3.3	25.00	1/31/2018	1, 5-year option
Ten Largest Tenants		226,151	78.1%	$5,766,859	83.1%	$25.50
Remaining Owned Tenants		55,289	19.1	1,172,538	16.9	21.21
Vacant		8,205	2.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		289,645	100.0%	$6,939,397	100.0%	$24.66

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)
Qwest Communications has the option to terminate its lease any time after October 1, 2015 with 12-months’ notice and payment of a termination fee in an amount equal to one-twelfth of the remaining aggregate base rent due for the duration of the lease term.

The following table presents certain information relating to the lease rollover schedule at the SkySong Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	3,570	1.2	1.2%	57,120	0.8	16.00	1
2015	20,611	7.1	8.3%	440,601	6.3	21.38	3
2016	82,084	28.3	36.7%	1,979,075	28.5	24.11	7
2017	68,184	23.5	60.2%	1,481,690	21.4	21.73	6
2018	26,997	9.3	69.5%	713,082	10.3	26.41	3
2019	0	0.0	69.5%	0	0.0	0.00	0
2020	0	0.0	69.5%	0	0.0	0.00	0
2021	0	0.0	69.5%	0	0.0	0.00	0
2022	79,994	27.6	97.2%	2,267,830	32.7	28.35	1
2023	0	0.0	97.2%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	97.2%	0	0.0	0.00	0
Vacant	8,205	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	289,645	100.0%		$6,939,397	100.0%	$24.66	21

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the SkySong Center Property:

Historical Leased %(1)

2011	2012	As of 8/16/2013
84.6%	94.7%	97.2%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SkySong Center  Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 4/30/2013	Underwritten	Underwritten $ per SF
Base Rent	$5,257,791	$5,746,799	$6,308,716	$6,571,476	$6,855,961	$23.67
Contractual Rent Steps	0	0	0	0	83,436	0.29
Gross Up Vacancy	0	0	0	0	201,023	0.69
Total Rent	$5,257,791	$5,746,799	$6,308,716	$6,571,476	$7,140,420	$24.65
Total Reimbursables	7,042	13,974	58,301	53,839	116,953	0.40
Other Income	215,433	270,588	386,406	401,852	401,852	1.39
Vacancy & Credit Loss	(121,209)	(2,066)	(3,336)	(3,336)	(631,962)	(2.18)
Effective Gross Income	$5,359,057	$6,029,295	$6,750,087	$7,023,831	$7,027,264	$24.26

Total Operating Expenses	$1,724,174	$1,833,804	$2,026,020	$2,064,780	$2,324,528	$8.03

Net Operating Income	$3,634,883	$4,195,491	$4,724,067	$4,959,051	$4,702,736	$16.24
TI/LC	0	0	0	0	392,237	1.35
Capital Expenditures	0	0	0	0	43,447	0.15
Net Cash Flow	$3,634,883	$4,195,491	$4,724,067	$4,959,051	$4,267,052	$14.73

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

■	Appraisal. According to the appraisal, the SkySong Center Property had an “as-is” appraised value of $71,300,000 as of an effective date of June 21, 2013.

■	Environmental Matters. Based on a Phase I environmental report dated July 31, 2013, the environmental consultant recommended no further action.

■
Market Overview and Competition.  The SkySong Center Property is located in Scottsdale, Arizona, within the Phoenix-Mesa-Glendale Metropolitan Statistical Area, which reported a 2013 population of 4.3 million and an unemployment rate of 6.2% as of May 2013. Specifically, the SkySong Center Property is located at the intersection of Scottsdale Road and McDowell Road and is a part of the SkySong Innovation Park, a center designed to help companies grow by providing business services and programs offered or facilitated by Arizona State University.  Services at the SkySong Innovation Park include access to new technologies, capital networks, business education and a skilled workforce.  The SkySong Center Property is located in the Phoenix Office market and the Scottsdale South submarket.

According to a market report, as of the second quarter of 2013, the total Phoenix office market consisted of approximately 160 million SF comprised of 8,089 buildings.  The direct vacancy rate was 19.4% and the average gross rental rate was $20.05 per SF.  Class A office properties within the overall Phoenix office market reported a direct vacancy of 19.7% and an average gross rent of $23.21 per SF.  Year-to-date net absorption in the Phoenix office market was 410,971 SF through June 2013.

As of the second quarter of 2013, the Scottsdale South office submarket consisted of approximately 6.7 million SF comprised of 509 buildings, of which 11 buildings totaling 1.6 million SF are considered to be Class A buildings.  The direct vacancy rate was 14.4% and the average gross rental rate was $20.42 per SF.  Year-to-date net absorption in the Scottsdale South Submarket was 39,329 SF through June 2013.

Class A office properties within the Scottsdale South submarket reported a direct vacancy of 17.5% and an average gross rent of $22.99 per SF.  There is no planned new construction in the Scottsdale South submarket.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the SkySong Center Property:

Office Lease Comparables(1)
Property Name	City	Year Built	NRA (SF)	Expense Basis	Quoted Base Rent PSF	Occupancy
Hayden Ferry Lakeside I	Tempe	2002	203,520	FSG	$31.00	97%
Papago Gateway Center	Tempe	2008	249,488	FSG	$24.00-$27.00	41%
Tempe Gateway	Tempe	2009	259,171	FSG	$29.00	81%
Gainey Center I	Scottsdale	1999	140,000	FSG	$23.00	99%
Max at Kierland	Scottsdale	2008	258,312	FSG	$30.00	92%
Scottsdale Quarter	Scottsdale	2009	179,197	FSG	$30.00	96%
Lincoln Towne Centre	Scottsdale	1999	221,764	FSG	$24.00	83%

(1)      Source: Appraisal.

The following table presents certain information relating to certain office sales comparables provided in the appraisal for the SkySong Center Property:

Office Sales Comparables(1)
Property Name	City	Sale Date	Year Built	NRA (SF)	Sale Price	Sale Price PSF	Occupancy
24th at Camelback	Phoenix	December 2012	2000	301,909	$81,000,000	$268.29	86%
Fender Building	Scottsdale	December 2012	1999	127,750	$29,850,000	$233.66	100%
Tempe Gateway	Tempe	December 2012	2009	263,936	$66,100,000	$250.44	74%
Max at Kierland	Scottsdale	May 2012	2008	258,312	$79,000,000	$305.83	90%
Lincoln Towne Center	Scottsdale	March 2012	1999	223,605	$34,250,000	$184.48	67%
Hayden Ferry Lakeside II	Tempe	February 2012	2007	299,540	$86,000,000	$287.11	92%

(1)      Source: Appraisal.

■
The Borrower.  The borrower is Holualoa Scottsdale Office, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the SkySong Center Loan.  The non-recourse carve-out guarantor is Holualoa Companies, LLC.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $90,929 with respect to the SkySong Center Property comprised of: (i) $56,190 for existing tenant improvement and leasing commission obligations and free rent obligations, and (ii) $34,739 for ground rent.

On each due date, the borrower is required to fund the following reserves with respect to the SkySong Center  Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (provided, however, that the fee interest in the SkySong Center Property is currently owned by the City of Scottsdale, AZ and is not currently being assessed any real property, ad valorem or other leasehold or real property related taxes); (ii) if required and not otherwise waived by the lender, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (iii) a replacement reserve in the amount of $3,621; (iv) a TI/LC reserve in the amount of $28,965, subject to a cap of $1,000,000; and (v) a ground rent reserve in the amount of $11,580.

In addition, on each monthly payment date during the continuance of a SkySong Center Trigger Period, the borrower is required to deposit (or cause to be deposited) (x) into an operating expense account with the lender or the servicer an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses for the subject month, and (y) into an excess cash flow account with the lender or the servicer (the “SkySong Center Excess Cash Flow Reserve”) any and all remaining excess cash flow generated by the SkySong Center Property after payment of debt service due on such monthly payment date, all required reserve deposits described above due on such monthly payment date, the deposit into the operating expense

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

account described above due on such monthly payment date and any other sums due and owed under the loan documents. Upon termination of a SkySong Center Trigger Period, the lender will disburse amounts in the SkySong Center Excess Cash Flow Reserve to the borrower.

A “SkySong Center Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the SkySong Center Loan, (ii) the debt service coverage ratio (as calculated under the loan documents) is less than 1.15x on a trailing 12-month basis, (iii) the date (if any) that the SkySong Center Property (or any portion thereof) is no longer exempt from property taxes, becomes assessed for property taxes and the debt yield is less than 8%, and (iv) the occurrence of a SkySong Specified Tenant Trigger Period and  (B) expiring upon (w) in the case of clause (i) above, the cure of the applicable event of default, (x) in the case of clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters, (y) in the case of clause (iii) above, the date that the debt yield is equal to or greater than 8% for two consecutive calendar quarters, and (z) in the case of clause (iv) above, a SkySong Specified Tenant Trigger Period ceases to exist, in each case, so long as no other SkySong Center Trigger Period exists.

A “SkySong Specified Tenant Trigger Period” means a period commencing (A) upon the first to occur of (i) Arizona State University or a SkySong Major Tenant (each, a “SkySong Specified Tenant”) is in monetary default under its lease beyond applicable notice and cure periods, (ii) a SkySong Specified Tenant fails to be in actual, physical possession of its space, fails to be open to the public for business during customary hours and/or “goes dark”, (iii) a SkySong Specified Tenant gives notice that it is terminating its lease for all or any portion of its space, (iv) the termination or cancellation of a SkySong Specified Tenant’s lease, (v) any bankruptcy or similar insolvency of a SkySong Specified Tenant occurs, (vi) a SkySong Specified Tenant fails to extend or renew its lease, for a period of not less than three years, on or prior to the earlier of (x) the date which is 12 months prior to the expiration date of such lease or (y) the required renewal notice date under such lease and (vii) the senior unsecured credit rating (or the equivalent thereof) of Arizona State University falls below investment grade; and expiring (B) upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (i) the curing of each and all of the preceding conditions by such applicable SkySong Specified Tenant in accordance with the terms and conditions of the loan documents and (ii) the borrower leases all of the space demised to such affected SkySong Specified Tenant in accordance with the terms and conditions of the loan documents pursuant to one or more replacement leases, with the replacement tenant(s) under such replacement lease(s) being in actual, physical occupancy of, and open to the public for business in, the space demised under such replacement lease(s).

A “SkySong Major Tenant” means any tenant to which space at the SkySong Center Property is demised pursuant to a lease which either (i) accounts for 20% or more of the total rental income for the SkySong Center Property or (ii) demises 20% or more of the of the total square feet of the SkySong Center Property’s gross leasable area.

■
Lockbox and Cash Management.  The SkySong Center Loan requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly into the lender controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required, (i) provided no event of default or SkySong Center Trigger Period exists, to be transferred to the borrower, or (ii) if an event of default and/or a SkySong Center Trigger Period exists, to be transferred to the lender controlled cash management account.  On each due date during the continuance of a SkySong Center Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after payment of debt service and funding of any required monthly escrow amounts for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves be held by the lender as additional collateral for the SkySong Center Loan.   During the continuance of an event of default under the SkySong Center Loan, the lender may apply any funds in the cash management account to amounts payable under the SkySong Center Loan and/or toward the payment of expenses of the SkySong Center Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

■
Property Management.  The SkySong Center Property is currently managed by Plaza Del Rio Management Corp., an affiliate of the borrower. Under the loan documents, the SkySong Center Property may not be managed by any party other than Plaza Del Rio Management Corp. or another management company approved by the lender in accordance with the loan documents; provided, however, if no event of default under the SkySong Center Loan documents exists, the borrower can replace Plaza Del Rio Management Corp., with any of the following management companies: (i) Holualoa Capital Management, LLC, so long as the lender has received from the borrower’s counsel a new non-consolidation opinion, (ii) Hannay Realty Advisors – Arizona, LP, except to the extent the lender reasonably determines that there has been a material adverse change in respect of Hannay Realty Advisors Advisors – Arizona, LP, (iii) a property manager approved by the lender in writing, which such approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation, and if such property manager is an affiliate of the borrower, a new non-consolidation opinion from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager during an event of default by the borrower under the SkySong Center Loan after taking into account any applicable notice and cure periods.

■
Ground Lease.  The collateral for the SkySong Center Loan consists of a mortgage on the borrower’s collective leasehold interest in the SkySong Center Property demised pursuant to two separate ground subleases between the borrower and ASUF Scottsdale, L.L.C. (“ASUF”), each of which expires on December 31, 2087 (the “SkySong Ground Leases”).  ASUF ground leases approximately 37 acres of property, including the SkySong Center Property, from The City of Scottsdale (“Scottsdale”) pursuant to a 99-year ground lease that expires on August 9, 2103 with one 99-year extension option available to ASUF (the “SkySong Prime Ground Lease”). ASUF leases, pursuant to ground subleases, individual parcels, including the SkySong Center Property, for the development of office, research, retail, hotel and apartment facilities. The SkySong Ground Leases demise a 1.20 acre parcel and a 2.24 acre parcel, respectively.  The aggregate annual rent payable under the SkySong Center Ground Leases is $138,955 from August 1, 2014 through July 31, 2024 and $299,287 from August 1, 2024 through December 31, 2087.  Each of the SkySong Prime Ground Lease and the SkySong Ground Leases contain customary leasehold mortgagee protections.

■
SkySong 3 and SkySong 4.  The SkySong Center Property is part of a larger development pursuant to which Scottsdale is seeking to develop currently undeveloped parcels subject to the SkySong Prime Ground Lease, including the future development sites located adjacent to the SkySong Center Property, commonly known as SkySong 3 and SkySong 4 (the “Development Parcel”).  Certain affiliates of the borrower have, or may in the future, sublease portions of the Development Parcel (such affiliates, the “Adjacent Property Affiliates”).  For so long as the SkySong Center Loan is outstanding, the loan documents require that borrower may not, and is required to ensure that Adjacent Property Affiliates do not, lease or demise any space at a Development Parcel to any person or entity that is a tenant at the SkySong Center Property as of the origination date of the SkySong Center Loan or thereafter, unless no event of default under the SkySong Center Loan is continuing and (i) such tenant’s lease has expired at the SkySong Center Property by its natural terms, (ii) the lease at such Development Parcel is an expansion of space for such tenant and such tenant’s space at the SkySong Center Property has not been reduced, (iii) the tenant has exercised a termination option granted under its lease (such termination option either in existence as of the origination of the SkySong Center Loan or approved by the lender), (iv) if the tenant is a SkySong Specified Tenant, such space at the SkySong Center Property is immediately replaced with a similar acceptable tenant under a lease on the same net effective economic terms, or (iv) if such tenant is not a SkySong Specified Tenant, the debt yield at the SkySong Center Property is greater than 8% both before and after such lease at the Development Parcel is entered into and such tenant has vacated its space at the SkySong Center Property, provided, however, that if the debt yield is not greater than 8%, the borrower may deposit an amount with the lender such that, if applied to reduce the SkySong Center Loan, the debt yield would be at least 8%, such amount to be held as additional collateral for the SkySong Center Loan until the debt yield (without taking such deposit into account) is at least 8% for two consecutive calendar quarters.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SKYSONG CENTER

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available, in an amount equal to the full replacement cost of the SkySong Center Property, plus 12 months of business interruption coverage.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

735 SIXTH AVENUE

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

CARTIFACT
MIDTOWN SOUTH
New York
735 Sixth Avenue
735 Sixth Avenue
New York, NY 10010
KOREA TOWN
CHELSEA
FLATIRON DISTRICT
MADISON SQUARE PARK
UNION SQUARE
MADISON SQUARE GARDEN
UNITED STATES GENERAL POST OFFICE
PENN STATION
EMPIRE STATE BUILDING
FASHION INSTITUTE OF TECHNOLOGY
PENN STATION SOUTH HOUSES
W 34TH STREET
W 23RD STREET
W 14TH STREET
E 34TH STREET
E 23RD STREET
E 14TH STREET
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE SOUTH
BROADWAY
West New York
Union City
Hoboken
Jersey City
Central Park
QUEENS
MANHATTAN
BROOKLYN
New York

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$34,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$2,060.61
Size (SF)	16,500	Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 7/31/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/31/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate	4.9200%
Appraised Value	$45,500,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$2,806,064
Underwritten Expenses	$354,632	Escrows(1)
Underwritten Net Operating Income (NOI)	$2,451,433	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,432,458	Taxes	$36,293	$12,098
Cut-off Date LTV Ratio	74.7%	Insurance	$0	$0
Maturity Date LTV Ratio	74.7%	Replacement Reserves	$0	$206
DSCR Based on Underwritten NOI / NCF	1.45x / 1.43x	TI/LC	$0	$1,375
Debt Yield Based on Underwritten NOI / NCF	7.2% / 7.2%	Other(1)	$0	$7,171

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$34,000,000	100.0%	Loan Payoff	$21,806,139	64.1%
			Principal Equity Distribution	11,414,237	33.6
			Closing Costs	743,331	2.2
			Reserves	36,293	0.1

Total Sources	$34,000,000	100.0%	Total Uses	$34,000,000	100.0%

(1)	Other reserves represent monthly condominium common charges of $7,171. See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “735 Sixth Avenue Loan”) is evidenced by a note in the original principal amount of $34,000,000 and is secured by a first mortgage encumbering the borrowers’ fee interest in a 16,500 SF retail condominium unit located in New York, New York (the “735 Sixth Avenue Property”). The 735 Sixth Avenue Loan was originated by Rialto Mortgage Finance on August 8, 2013. The 735 Sixth Avenue Loan has an outstanding principal balance as of the Cut-off Date of $34,000,000 which represents approximately 3.0% of the Initial Pool Balance, and accrues interest at an interest rate of 4.9200% per annum. The proceeds of the 735 Sixth Avenue Loan were primarily used to refinance existing debt on the 735 Sixth Avenue Property, pay closing costs, set up reserves in connection with the 735 Sixth Avenue Loan, and return equity to the borrowers.

The 735 Sixth Avenue Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The 735 Sixth Avenue Loan requires payments of interest only during the term of the loan. The scheduled maturity date of the 735 Sixth Avenue Loan is the due date in August 2023. Voluntary prepayment of the 735 Sixth Avenue Loan is permitted on or after the due date in February 2023. Defeasance of the 735 Sixth Avenue Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The 735 Sixth Avenue Property is comprised of a retail condominium unit totaling 16,500 SF that occupies all of the ground level retail space of a 38-story residential condominium comprised of 204 residential units. The 735 Sixth Avenue Property was built in 2006 and is located on the west side of Sixth Avenue between West 24th and West 25th streets in Manhattan, New York. Tenants at the 735 Sixth Avenue Property include David’s Bridal, Inc., T-Mobile, Oasis Nail Salon, Gourmet Bay, Inc., and Liberty Travel, Inc. As of July 31, 2013, Total Occupancy and Owned Occupancy were both 100.0% at the 735 Sixth Avenue Property.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

The following table presents certain information relating to the major tenants at the 735 Sixth Avenue Property:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
David’s Bridal, Inc.	NR / NR / B	10,800	65.5%	$1,631,232	59.3%	$151.04	10/31/2018	2, 5-year options
T-Mobile(2)	BBB+ / Baa1 / BBB+	2,600	15.8	618,748	22.5	237.98	11/30/2018	NA
Oasis Nail Salon	NR / NR / NR	1,100	6.7	208,670	7.6	189.70	11/30/2018	NA
Gourmet Bay, Inc.	NR / NR / NR	1,000	6.1	148,320	5.4	148.32	8/31/2020	NA
Liberty Travel, Inc.(3)	NR / NR / NR	1,000	6.1	145,210	5.3	145.21	9/30/2020	NA
Largest Owned Tenants		16,500	100.0%	$2,752,180	100.0%	$166.80
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		16,500	100.0%	$2,752,180	100.0%	$166.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	T-Mobile has a one-time termination option in September 2015 with 12-15 months notice and payment of a $125,000 fee.
(3)	Liberty Travel, Inc. has a one-time termination option in October 2015 with 6 months notice and payment of a $75,000 fee.

The following table presents certain information relating to the lease rollover schedule based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	14,500	87.9	87.9%	2,458,650	89.3	169.56	3
2019	0	0.0	87.9%	0	0.0	0.00	0
2020	2,000	12.1	100.0%	293,530	10.7	146.77	2
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	16,500	100.0%		$2,752,180	100.0%	$166.80	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 735 Sixth Avenue Property:

Historical Leased %(1)

	2010	2011	2012	As of 7/31/2013
Owned Space	NA	100.0%	100.0%	100.0%

(1)	As provided by the borrowers which reflects average occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

■
Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 735 Sixth Avenue Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,191,313	$2,421,446	$2,457,191	$2,469,648	$2,478,600	$150.22
Contractual Rent Steps	0	0	0	0	273,580	16.58
Total Rent	$2,191,313	$2,421,446	$2,457,191	$2,469,648	$2,752,180	$166.80
Total Reimbursables	42,523	74,024	107,372	113,523	201,572	12.22
Other Income(3)	0	1,441	0	2,529	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(147,688)	(8.95)
Effective Gross Income	$2,233,836	$2,496,911	$2,564,563	$2,585,700	$2,806,064	$170.06

Total Operating Expenses	$220,336	$241,635	$269,379	$276,699	$354,632	$21.49

Net Operating Income	$2,013,500	$2,255,276	$2,295,184	$2,309,001	$2,451,433	$148.57
TI/LC	0	0	0	0	16,500	1.00
Capital Expenditures	0	0	0	0	2,475	0.15
Net Cash Flow	$2,013,500	$2,255,276	$2,295,184	$2,309,001	$2,432,458	$147.42

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 7/31/2013 and rent steps through 8/31/2014.
(3)	Other Income was excluded from the Underwritten cash flow as it historically consisted of nominal prepaid rents and signage income which is considered non-recurring.

■	Appraisal. According to the appraisal, the 735 Sixth Avenue Property had an “as-is” appraised value of $45,500,000 as of an effective date of June 25, 2013.

■	Environmental Matters. According to a Phase I environmental report, dated July 11, 2013, there are no recommendations for further action at the 735 Sixth Avenue Property.

■
Market Overview and Competition.  The 735 Sixth Avenue Property consists of the retail condominium unit in a building located in the Gramercy Park/Flatiron neighborhood of New York, NY. The 735 Sixth Avenue Property occupies all of the ground level retail space on the west side of Sixth Avenue between West 24th and West 25th streets in Manhattan. The Gramercy Park/Flatiron neighborhood is a mixed commercial and residential area characterized by Madison Square Park and Gramercy Park. Properties surrounding the 735 Sixth Avenue Property are predominantly commercial, including major office buildings 11 Madison Avenue (Credit Suisse), 51 Madison Avenue (NY Life), and 200 Fifth Avenue (Tiffany & Co. and Grey Global). Generally, Broadway and the Avenues in the area are commercial in nature, while side streets are more residential.

According to market research report, the estimated 2013 population within a one-, three- and five-mile radius is 222,492, 1,134,771, and 2,552,978, respectively. The estimated 2013 average household income within a one-, three- and five-mile radius is $143,711, $131,815, and $108,103, respectively.

According to a market research report, the 735 Sixth Avenue Property is located in the Manhattan market and the Chelsea submarket. As of the second quarter 2013, the Manhattan market had a total retail supply of 56,344,056 SF with a vacancy rate of 2.6%, average quoted rent of $86.19 per SF and negative year-to-date net absorption of 35,893 SF. The Chelsea submarket had a total retail supply of 6,133,763 SF with a vacancy rate of 1.5%, averaged quote rent of $91.46 per SF and positive year-to-date net absorption of 10,235 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

The following table presents certain information relating to the primary competition for the 735 Sixth Avenue Property:

Competitive Set(1)

	650 Avenue of the Americas	655 Avenue of the Americas	675 Avenue of the Americas	775 Avenue of the Americas
Distance from Subject	4.0 blocks	4.0 blocks	2.5 blocks	1.5 blocks
Property Type	Street level retail unit	Street level retail unit	Street level retail unit	Street level retail unit
Lease Date	8/2012	8/2012	8/2012	6/2012
Rent Per SF	$200.00	$180.00	$133.00	$186.67
Total GLA	11,250 SF	1,800 SF	11,300 SF	1,400 SF
Tenant	Blick Art Materials	Pret A Manger	Harmon Discount Stores	Little Brown
	603 Avenue of the Americas	641 Avenue of the Americas	668 Avenue of the Americas
Distance from Subject	6.0 blocks	4.0 blocks	2.5 blocks
Property Type	Street level retail unit	Street level retail unit	Street level retail unit
Lease Date	4/2012	4/2012	6/2011
Rent Per SF	$153.00	$190.00	$160.00
Total GLA	1,700 SF	15,584 SF	3,000 SF
Tenant	Cohen’s Fashion Optical	Staples	BBWUEs Smoke Shop

(1)	Source: Appraisal.

■
The Borrower.  The borrowers are Sixth Ave Retail LLC and Mamiye 735 Partners LLC, as tenants-in-common, each a single-purpose, single-asset entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 735 Sixth Avenue Loan. The non-recourse carve out guarantors are Hyman Mamiye, Charles Mamiye, Jack Cohen and Abraham A. Jemal.

■	Escrows. On the origination date, the borrowers funded reserves of $36,293 with respect to the 735 Sixth Avenue Loan for real estate taxes.

On each due date, the borrowers are required to fund the following reserves with respect to the 735 Sixth Avenue Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) a replacement reserve in an amount equal to $206; (iii) a tenant improvement and leasing commission reserve in the amount of $1,375 capped at $66,000; and (iv) a condominium common charges reserve in an amount equal to $7,171.

Furthermore, the borrowers are required to fund a monthly insurance reserve at any time after the insurance conditions (as set forth in the loan documents) are no longer satisfied in an amount equal to one-twelfth of the amount of the insurance premiums that lender estimates will be payable for the renewal of the insurance policies required to be maintained by the borrowers.

On each due date during the occurrence of a Critical Tenant Trigger Event, all remaining cash flow will be deposited into the Critical Tenant TI/LC Reserve account. A “Critical Tenant Trigger Event” occurs if: (i) David’s Bridal, Inc. fails to give notice to renew its lease on or prior to 12 months prior to the then applicable expiration date under its lease (ii) a material monetary event of default exists under the David’s Bridal, Inc. lease, (iii) bankruptcy or insolvency of David’s Bridal, Inc. occurs and David’s Bridal, Inc. ceases paying rent, or (iv) David’s Bridal, Inc. gives notice of its intention to not extend or renew its lease.

On each due date during the continuance of a Cash Sweep Event, all remaining cash flow will be swept into the excess cash flow account. A “Cash Sweep Event” means (i) a monetary or material non-monetary event of default under the 735 Sixth Avenue Loan (after the expiration of any applicable notice and cure periods); (ii) any bankruptcy action of the borrowers, the property manager or one or more guarantors occurs (unless with respect to a bankruptcy action of a guarantor, the guarantors that are not the subject of the bankruptcy action deliver evidence reasonably satisfactory to lender that such guarantors collectively satisfy certain  financial representations (as set forth in the loan documents); (iii) the debt service coverage ratio (based on the trailing twelve-month period immediately preceding the date of such determination) is less than 1.10x, until such time that

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

735 SIXTH AVENUE

the debt service coverage ratio is at least 1.10x for two consecutive quarters; or (iv)  a Critical Tenant Trigger Event has occurred and is continuing.

■
Lockbox and Cash Management. The 735 Sixth Avenue Loan requires a hard lockbox, which is already in place. The loan documents require all revenue from the 735 Sixth Avenue Property to be deposited into a lender-controlled lockbox account. Sums on deposit in the lockbox account are required (i) provided no Cash Sweep Event has occurred and is continuing, to be transferred to or at the direction of the borrowers, or (ii) if a Cash Sweep Event has occurred and is continuing, to be transferred to the cash management account and applied by the lender to payments of debt service, required reserves, and any other amounts then due and payable under the loan documents with the remaining cash flow to be held by the lender as additional collateral.

■
Property Management.  The 735 Sixth Avenue Property is currently managed by Comjem Associates Ltd., an affiliate of the borrowers, pursuant to a management agreement. The lender may replace the property manager, subject to certain requirements in the loan documents, upon of any of the following: (i) the occurrence and continuance of an event of default (including if the property manager is in default under the management agreement), (ii) the property manager (a) is insolvent or a debtor in any bankruptcy action or (b) is or has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, or (iii) the debt service coverage ratio (based upon the trailing 12 month period immediately preceding the date of such determination) is less than 1.10x.

■
Mezzanine or Subordinate Indebtedness.  Future subordinate mezzanine financing is permitted, provided, among other things, (i) the mezzanine loan together with the 735 Sixth Avenue Loan has a combined loan-to-value ratio of no greater than 75%; (ii) the debt service coverage ratio based on the trailing 12-month period and taking into account the mezzanine loan and the 735 Sixth Avenue Loan shall be is at least 1.50x; (iii) the mezzanine lender under the mezzanine loan is a qualified lender (as defined in the loan documents) and (iv) the mezzanine lender has entered into an acceptable intercreditor agreement.

■
Terrorism Insurance.  The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 735 Sixth Avenue Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected gross income (less non-continuing expenses) from the 735 Sixth Avenue Property for such period and contains an extended period of indemnity endorsement which provides that after the physical loss to the improvements and the personal property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date that the Property is repaired or replaced and operations are resumed, whichever first occurs.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $10,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MOUNTAIN GATE PLAZA

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

CARTIFACT
Lost Canyons Golf Club
Simi Valley Hospital
ALAMO ST
Best Buy
Lowes
Simi Valley Towne Center
Costco Wholesale
Walmart Supercenter
118
RONALD REAGAN FREEWAY
Mayfair Park
Sycamore Square Shopping Center
N MADERA RD
1ST ST
ERRINGER RD
SYCAMORE DR
SEQUOIA AVE
Simi Valley
Park View School Park
Towne Center Shopping Center
Citrus Grove Park
E LOS ANGELES AVE
Southwest Plaza Shopping Center
Valley Center Shopping Center
Berylwood Park
Centerpoint Plaza Shopping Center
Mountain Gate Plaza
1101 East Los Angeles Avenue
Simi Valley, CA 93065
Rancho Simi Park
Rancho Simi Community Park
ROYAL AVE
Sinaloa Golf Course
Moorpark
Simi Valley
San Fernando
SAN FERNANDO VALLEY
Thousand Oaks
Westlake
Agoura Hills
Hidden Hills
Calabasas
Burbank
Glendale
Beverly Hills
West Hollywood
Los Angeles
Santa Monica
Culver City
Malibu
Santa Monica Bay
Inglewood
Huntington Park

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Simi Valley, California	Cut-off Date Principal Balance		$31,185,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$110.87
Size (SF)	281,276	Percentage of Initial Pool Balance		2.8%
Total Occupancy as of 7/31/2013	93.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/31/2013	93.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1963 / 1978, 1990, 2002, 2011	Mortgage Rate		4.3900%
Appraised Value	$45,000,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		0
		Original Interest Only Period (Months)		60
Underwritten Revenues	$5,766,441
Underwritten Expenses	$1,872,721	Escrows
Underwritten Net Operating Income (NOI)	$3,893,720		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,605,769	Taxes	$254,429	$42,405
Cut-off Date LTV Ratio	69.3%	Insurance	$0	$0
Maturity Date LTV Ratio	69.3%	Replacement Reserves	$500,000	$3,516
DSCR Based on Underwritten NOI / NCF	2.81x / 2.60x	TI/LC	$900,000	$0
Debt Yield Based on Underwritten NOI / NCF	12.5% / 11.6%	Other(1)	$198,032	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$31,185,000	62.2%	Purchase Price	$44,550,000	88.8%
Principal’s New Cash Contribution	16,577,200	33.0	Other Uses	3,746,478	7.5
Other Sources	2,413,156	4.8	Reserves	1,852,460	3.7
			Closing Costs	26,418	0.1

Total Sources	$50,175,356	100.0%	Total Uses	$50,175,356	100.0%

(1)	Other reserves represent an outstanding tenant obligations reserve ($198,032). See “–Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Mountain Gate Plaza Loan”) is evidenced by a note in the original principal amount of $31,185,000 and is secured by a first mortgage encumbering the borrower’s interest in a retail center located in Simi Valley, California (the “Mountain Gate Plaza Property”).  The Mountain Gate Plaza Loan was originated by Citigroup Global Markets Realty Corp. on August 2, 2013 and represents approximately 2.8% of the Initial Pool Balance.  The Mountain Gate Plaza Loan has an outstanding principal balance as of the Cut-off Date of $31,185,000 and an interest rate of 4.3900% per annum.  The proceeds of the Mountain Gate Plaza Loan were primarily used to acquire the Mountain Gate Plaza Property.

The Mountain Gate Plaza Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date.  The Mountain Gate Plaza Loan requires interest only payments during the term of the Mountain Gate Plaza Loan.  The scheduled maturity date is the due date in August 2018. The borrower has the right to voluntarily prepay the Mountain Gate Plaza Loan in whole at any time following a casualty or condemnation if the lender is permitted to and does apply the net amount of insurance proceeds or condemnation proceeds, as applicable, towards the outstanding principal balance of the loan in an amount greater than $500,000.  In addition, defeasance of the Mountain Gate Plaza Loan, in full (and in part under certain circumstances (See “—Partial Releases” below)) with direct, non-callable obligations that are either the direct obligations of or are fully guaranteed by the full faith and credit of the United States of America or other obligations which are “government securities” permitted under the loan documents, is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. On or after the due date in May 2018, the borrower may prepay the Mountain Gate Plaza Loan in whole without penalty.

■
The Mortgaged Property. The Mountain Gate Plaza Property is a 281,276 SF retail center located in Simi Valley, California, approximately 40 miles northwest of Los Angeles. The improvements were constructed on a 24.7-acre site in 1963 and renovated in 1978 with periodic cosmetic renovations since then. The Mountain Gate Plaza Property is anchored by County of Ventura and Valley Produce. Junior anchor tenants on the property include Rite Aid, 99 Cents Only Store and Big 5. The Mountain Gate Plaza Property includes 1,205 parking spaces, which equates to a ratio of 4.28 parking spaces per 1,000 SF. As of July 31, 2013, the Total Occupancy and Owned Occupancy were both 93.5%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mountain Gate Plaza Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
County of Ventura	NR / NR / NR	35,004	12.4%	$1,212,692	26.7%	$34.64	2/28/2025	NA	NA	2, 5-year options
American Martial Arts Academy	NR / NR / NR	23,650	8.4	255,420	5.6	10.80	4/30/2019	NA	NA	2, 5-year options
Valley Produce	NR / NR / NR	30,331	10.8	249,624	5.5	8.23	6/30/2024	NA	NA	2, 10-year options
99 Cents Only Store	NR / NR / NR	24,066	8.6	219,963	4.8	9.14	1/31/2016	NA	NA	3, 5-year options
Habitat for Humanity	NR / NR / NR	19,000	6.8	182,400	4.0	9.60	7/31/2017	NA	NA	1, 5-year option
B&H Education, Inc.	NR / NR / NR	10,825	3.8	177,422	3.9	16.39	8/31/2020	NA	NA	2, 5-year options
Body Exchange	NR / NR / NR	13,000	4.6	140,400	3.1	10.80	3/31/2022	NA	NA	2, 5-year options
Schwabe Books	NR / NR / NR	9,270	3.3	51,170	1.1	5.52	3/31/2014	$30	18.4%	NA
Big 5(3)	NR / NR / NR	10,000	3.6	40,000	0.9	4.00	1/31/2015	$313	3.0%	NA
Rite Aid(3)	CCC+ / Caa2 / B-	19,170	6.8	0	0.0	0.00	5/31/2014	$248	3.0%	2, 5-year options
Ten Largest Owned Tenants		194,316	69.1%	$2,529,091	55.6%	$13.02
Remaining Owned Tenants		68,605	24.4	2,019,256	44.4	29.43
Vacant Spaces (Owned Space)		18,355	6.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		281,276	100.0%	$4,548,346	100.0%	$17.30

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Sales are as of 12/31/2012.
(3)	Big 5 and Rite Aid pay percentage rent. Big 5 pays a minimum annual rent of $40,000.

The following table presents certain information relating to the lease rollover schedule at the Mountain Gate Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	39,954	14.2	14.2%	358,857	7.9	8.98	7
2015	27,471	9.8	24.0%	575,735	12.7	20.96	7
2016	38,868	13.8	37.8%	650,055	14.3	16.72	10
2017	29,670	10.5	48.3%	599,156	13.2	20.19	6
2018	1,440	0.5	48.8%	41,472	0.9	28.80	1
2019	29,703	10.6	59.4%	388,586	8.5	13.08	2
2020	15,993	5.7	65.1%	299,918	6.6	18.75	3
2021	0	0.0	65.1%	0	0.0	0.00	0
2022	14,487	5.2	70.2%	172,252	3.8	11.89	2
2023	0	0.0	70.2%	0	0.0	0.00	0
2024 & Thereafter	65,335	23.2	93.5%	1,462,316	32.2	22.38	2
Vacant	18,355	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	281,276	100.0%		$4,548,346	100.0%	$17.30	40

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Mountain Gate Plaza Property:

Historical Leased %(1)

2009	2010	2011	2012
80.3%	85.7%	83.0%	91.3%

(1)	As provided by the borrower and represents average occupancy for the year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mountain Gate Plaza Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten	Underwritten $ per SF
Base Rent	$3,645,800	$4,113,228	$4,246,023	$4,351,691	$4,303,046	$15.30
Contractual Rent Steps(2)	0	0	0	0	245,301	0.87
Gross Up Vacancy	0	0	0	0	530,489	1.89
Total Rent	$3,645,800	$4,113,228	$4,246,023	$4,351,691	$5,078,835	$18.06
Total Reimbursables	696,729	837,998	952,470	1,026,331	1,020,145	3.63
Percentage Rent	197,769	185,660	146,807	174,675	196,750	0.70
Other Income	1,477	24,946	1,511	10,881	1,200	0.00
Less Vacancy & Credit Loss	(66,265)	(689,061)	(136,450)	(61,525)	(530,489)	(1.89)
Effective Gross Income	$4,475,509	$4,472,771	$5,210,361	$5,502,053	$5,766,441	$20.50

Total Operating Expenses	$1,781,844	$1,770,169	$1,850,558	$1,813,783	$1,872,721	$6.66
Net Operating Income	$2,693,665	$2,702,602	$3,359,803	$3,688,270	$3,893,720	$13.84
TI/LC	0	0	0	0	245,760	0.87
Replacement Reserves	0	0	0	0	42,191	0.15
Net Cash Flow	$2,693,665	$2,702,602	$3,359,803	$3,688,270	$3,605,769	$12.82

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual rent steps are underwritten based upon the actual scheduled increases through January 1, 2014.

■	Appraisal. According to the appraisal, the Mountain Gate Plaza Property had an “as-is” appraised value of $45,000,000 as of an effective date of June 10, 2013.

■
Environmental Matters.  A Phase I environmental report dated June 20, 2013 recommended no further action other than adhering to an operations and maintenance plan to address asbestos presence. The O&M plan was put into place on July 26, 2013.

■
Market Overview and Competition.  The Mountain Gate Plaza Property is located on the northeast corner of 1st Street and East Los Angeles Avenue, two major thoroughfares, in Simi Valley, California, approximately 40 miles northwest of Los Angeles. The immediate area surrounding the Mountain Gate Plaza Property is composed of mostly commercial use buildings, including freestanding retail buildings, industrial developments and small professional office buildings. Dense residential development can be found predominantly towards the south of the property. A commercial use property along East Los Angeles Ave in close proximity to the Mountain Gate Plaza Property includes Simi Valley Plaza, a community retail center of similar size and quality.

According to the appraisal, the 2013 population within a one, three, and five mile radius of the Mountain Gate Plaza Property is 17,271, 79,155, and 122,683, respectively.  Average household income within a one-, three-, and five-mile radius of the Mountain Gate Plaza Property is $85,833, $109,355, and $115,264, respectively.

Per the appraisal, the Mountain Gate Plaza Property is located in the Los Angeles market and Ventura County submarket.  As of the second quarter of 2013, a market research report states that the Los Angeles retail market had a total retail supply of 447,480,830 SF with a vacancy rate of 5.4%, average quoted rent of $24.19 per SF and positive year-to-date net absorption of 813,244 SF. The Ventura County submarket had a total retail supply of 7,407,259 SF with a vacancy rate of 3.5%, average quoted rent of $18.26 per SF and positive year-to-date net absorption of 47,849 SF.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

The following table presents certain information relating to the primary competition for the Mountain Gate Plaza Property:

Competitive Set(1)
	Woodlands Plaza	Target Center Shops	Sycamore Village
Distance from Subject	0.4 miles	2.8 miles	3.0 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	1980	1987	1982
Total GLA	124,634	22,812	159,016
Total Occupancy	79%	60%	90%
Anchors / Significant Tenants	Nguyen Nail Spa, Frazee, Medical Supplies, Cig Store	Community Vision, Love Sushi House	Weight Watchers, Children’s Clothing Store
	Sycamore Plaza West	Griffin Plaza	Simi Valley Promenade
Distance from Subject	3.0 miles	4.1 miles	5.1 miles
Property Type	Anchored Retail	Anchored Retail	Anchored Retail
Year Built / Renovated	1982	1982	1961
Total GLA	168,855	107,136	82,333
Total Occupancy	98%	93%	96%
Anchors / Significant Tenants	New Tenant	New Tenant	The Party Shop, Goodwill Industries, Chase Bank, Del Taco

(1)	Source: Appraisal.

■
The Borrower.  The borrower and fee owner of the Mountain Gate Plaza Property is Mountaingate LL, LLC, a single-purpose, single-asset entity indirectly owned and controlled by the parent entity of the non-recourse carve-out guarantor, Investcorp US Real Estate, LLC.  In order to comply with certain aspects of Shari’ah law, the borrower, as master lessor, entered into a master lease agreement with another single-purpose, single-asset entity, Mountaingate TT, LLC, as master tenant.  The master tenant is responsible for day-to-day operations of the Mountain Gate Plaza Property and, pursuant to the terms of the master lease agreement, the master tenant is obligated to remit all rents and any other income generated by the Mountain Gate Plaza Property to the borrower, which amounts are applied in accordance with the terms of the loan documents.  All excess cash after payment by the borrower of all amounts due under the loan documents are remitted to the master tenant. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Mountain Gate Plaza Loan.

At origination, the lender received a fee mortgage from the borrower on its interest in the Mountain Gate Plaza Property.  In addition, the lender secured a full subordination of the master lease to the lender’s fee mortgage.  See “Risk Factors—Risks of Shari’ah Compliant Loans” in the Free Writing Prospectus.

■
Escrows.  On the origination date, the borrower funded aggregate reserves of $1,852,460 with respect to the Mountain Gate Plaza Property, comprised of: (i) $254,429 for real estate taxes, (ii) $500,000 for replacement reserves, (iii) $900,000 for tenant improvements and leasing commissions, and (iv) $198,032 for outstanding tenant obligations, $125,156 of which will be used for outstanding tenant improvements and leasing commissions and the remaining $72,876 for free rent, rent abatements and tenant reimbursements.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the Mountain Gate Plaza Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period, and (iii) a replacement reserve in the amount of $3,516.  The borrower is not required to fund the insurance reserve for so long as (i) no event of default has occurred and is continuing, and (ii) the borrower has provided the lender with evidence satisfactory to the lender that the Mountain Gate Plaza Property is insured by a blanket policy in accordance with the terms of the loan agreement and covering substantially all real property controlled directly or indirectly by Investcorp International Realty and its affiliates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

A “Mountain Gate Plaza Trigger Period” means any period (A) commencing upon the earliest to occur of (i) the occurrence of an event of default, (ii) the debt service coverage ratio (as calculated under the loan documents) is less than 1.25x, (iii) the occurrence of any Major Tenant bankruptcy or similar insolvency, (iv) any termination of a Major Lease, (v) the occurrence of any material default under a Major Lease, (vi) the Valley Produce tenant “going dark” with respect to 20% or more of its space, or failing to be in actual, physical possession of at least 80% of its space, (vii) any Major Tenant duly exercising a valid termination option for 20% or more of its space, and (viii) a Major Tenant failing to renew its Major Lease prior to the earlier to occur of (x) the date which is 12 months prior to the lease expiration and (y) the date required for such Major Tenant to renew its Major Lease under the lease documents; and (B) expiring upon (s) in connection with clause (i) above, the cure (if applicable) of such event of default, (t) in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, or the borrower posts with lender cash or a letter of credit in an amount that, if applied to repay the Mountain Gate Plaza Loan, would cause the outstanding principal amount of the Mountain Gate Plaza Loan to satisfy a debt service coverage ratio of 1.25x, (u) in connection with clause (iii) above, the Major Tenant affirming its lease in the applicable bankruptcy proceeding or a replacement tenant leasing at least 85% of the Major Tenant space in accordance with the loan documents, (v) in connection with clause (iv) above, the Major Tenant reaffirming its lease or a replacement tenant leasing at least 85% of the Major Tenant space in accordance with the loan documents, (w) in connection with clause (v) above, the applicable default under the Major Lease being cured, (x) in connection with clause (vi) above, the applicable space no longer being dark or a replacement tenant leasing at least 85% of such space, (y) in connection with clause (vii) above, either (x) such Major Tenant revoking its termination notice or a replacement tenant leasing at least 85% of such Major Tenant space or (y) the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters or the borrower posting with lender cash or a letter of credit in an amount that, if applied to repay the Mountain Gate Plaza Loan, would cause the outstanding principal amount of the Mountain Gate Plaza Loan to satisfy a debt service coverage ratio of 1.25x, and (z) in connection with clause (viii) above, either such Major Tenant or a replacement tenant leasing at least 85% of such Major Tenant space or the debt service coverage ratio being equal to or greater than 1.25x for two consecutive calendar quarters and excess cash flow of $25 per SF is reserved with the lender, in each case, so long as no other Mountain Gate Plaza Trigger Period shall then exist.

“Major Lease” means, as applicable, (i) the Valley Produce lease, (ii) the County of Ventura lease and (iii) any other lease for 85% or more of Major Tenant space.

“Major Tenant” means, as applicable, (i) Valley Produce, (ii) the County of Ventura and (iii) any tenant under a Major Lease.

■
Lockbox and Cash Management.  The Mountain Gate Plaza Property requires a hard lockbox, which is already in place.  The loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account.  On each business day, sums on deposit in the lockbox account are required to (i) be transferred to the borrower provided no event of default or Mountain Gate Plaza Trigger Period exists, or (ii) be transferred to the lender-controlled cash management account if an event of default and/or a Mountain Gate Plaza Trigger Period exists.  On each due date during the continuance of a Mountain Gate Plaza Trigger Period, the loan documents require that all amounts on deposit in the lockbox account, after payment of debt service and funding of required monthly escrow amounts for budgeted operating expenses, real estate taxes, insurance premiums and replacement reserves, be held by the lender as additional collateral for the Mountain Gate Plaza Loan.   During the continuance of an event of default under the Mountain Gate Plaza Loan, the lender may apply any funds in the cash management account to amounts payable under the Mountain Gate Plaza Loan and/or toward the payment of expenses of the Mountain Gate Plaza Property, in such order of priority as the lender may determine.

Furthermore, provided no event of default has occurred and is continuing, the borrower’s obligations with respect to the payment of the monthly debt service amount and amounts required to be deposited into the reserve funds, will be deemed satisfied to the extent sufficient amounts are deposited into the cash management account to satisfy such obligations as required under the loan documents.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MOUNTAIN GATE PLAZA

■
Partial Releases.  The Borrower is permitted to effectuate the release of an individual parcel in connection with a bona fide third-party sale at any time after the second anniversary of the Closing Date if the borrower defeases a portion of the Mountain Gate Plaza Loan, subject to the satisfaction of certain conditions, including: (i) the borrower must defease an amount equal to or greater than the greater of (A) 120% of the allocated loan amount for the individual parcel being released (the “Release Parcel”) and (B) 90% of the net sales proceeds from the sale of the applicable Release Parcel, (ii) if required by the lender or the rating agencies, delivery of an updated (or additional) non-consolidation opinion, (iii) delivery of a REMIC opinion, (iv) delivery of amended master lease documents removing the Release Parcel from such master lease, (v) after giving effect to the release of the Release Parcel, the debt service coverage ratio (as calculated under the loan documents) for the remaining Mountain Gate Plaza Property is the greater of (A) 1.90x (which the borrower may satisfy by posting with lender cash or a letter of credit in an amount that if applied to repay the Mountain Gate Plaza Loan would cause the outstanding principal amount of the Mountain Gate Plaza Loan to satisfy a debt service coverage ratio of 1.90x), and (B) the debt service coverage ratio for the entire Mountain Gate Plaza Property (including the Release Parcel) immediately preceding the release of the Release Parcel, and (vi) after giving effect to the release, the debt yield (as calculated under the loan documents) for the remaining portion of the Mountain Gate Plaza Property is equal to or greater than the greater of (A) 11.30% (which the borrower may satisfy by posting with lender cash or a letter of credit in an amount that if applied to repay the Mountain Gate Plaza Loan would cause the outstanding principal amount of the Mountain Gate Plaza Loan to satisfy a debt yield of 11.30%) and (B) the debt yield for the entire Mountain Gate Plaza Property (including the Release Parcel) immediately preceding the release of the Release Parcel.

■
Property Management.  The Mountain Gate Plaza Property is currently managed by SKB PM I, an independent third party property management firm.  Pursuant to the loan documents, the Mountain Gate Plaza Property may not be managed by any party other than SKB PM I, or another management company approved by the lender in accordance with the loan documents. However, if no event of default under the Mountain Gate Plaza Loan exists, the borrower can permit the master tenant to replace SKB PM I with any of the following management companies: Transwestern, Jones Lang Lasalle, CBRE, Cushman & Wakefield or ScanlanKemper Companies. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower or master tenant terminate the management agreement and replace the property manager during an event of default by the borrower under the Mountain Gate Plaza Loan after taking into account any applicable notice and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism, provided that coverage is commercially available, in an amount equal to the full replacement cost of the Mountain Gate Plaza Property, plus 18 months of business interruption coverage.  The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

 (THIS PAGE INTENTIONALLY LEFT  BLANK)

RIVERBEND SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

Nashville
Knoxville
TENNESSEE
Chattanooga
Huntsville
GEORGIA
ALABAMA
Atlanta
Birmingham
RICHARD B RUSSELL REGIONAL AIRPORT
Stonebridge Golf Club
OLD DALTON RD NE
Berry College
Mount Berry Square
Oostanaula River
Lake Conasauga
Garden Lakes Park
STATE LOOP 1
State Mutual Stadium
MARTHA BERRY HWY NE
Redmond Regional Medical Center
N DIVISION ST NW
Rome
SHORTER AVE NW
Alto Shopping Center
Ridge Ferry Park
N BROAD ST NE
CALHOUN AVE NE
Etowah Park
Midtown Crossing Shopping Center
Shorter College
Floyd Medical Center
Village Shopping Center
Riverbend Shopping Center
1476 Turner McCall Boulevard Southwest
Rome, GA 30161
Coosa Country Club
Alto Park
S 2ND AVE
Central Plaza Shopping Center
E 12TH ST SW
Etowah River
Garden Springs Golf Course
Coosa River
BLACKS BLUFF RD SW
Coosa Valley Tech College-Floyd
Plantation Of Horseleg
CAVE SPRING RD SW
CEDARTOWN HWY
MAPLE RD SE
Lock And Dam Park
Bekaert Employees Athletic Assn
PARK AVE SE
Georgia Highlands College-Floyd
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Rome, Georgia	Cut-off Date Principal Balance		$28,500,00
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$99.55
Size (SF)	286,277	Percentage of Initial Pool Balance		2.6%
Total Occupancy as of 8/19/2013	98.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/19/2013	98.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1975, 2002-2003, 2012 / NAP	Mortgage Rate		5.1540%
Appraised Value	$38,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$3,407,457
Underwritten Expenses	$752,004	Escrows
Underwritten Net Operating Income (NOI)	$2,655,453		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,425,874	Taxes	$213,437	$19,403
Cut-off Date LTV Ratio	74.0%	Insurance	$51,954	$6,935
Maturity Date LTV Ratio	62.8%	Replacement Reserves	$0	$2,808
DSCR Based on Underwritten NOI / NCF	1.42x / 1.30x	TI/LC(1)	$8,333	$8,333
Debt Yield Based on Underwritten NOI / NCF	9.3% / 8.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$28,500,000	100.0%	Loan Payoff	$22,414,346	78.6%
			Principal Equity Distribution	5,478,664	19.2
			Closing Costs	333,266	1.2
			Reserves	273,724	1.0

Total Sources	$28,500,000	100.0%	Total Uses	$28,500,000	100.0%

(1)	TI/LC reserve is capped at $500,000.

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The Mortgage Loan.  The mortgage loan (the “Riverbend Shopping Center Loan”) is evidenced by a note in the original principal amount of $28,500,000 and is secured by a first mortgage encumbering a retail center/medical office property building located in Rome, Georgia (the “Riverbend Shopping Center Property”).  The Riverbend Shopping Center Loan was originated by Goldman Sachs Mortgage Company on September 3, 2013 and represents approximately 2.6% of the Initial Pool Balance.  The note evidencing the Riverbend Shopping Center Loan has an outstanding principal balance as of the Cut-off Date of $28,500,000 and has an interest rate of 5.1540% per annum.  The proceeds of the Riverbend Shopping Center Loan were used to refinance existing debt on the Riverbend Shopping Center Property.

The Riverbend Shopping Center Loan had an initial term of 120 months and has a remaining term of 120 months.  The Riverbend Shopping Center Loan requires payments of interest only prior to the due date in October 2014, after which it requires monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule.  The scheduled maturity date is the due date in September 2023.  Voluntary prepayment of the Riverbend Shopping Center Loan is prohibited prior to the due date in June 2023.  Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

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The Mortgaged Property.  The Riverbend Shopping Center Property is an approximately 286,277 SF mixed use center located in Rome, Georgia and is comprised of approximately 219,595 SF of retail space and 66,682 SF of medical office space.  The Riverbend Shopping Center Property was constructed in phases beginning in 1975 as an enclosed mall, was redeveloped in 2002-2003 as a mixed use center and the space occupied by Kroger was expanded in 2012 to 86,697 SF.  The Riverbend Shopping Center Property is located at the intersection of Turner McCall Boulevard and Riverbend Drive in Rome, Georgia.  The Riverbend Shopping Center Property includes tenants such as Kroger, Ross, Michael’s, Barnes & Noble, TJ Maxx, Hibbett Sports, and Pier 1 Imports. As of August 19, 2013, the Total Occupancy and Owned Occupancy were both 98.3%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Riverbend Shopping Center Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)		Occupancy Cost	Renewal / Extension Options
Anchors
Kroger (GL)	BBB / Baa2 / BBB	86,697	30.3%	Yes	$441,232	$5.09	2/28/2033	$600	(3)	0.8%	20, 3-year options
Total Anchors		86,697	30.3%

Jr. Anchors
Ross	NR / NR / A-	30,187	10.5%	Yes	$441,291	$14.62	1/31/2019	NA		NA	3, 5-year options
TJ Maxx	NR / A3 / A	30,000	10.5	Yes	$343,902	$11.46	9/30/2018	$243		4.7%	4, 5-year options
Barnes & Noble	NR / NR / NR	20,020	7.0	Yes	$240,040	$11.99	1/31/2019	NA		NA	NA
Michael’s	NR / B3 / B	11,910	4.2	Yes	$166,115	$13.95	9/30/2018	$206		6.8%	3, 5-year options
Total Jr. Anchors		92,117	32.2%

Occupied In-line		34,618	12.1%		$732,202	$21.15
Occupied Outparcel/Other		6,163	2.2%		$83,096	$13.48
Medical Offices		61,682	21.5%		$1,044,214	$16.93
Vacant Space		5,000	1.7%		$0	$0.00
Total Owned SF		286,277	100.0%
Total SF		286,277	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of 12/31/2012 unless specified otherwise.
(3)	Kroger sales are estimated per the borrower.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Riverbend Shopping Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Ross	NR / NR / A-	30,187	10.5%	$362,244	12.0%	$12.00	1/31/2019	NA	NA	3, 5-year options
Coosa Diagnostic Center	NR / NR / NR	20,320	7.1	357,632	11.9	17.60	10/31/2022	NA	NA	3, 5-year options
Kroger (GL)	BBB / Baa2 / BBB	86,697	30.3	352,857	11.7	4.07	2/28/2033	$600(3)	0.8%	20, 3-year options
TJ Maxx	NR / A3 / A	30,000	10.5	268,500	8.9	8.95	9/30/2018	$243	4.7%	4, 5-year options
Barnes & Noble	NR / NR / NR	20,020	7.0	240,040	8.0	11.99	1/31/2019	NA	NA	NA
NE GA Anesthesia Services, Inc.	NR / NR / NR	7,710	2.7	154,200	5.1	20.00	1/31/2015	NA	NA	1, 2-year option
Shorter Nursing School	NR / NR / NR	9,150	3.2	153,262	5.1	16.75	3/31/2014	NA	NA	2, 5-year options
Pier 1 Imports	NR / NR / NR	9,520	3.3	142,800	4.7	15.00	7/31/2018	NA	NA	2, 5-year options
Michael’s	NR / B3 / B	11,910	4.2	135,774	4.5	11.40	9/30/2018	$206	6.8%	3, 5-year options
Hibbett Sports	NR / NR / NR	7,854	2.7	119,774	4.0	15.25	1/31/2018	$218(4)	8.1%	1, 5-year option
Ten Largest Owned Tenants		233,368	81.5%	$2,287,082	75.9%	$9.80
Remaining Owned Tenants		47,909	16.7	725,557	24.1	15.14
Vacant Spaces (Owned Space)		5,000	1.7	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		286,277	100.0%	$3,012,639	100.0%	$10.71

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of 12/31/2012 unless specified otherwise.
(3)	Kroger sales are estimated per the borrower.
(4)	Hibbett Sports sales are as of TTM 6/30/2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

The following table presents certain information relating to the lease rollover schedule at the Riverbend Shopping Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	5,448	1.9	1.9%	96,758	3.2	17.76	3
2014	10,750	3.8	5.7%	188,462	6.3	17.53	2
2015	21,956	7.7	13.3%	432,684	14.4	19.71	7
2016	0	0.0	13.3%	0	0.0	0.00	0
2017	7,163	2.5	15.8%	100,572	3.3	14.04	2
2018	73,894	25.8	41.6%	770,048	25.6	10.42	5
2019	55,048	19.2	60.9%	713,627	23.7	12.96	3
2020	0	0.0	60.9%	0	0.0	0.00	0
2021	0	0.0	60.9%	0	0.0	0.00	0
2022	20,320	7.1	68.0%	357,632	11.9	17.60	1
2023	1	0.0	68.0%	0	0.0	0.00	1
2024 & Thereafter	86,697	30.3	98.3%	352,857	11.7	4.07	1
Vacant	5,000	1.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	286,277	100.0%		$3,012,639	100.0%	$10.71	25

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Riverbend Shopping Center Property:

Historical Leased %
	2010(1)	2011(1)	2012(1)	As of 5/31/2013
Owned Space	97.0%	97.0%	98.0%	98.3%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Riverbend Shopping Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,082,534	$3,033,549	$2,925,611	$2,909,133	$3,012,639	$10.52
Overage Rent	0	0	0	5,667	5,667	0.02
Other Rental Revenue	0	(201)	(7,380)	(7,365)	0	0.00
Gross Up Vacancy	0	0	0	0	95,000	0.33
Total Rent	$3,082,534	$3,033,348	$2,918,231	$2,907,435	$3,113,306	$10.88
Total Reimbursables	437,617	412,603	411,200	416,980	473,787	1.65
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(179,635)	(0.63)
Effective Gross Income	$3,520,151	$3,445,951	$3,329,432	$3,324,415	$3,407,457	$11.90

Total Operating Expenses	$738,036	$757,411	$754,413	$769,602	$752,004	$2.63

Net Operating Income	$2,782,115	$2,688,540	$2,575,018	$2,554,813	$2,655,453	$9.28
TI/LC	0	0	0	0	195,881	0.68
Capital Expenditures	0	0	0	0	33,699	0.12
Net Cash Flow	$2,782,115	$2,688,540	$2,575,018	$2,554,813	$2,425,874	$8.47

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on 8/19/2013 rent roll with rent steps through 9/30/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

■	Appraisal. According to the appraisal, the Riverbend Shopping Center Property had an “as-is” appraised value of $38,500,000 as of an effective date of July 17, 2013.

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Environmental Matters.  According to a Phase I environmental report, dated August 6, 2013, there are no recognized environmental conditions or recommendations for further action at the Riverbend Shopping Center Property.

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Market Overview and Competition.  The Riverbend Shopping Center Property is located at Turner McCall Boulevard and Riverbend Drive in Rome, Georgia and is located immediately across the street from a Home Depot anchored shopping center with such tenants as Family Dollar, Burger King, Chili’s, and Goodwill. In addition, the Riverbend Shopping Center Property is located approximately 1.7 miles southeast of Floyd County Medical center, a 304-bed hospital with a Level II trauma center and approximately 2,500 employees. Floyd County is located in northwestern Georgia approximately 70 miles northwest of Atlanta and has a population of 95,548 according to a research provider. The estimated population of Floyd County in 2013 is 95,548.

The following table presents certain information relating to the primary competition for the Riverbend Shopping Center Property:

Competitive Set(1)

	Riverbend Shopping Center	Charles Hight Square	Midtown Crossing	Mount Berry Square	Armuchee Village	West Towne Square
Distance from Subject	-	1.4 miles	2.1 miles	5 miles	5.8 miles	4.4 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1975, 2002-2003, 2012	2013	1992	1991 / 1999	1967 / 2007	1987 / 2008
Total GLA	286,277	98,091	130,000	475,666	108,565	162,181
Total Occupancy	98.3%	86% preleased	75%	72%	73%	78%
Anchors	Kroger, Ross, TJ Maxx, Michael’s, and Barnes & Noble	Publix	Shorter College of Business and Staples Office Supply	Belk, JCPenney, and Sears	Food Lion, CVS Pharmacy	Big Lots

(1)	Source: Appraisal.

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The Borrower.  The borrower is River Root Partners, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Riverbend Shopping Center Loan. Robert H. Ledbetter, Jr., a 25% owner of the borrower, is the non-recourse carve out guarantor under the Riverbend Shopping Center Loan.

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Escrows. On the origination date the borrower funded (a) a tax reserve of $213,437, (b) an insurance reserve of $51,954, and (c) a tenant improvement and leasing commissions reserve of $8,333.  On each due date, the borrower is required to fund (1) a taxes and insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding twelve month period (except that, provided no event of default is continuing under the loan documents, the borrower will not be required to make monthly tax deposits with respect to the premises occupied by the tenants doing business as Kroger or Outback Steakhouse, if the borrower provides evidence that the related taxes are being paid by such tenants directly to the relevant taxing authorities), (2) a tenant improvement and leasing commissions account in the amount of $8,333, if the aggregate balance in such account is less than $500,000, and (3) a capital expenditure reserve account in the amount of $2,808.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

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Lockbox and Cash Management.  The Riverbend Shopping Center Loan is structured with a springing lockbox with springing cash management, which will be established upon the commencement of the initial Riverbend Shopping Center Cash Management Period. Provided that no Riverbend Shopping Center Cash Management Period has occurred, all rents received by the borrower or property manager will be deposited into an operating account maintained by the borrower.  Upon the occurrence of the initial Riverbend Shopping Center Cash Management Period, the loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into the lender-controlled lockbox account.  On each business day during the continuance of an Riverbend Shopping Center Cash Management Period, the lockbox bank will remit all amounts contained in the lockbox account to a lender-controlled cash management account.  On each due date during the continuance of a Riverbend Shopping Center Cash Management Period caused by neither a Riverbend Shopping Center Trigger Period nor an event of default under the loan documents, the loan documents require that all amounts on deposit in the cash management account, in excess of the amount required on the next due date to pay debt service, required reserves and budgeted operating expenses are to be swept daily to an operating account maintained by the borrower.  On each due date during the continuance of a Riverbend Shopping Center Cash Management Period caused by a Riverbend Shopping Center Trigger Period or an event of default under the loan documents, the loan documents require that all amounts on deposit in the cash management account, after payment of debt service, required reserves and budgeted operating expenses are to be held as additional collateral for the Riverbend Shopping Center Loan.  On each due date during the continuance of a Riverbend Shopping Center Cash Management Period caused by an event of default under the loan documents, the lender will be entitled to apply all funds on deposit in the cash management account to amounts payable under the Riverbend Shopping Center Loan in such order of priority as the lender may determine.

A “Riverbend Shopping Center Trigger Period” means the period (A) commencing on the last day of any fiscal quarter in which the net operating income (as calculated under the loan documents) for the prior twelve-month period is less than $2,125,285.60 for two consecutive fiscal quarters and terminating as of the end of the fiscal quarter in which the net operating income for the prior twelve-month period for two fiscal quarters is at least $2,125,285.60, or (B) commencing on the date the borrower fails to deliver the required annual, quarterly or monthly financial reports and ending when such reports are delivered if no trigger period pursuant to clause (A) is continuing.

A “Riverbend Shopping Center Cash Management Period” means the period (A) from the commencement of the initial Riverbend Shopping Center Trigger Period until the end of such Riverbend Shopping Center Trigger Period, (B) from the occurrence of the initial event of default under the loan documents until the cure of such event of default, as determined by the lender in its reasonable discretion, or (C) from the commencement of any subsequent Riverbend Shopping Center Trigger Period or subsequent event of default under the loan documents, until the satisfaction of the Riverbend Shopping Center Mortgage Loan in its entirety.

■
Property Management.  The Riverbend Shopping Center Property is currently managed by RHLP, LLC, dba R.H. Ledbetter Properties, LLC, an affiliate of the borrower, pursuant to a management agreement.  Under the loan documents, the Riverbend Shopping Center Property may not be managed by any other party, other than a management company approved by the lender and with respect to which a Rating Agency Confirmation has been received.  The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Riverbend Shopping Center Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable cure period, if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

RIVERBEND SHOPPING CENTER

■
Terrorism Insurance.  So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Riverbend Shopping Center Property, plus eighteen months of rental loss and/or business interruption coverage.  If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Riverbend Shopping Center Loan as required by the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the loan documents (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.  The terrorism insurance is required to contain a deductible that is approved by the lender, is no larger than is customary for similar policies covering similar properties in the geographic market in which the Riverbend Shopping Center Property is located and is no larger than $50,000.  The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Riverbend Shopping Center Property are separately allocated under the blanket policy and that certain other requirements are satisfied.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

Parkway Centre East
4152-4218 Buckeye Parkway
Grove City, OH 43123
Columbus
DOWNTOWN
Shawnee Hills
THE MOORS AT MUIRFIELD
Dublin
Hilliard
CROSSCREEK
Lincoln Village
Upper Arlington
Grandview Heights
Valleyview
HILLTOP
Grove City
Harrisburg
Worthington
Riverlea
Minerva Park
Gahanna
NORTH CENTRAL COLUMBUS
Bexley
Whitehall
MERION VILLAGE
Blacklick Estates
Obetz
Groveport
Lockbourne
OHIO STATE UNIVERSITY AIRPORT
PORT COLUMBUS INTERNATIONAL AIRPORT
BOLTON FIELD
RICKENBACKER INTERNATIONAL
OUTERBELT
ROUTERBELT
WEST FWY
EAST FWY
NORTH FWY
OLENTANGY FWY
Polaris Fashion Place
Olde Sawmill Square Shopping
Dublin Village Center
Sun Center
The Continent Shopping Center
Easton Square Shopping Center
Patio Shops Shopping Center
Amos Shopping Center
Hilliard Square Shopping Center
Riverside Methodist Hospital
Ohio State Univ
Ohio Stadium
Ohio State Fairgrounds
Westpointe Plaza Shopping Center
Great Western Shopping Center
Westland Mall
Nationwide Children's Hospital
Regency Hospital of Columbus
Mt Carmel East Hospital
Eastland Mall Shopping Center
Brice Park Shopping Center
Great Southern Shopping Center
Columbus Motor Speedway
Scioto Downs
Carriage Place
Toledo
Cleveland
Akron
Canton
Defiance
Fremont
Fostoria
Findlay
Upper Sandusky
Ashland
Lima
Marion
Delaware
Columbus
Newark
Dayton
Zanesville
Springboro
Athens
Chillicothe
Cincinnati
Lake Erie
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Grove City, Ohio	Cut-off Date Principal Balance	$27,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$169.26
Size (SF)	162,470	Percentage of Initial Pool Balance	2.5%
Total Occupancy as of 7/8/2013	98.2%	Number of Related Mortgage Loans	NAP
Owned Occupancy as of 7/8/2013	98.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008-2011 / NAP	Mortgage Rate	5.1900%
Appraised Value	$37,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,561,171
Underwritten Expenses	$1,027,091	Escrows(1)
Underwritten Net Operating Income (NOI)	$2,534,080	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,428,475	Taxes	$200,121	$63,530
Cut-off Date LTV Ratio	74.3%	Insurance	$0	$0
Maturity Date LTV Ratio	61.5%	Replacement Reserves	$0	$2,031
DSCR Based on Underwritten NOI / NCF	1.40x / 1.34x	TI/LC	$0	$6,770
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.8%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,500,000	100.0%	Loan Payoff	$26,832,927	97.6%
			Closing Costs	354,760	1.3
			Reserves	200,121	0.7
			Principal Equity Distribution	112,192	0.4

Total Sources	$27,500,000	100.0%	Total Uses	$27,500,000	100.0%

(1)	See “—Escrows” below.

■
The Mortgage Loan.  The mortgage loan (the “Parkway Centre East Loan”) is evidenced by a note in the original principal amount of $27,500,000 and is secured by a first mortgage encumbering the borrower’s fee interest in a 162,470 SF retail power center located in Grove City, Ohio (the “Parkway Centre East Property”).  The Parkway Centre East Loan was originated by Rialto Mortgage Finance, LLC on August 15, 2013.  The Parkway Centre East Loan has an outstanding principal balance as of the Cut-off Date of $27,500,000 which represents approximately 2.5% of the Initial Pool Balance, and accrues interest at an interest rate of 5.1900% per annum.  The proceeds of the Parkway Centre East Loan were primarily used to refinance the Parkway Centre East Property.

The Parkway Centre East Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date and requires payments of principal and interest based on a 30-year amortization schedule.  The scheduled maturity date of the Parkway Centre East Loan is the due date in September 2023.  Voluntary prepayment of the Parkway Centre East Loan is permitted after the second anniversary of the securitization Closing Date.  Such prepayment must be accompanied by the payment of a yield maintenance premium if such prepayment is made prior to the due date in June 2023.

■
The Mortgaged Property.  The Parkway Centre East Property is comprised of a 162,470 SF retail power center located in Grove City, OH, approximately nine miles south of the Columbus, OH Central Business District (“CBD”).  The Parkway Centre East Property is situated within a larger retail development known as Parkway Centre.  Parkway Centre contains the Parkway Centre East Property, Parkway Centre South and Parkway Centre North. Parkway Centre South and Parkway Center North, which are not part of the collateral for the Parkway Centre East Loan, include Walmart, Bed, Bath & Beyond, Home Depot, Dick’s, Michael’s Crafts, Best Buy and Kohl’s.  The Parkway Centre East Property consists of two buildings and is situated on 19.73-acres. It was completed in two stages; the first stage was completed in 2008 and consists of a 41,200 SF building that is currently anchored by Fitness & Sports CL (“LA Fitness”).  The second phase was completed in 2011, and contains 121,270 SF that is anchored by Hobby Lobby Stores, Inc. and a freestanding AMC Theaters.  Other tenants include Famous Footwear, Bath & Body Works, LLC, and smaller in-line tenants.  Parkway Centre East is shadow-anchored by Target, which is individually owned and not part of the collateral for the Parkway Centre East Loan.  As of July 8, 2013, the Owned Occupancy was 98.2%.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Parkway Centre East Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
AMC Theaters(3)	B / B2 / B	55,332	34.1%	$1,279,829	46.6%	$23.13	1/31/2022	NA	NA	4, 5-year options
Hobby Lobby Stores, Inc.	NR / NR / NR	56,054	34.5	442,827	16.1	7.90	8/31/2026	NA	NA	3, 5-year options
Fitness & Sports CL(d/b/a LA Fitness)(4)	NR / NR / NR	20,000	12.3	340,041	12.4	17.00	6/30/2020	NA	NA	2, 5-year options
Brown Group Retail, Inc. (Famous Footwear)	NR / B3 / B	6,000	3.7	130,140	4.7	21.69	3/31/2018	$201	13.5%	2, 5-year options
Sleep Outfitters of Ohio	NR / NR / NR	4,000	2.5	96,000	3.5	24.00	2/28/2018	NA	NA	2, 5-year options
Time Warner-PWCE	BBB / Baa2 / BBB	3,797	2.3	87,711	3.2	23.10	11/30/2016	NA	NA	1, 5-year option
Bath and Body Works, LLC	BB / Ba1 / BB+	3,200	2.0	83,264	3.0	26.02	1/31/2019	$368	8.3%	NA
Payless ShoeSource, Inc	NR / B2 / B	3,200	2.0	80,000	2.9	25.00	10/31/2018	$145	22.0%	2, 5-year options
DentalCare Partners, Inc.	NR / NR / NR	2,800	1.7	79,632	2.9	28.44	3/31/2018	NA	NA	2, 5-year options
Genji Go	NR / NR / NR	2,400	1.5	56,227	2.0	23.43	9/30/2023	NA	NA	2, 5-year options
Ten Largest Owned Tenants		156,783	96.5%	$2,675,670	97.4%	$17.07
Remaining Owned Tenants		2,737	1.7	72,050	2.6	26.32
Vacant Spaces (Owned Space)		2,950	1.8	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		162,470	100.0%	$2,747,720	100.0%	$17.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2012.
(3)
AMC Theaters has the right, (i) to pay monthly rent, in lieu of its stated monthly rent, in an amount equal to the lesser of (a) 10% of monthly gross sales for the immediately preceding month and (b) 75% of stated monthly rent, if there is less than 70% occupancy at the related shopping mall (exclusive of the AMC Theaters portion of the Parkway Centre East Property) and if the condition continues for more than 180 consecutive days, or  (ii) if the condition in (i) above continues for more than 24 consecutive months, AMC Theaters may terminate its lease.

(4)
Fitness & Sports CL (d/b/a LA Fitness) has a one-time right to unilaterally terminate its lease effective as of September 30, 2015, subject to three months’ written notice to borrower and payment of a termination fee of $550,000.

 The following table presents certain information relating to the lease rollover schedule based on initial lease expiration dates:

Lease Expiration Schedule(1)
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	$0.00	0
2014	0	0.0	0.0%	0	0.0	$0.00	0
2015	0	0.0	0.0%	0	0.0	$0.00	0
2016	3,797	2.3	2.3%	87,711	3.2	$23.10	1
2017	2,737	1.7	4.0%	72,050	2.6	$26.32	2
2018	16,000	9.8	13.9%	385,772	14.0	$24.11	4
2019	3,200	2.0	15.8%	83,264	3.0	$26.02	1
2020	20,000	12.3	28.1%	340,041	12.4	$17.00	1
2021	0	0.0	28.1%	0	0.0	$0.00	0
2022	55,332	34.1	62.2%	1,279,829	46.6	$23.13	1
2023	2,400	1.5	63.7%	56,227	2.0	$23.43	1
2024 & Thereafter	56,054	34.5	98.2%	442,827	16.1	$7.90	1
Vacant	2,950	1.8	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	162,470	100.0%		$2,747,720	100.0%	$17.22	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

The following table presents certain information relating to historical leasing at the Parkway Centre East Property:

Historical Leased %(1)
	2010	2011	2012	As of 7/8/2013
Owned Space	NAP	NAP	NAP	98.2%

(1)	As provided by the borrower which reflects figure presented on underwritten rent roll as of 7/8/2013 for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Parkway Centre East Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 3/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$686,083	$1,010,504	$2,584,175	$2,726,698	$2,737,514	$16.85
Contractual Rent Steps	0	0	0	0	10,206	0.06
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	73,750	0.45
Total Rent	$686,083	$1,010,504	$2,584,175	$2,726,698	$2,821,470	$17.37
Total Reimbursables	168,635	237,637	552,650	763,817	918,294	5.65
Other Income(4)	6,154	842	8,524	8,524	8,524	0.05
Less Vacancy & Credit Loss	0	(163,084)	(377,561)	(266,855)	(187,116)	(1.15)
Effective Gross Income	$860,873	$1,085,900	$2,767,787	$3,232,184	$3,561,171	$21.92

Total Operating Expenses	$311,573	$457,426	$1,068,321	$1,175,631	$1,027,091	$6.32

Net Operating Income	$549,300	$628,474	$1,699,466	$2,056,553	$2,534,080	$15.60
TI/LC	0	0	0	0	81,235	0.50
Capital Expenditures	0	0	0	0	24,371	0.15
Net Cash Flow	$549,300	$628,474	$1,699,466	$2,056,553	$2,428,475	$14.95

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Total Rent based on contractual rents as of 7/8/2013 and rent steps through 9/1/2014.
(3)	The Parkway Centre East Property was developed in phases from 2008 to 2011 and the Base Rent increases presented represent lease up over time.
(4)	Other income includes signage income, roof rent and other miscellaneous items.

■	Appraisal. According to the appraisal, the Parkway Centre East Property had an “as-is” appraised value of $37,000,000 as of an effective date of July 1, 2013.

■	Environmental Matters. According to a Phase I environmental report dated July 17, 2013, there are no recommendations for further action at the Parkway Centre East Property.

■
Market Overview and Competition.  The Parkway Centre East Property is a retail power center located in Grove City, a suburb located approximately 9 miles south of Columbus, Ohio, within the Columbus South submarket. The Parkway Centre East Property is within approximately one mile of an interchange with Interstate 71, a northeast/southwest highway that provides access to the Cincinnati, and Interstate 270, the beltway loop freeway in the Columbus metropolitan area.  The Parkway Centre East Property has frontage on Stringtown Road, a major local commercial corridor that connects Route 104 and Interstate 71 to residential areas and Harrisburg Pike. The traffic count of Interstate 71 at the exit for the Parkway Centre East Property is 92,130 and the traffic count of Stringtown Road is 34,424.  Parkway Centre, which contains the Parkway Centre East Property, Parkway Centre South and Parkway Centre North, is a major regional retail power center and includes Walmart, Bed, Bath & Beyond, Home Depot, Dick’s, Michael’s Crafts, Best Buy and Kohl’s.  Parkway Centre North and Parkway Centre South are both 100.0% occupied according to the appraisal. The population within a one-, three- and five-mile radius is 3,841, 46,776 and 126,527, respectively.  Average household income within a one-, three- and five-mile radius is $70,234, $51,481, and $46,746, respectively.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

The following table presents certain information relating to the primary competition for the Parkway Centre East Property:

Competitive Set(1)

	Parkway Centre East	Parkway Centre South	Parkway Center North	Derby Square	Buckeye Grove	Georgesville Square
Distance from Subject	-	0.1 miles	0.1 miles	1.3 miles	4.3 miles	7.3 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2008 - 2011	2004	2006	1991	1999	1988
Total GLA	162,470	379,591	245,461	128,250	112,000	269,201
Total Occupancy	98.2%(2)	100%	100%	95%	90%	97%
Anchors	Target (shadow anchor), AMC Theaters, Hobby Lobby Stores, Inc.	Walmart, Bed, Bath & Beyond, Staples, TJ Maxx, PetSmart	Home Depot, Dick’s, Best Buy, Michael’s	Giant Eagle	Kroger	Lowes, Kroger, Regal Cinema (shadow anchor)

(1)	Source: Appraisal
(2)	Occupancy per underwritten rent roll dated 7/8/2013.

■
The Borrower.  The borrower is Parkway Centre East – Retail, LLC, a single-purpose, single-asset entity.  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Parkway Centre East Loan.  The non-recourse carveout guarantors are Jonathan Kass, David Kass and Mary Younkin, on a joint and several basis.

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of $200,121.

On each due date, the borrower is required to fund the following reserves with respect to the Parkway Centre East Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; provided, however, that borrower is not required to make such monthly deposit so long as the insurance coverage required by the loan documents is provided through a reasonably approved blanket insurance policy and borrower maintains such insurance coverage in full force and effect and delivers to lender certificates evidencing such policy and evidence of the payment of insurance premiums thereunder fifteen days prior to expiration; (iii) a replacement reserve in an amount equal to $2,031 capped at $50,000; and (iv) a rollover reserve in an amount equal to $6,770 capped at $250,000.

During a Cash Sweep Event, all remaining cash flow will be swept into a lender controlled account. A “Cash Sweep Event” means the occurrence of (i) an event of default, (ii) the bankruptcy or insolvency of guarantor or property manager, (iii) the DSCR is below 1.15x, or (iv) a Critical Tenant Trigger Event.

A “Critical Tenant Trigger Event” will occur if (i) AMC Theaters fails to give notice of its election to renew its lease by the date required under the lease, (ii)  with respect to one or more replacement tenants at the AMC Theaters space, such replacement tenant fails to give notice of its election to renew its lease, on or prior to the earlier of (x) nine months prior to the then applicable expiration date under its lease or (y) the date by which such replacement tenant is required under its lease to notify the landlord of its election to renew its lease, (iii) with respect to one or more replacement tenants at the LA Fitness space, such replacement tenant fails to give notice of its election to renew its lease on or prior to the earlier of (x) six months prior to the then applicable expiration date under its lease or (y) the date by which such replacement tenant is required under its lease to notify the landlord of its election to renew its lease, (iv) a monetary or material non-monetary event of default occurs under the AMC Theaters lease, LA Fitness lease or any replacement tenant lease, as applicable, (v) AMC Theaters, LA Fitness or any replacement tenant, as applicable, is subject to a bankruptcy or insolvency proceeding, (vi) if AMC Theaters or a replacement tenant ceases to occupy or discontinues its operations at its leased premises, or (vii) LA Fitness exercises the termination option contained in the LA Fitness lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

PARKWAY CENTRE EAST

■
Lockbox and Cash Management. The Parkway Centre East Loan requires a hard lockbox, which is already in place.  The loan documents require all revenue from the Parkway Centre East Property to be deposited into a lender-controlled lockbox account.  Sums on deposit in the lockbox account are required (i) provided no Cash Management Trigger Event is continuing, to be transferred to or at the directions of the borrower, or (ii) if a Cash Management Trigger Event is continuing, to be transferred to the cash management account and applied by the lender to payments of debt service, required reserves, and any other amounts then due and payable under the loan documents and the remaining cash flow will be released to the borrower, provided no Cash Sweep Event is continuing. During the occurrence and continuation of a Cash Sweep Event, any excess cash flow will be retained by lender and held as additional collateral for the Parkway Centre East Loan.

A “Cash Management Trigger Event” means the occurrence and continuation of (i) an event of default, (ii) the bankruptcy or insolvency of guarantor, borrower or property manager, (iii) the DSCR falling below 1.25x, or (iv) a Critical Tenant Trigger Event.

■
Property Management.  The Parkway Centre East Property is currently managed by Continental Retail Property Services, LLC, an affiliate of the borrower, pursuant to a management agreement. The lender may replace the property manager, subject to certain requirements in the loan documents, upon of any of the following:   (i) the occurrence and continuance of an event of default (including if the property manager is in default under the management agreement), or (ii) the property manager (a) is insolvent or a debtor in any bankruptcy action or (b) is or has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■
Terrorism Insurance.  The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Parkway Centre East Property, plus eighteen (18) months of business interruption coverage in an amount equal to 100% of the projected gross income (less non-continuing expenses) from the Parkway Centre East Property for such period or until the restoration of the Parkway Centre East Property has been completed.  The terrorism insurance is required to contain a deductible no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

GROUP 10 HOTEL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

Lathrup Village
Berkley
Twelve Oaks Mall
Farmington Hills
Huntington Woods
Hazel Park Harness Raceway
Oak Park
Southfield
Ferndale
Hazel Park
Novi
Northland Center
Northville
Northville Downs
Maybury State Park
Fox Creek Golf Course
Laurel Park Place
Livonia
Hamtramck
Northville Hills Golf Club
Eliza Howell Park
Detroit Golf Club
River Rouge Park
Westland Center
Warren Valley Golf Club
Detroit
Dearborn
Dearborn Heights
Westland
Fairlane Town Center
Lower Rouge Parkway
Pheasant Run Golf Club
Wayne
Inkster
Melvindale
River Rouge
Gateway Golf Club
Allen Park
Ecorse
Romulus
Taylor
Lincoln Park
WILLOW RUN AIRPORT
ENLARGED
CANADA
DETROIT METROPOLITAN WAYNE COUNTY AIRPORT
Wyandotte
Belleville
Lakes Of Taylor Golf Club
Southland Center
Southgate
Lower Huron Metropolitan Park
Riverview
Riverview Highlands Golf Course
Detroit River
Trenton
Woodhaven
Oakwoods Metropark
Flat Rock
GROSSE ILE MUNICIPAL AIRPORT
Gibraltar
Rockwood
Lake Erie Metropark
Lake Erie Metropark Golf Course
South Rockwood
ECORSE RD
MERRIMAN RD
MIDDLEBELT RD
SMITH RD
VINING RD
WICK RD
DETROIT INDUSTRIAL FWY
DETROIT METROPOLITAN WAYNE COUNTY AIRPORT
GROUP 10 HOTEL PORTFOLIO
1 Fairfield Inn & Suites 7800 Merriman Road Romulus, MI 48174
2 Springhill Suites 8280 Merriman Road Romulus, MI 48174
3 Four Points by Sheraton 8800 Wickham Road Romulus, MI 48174
CARTIFACT

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	3	Loan Seller		SMF I
Location (City/State)	Romulus, Michigan	Cut-off Date Principal Balance		$26,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$65,000.00
Size (Rooms)	400	Percentage of Initial Pool Balance		2.3%
Total TTM Occupancy as of 5/31/2013	74.6%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 5/31/2013	74.6%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		5.7200%
Appraised Value	$39,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		240
Underwritten Revenues	$9,946,878	Original Interest Only Period (Months)		NAP
Underwritten Expenses	$6,658,195
Underwritten Net Operating Income (NOI)	$3,288,683	Escrows
Underwritten Net Cash Flow (NCF)	$2,890,808		Upfront	Monthly
Cut-off Date LTV Ratio	65.8%	Taxes	$63,615	$31,808
Maturity Date LTV Ratio(1)	34.5%	Insurance	$5,457	$1,782
DSCR Based on Underwritten NOI / NCF	1.51x / 1.32x	FF&E	$0	$33,157
Debt Yield Based on Underwritten NOI / NCF	12.6% / 11.1%	Other(2)	$3,674,313	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	100.0%	Loan Payoff	$19,463,462	74.9%
			Reserves	3,743,385	14.4
			Principal Equity Distribution	2,207,288	8.5
			Closing Costs	585,866	2.3

Total Sources	$26,000,000	100.0%	Total Uses	$26,000,000	100.0%

(1)
The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $48,800,000.  The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value, is 42.7%.  See “– Appraisal” below.

(2)	Other reserves represent a property improvement plan (“PIP”) reserve ($3,600,000) and a deferred maintenance reserve ($74,313).

■
The Mortgage Loan.  The mortgage loan (the “Group 10 Hotel Portfolio Loan”) is evidenced by a note in the original principal amount of $26,000,000 and is secured by a first mortgage encumbering three hotel properties located in Romulus, Michigan (the “Group 10 Hotel Portfolio Properties”).  The Group 10 Hotel Portfolio Loan was originated by Starwood Mortgage Capital LLC and subsequently acquired by Starwood Mortgage Funding I LLC.  The Group 10 Hotel Portfolio Loan was originated on August 19, 2013 and represents approximately 2.3% of the Initial Pool Balance.  The note evidencing the Group 10 Hotel Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $26,000,000 and has an interest rate of 5.7200% per annum.  The proceeds of the Group 10 Hotel Portfolio Loan were primarily used to refinance existing debt on the Group 10 Hotel Portfolio Properties, fund reserves and other costs in connection with the origination of the Group 10 Hotel Portfolio Loan and return equity to the principals of the borrowers.

The Group 10 Hotel Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months. The Group 10 Hotel Portfolio Loan requires payments of interest and principal based on a 20-year amortization schedule.  The Group 10 Hotel Portfolio Loan matures on September 6, 2023.  Voluntary prepayment of the Group 10 Hotel Portfolio Loan is prohibited prior to May 6, 2023.  Defeasance of the Group 10 Hotel Portfolio Loan with direct, non-callable obligations of the United States of America is permitted at any time after the first due date following the second anniversary of the securitization Closing Date.

■
The Mortgaged Property.  The Group 10 Hotel Portfolio Properties consist of three hotels with a total of 400 rooms.  The following table presents certain information relating to the Group 10 Hotel Portfolio Properties:

Property Name	City	State	Number of Rooms	Cut-off Date Allocated Loan Amount	% of Cut- off Date Allocated Loan Amount	Year Built / Renovated	Appraised Value	UW NCF	UW NCF per Room
Fairfield Inn & Suites	Romulus	MI	106	$11,000,000	42.3%	2007 / 2009	$15,100,000	$1,233,138	$11,633
Springhill Suites	Romulus	MI	118	9,100,000	35.0	2008 / NAP	15,200,000	965,961	$8,186
Four Points by Sheraton	Romulus	MI	176	5,900,000	22.7	1986 / 2009	9,200,000	691,709	$3,930
Total / Wtd. Avg.			400	$26,000,000	100.0%		$39,500,000	$2,890,808	$7,227

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

The following table presents certain information relating to the 2012 market mix with respect to the Group 10 Hotel Portfolio Properties, as provided in the appraisals for the Group 10 Hotel Portfolio Properties:

2012 Accommodated Room Night Demand(1)
Property	Meeting and Group	Leisure	Commercial	Extended Stay
Fairfield Inn & Suites	5%	40%	45%	10%
Springhill Suites	10%	40%	40%	10%
Four Points by Sheraton	25%	30%	40%	5%

(1)	Source: Appraisal

The following table presents certain information relating to the trailing twelve-month period through June 2013 penetration rates relating to the Group 10 Hotel Portfolio Properties, as provided in a June 2013 travel research report:

TTM Through 6/30/2013 Penetration Rates(1)

	Competitive Set			TTM 6/30/2013			Penetration Factor
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Fairfield Inn & Suites	63.3%	$82.74	$52.36	83.3%	$92.99	$77.43	131.6%	112.4%	147.9%
Springhill Suites	72.2%	$88.69	$63.99	72.9%	$93.83	$68.42	101.1%	105.8%	106.9%
Four Points by Sheraton	71.6%	$66.63	$47.71	74.3%	$62.88	$46.75	103.8%	94.4%	98.0%
Wtd. Avg.	69.6%	$77.41	$53.74	76.3%	$79.99	$61.27	110.4%	102.5%	113.8%

(1)	Source: June 2013 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Group 10 Hotel Portfolio Properties:

	2011(1)			2012(1)			TTM 5/31/2013(1)			Underwritten
Property	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR	Occ.	ADR	RevPAR
Fairfield Inn & Suites	79.7%	$82.73	$65.92	74.3%	$89.85	$66.78	79.8%	$91.30	$72.84	79.8%	$91.30	$72.84
Springhill Suites	73.6%	$83.84	$61.69	71.8%	$89.97	$64.57	72.5%	$92.10	$66.81	72.5%	$92.10	$66.81
Four Points by Sheraton	76.2%	$64.46	$49.12	71.4%	$63.95	$45.67	72.3%	$63.87	$46.21	72.3%	$63.87	$46.21
Wtd. Avg.	76.4%	$75.02	$57.28	72.3%	$78.49	$56.84	74.3%	$79.47	$59.34	74.3%	$79.47	$59.34

(1)	Source: As provided by the borrowers.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Group 10 Hotel Portfolio Properties.

Cash Flow Analysis(1)

	2010	2011	2012	TTM 5/31/2013	Underwritten	Underwritten $ per Room
Room Revenue	$7,615,619	$8,363,073	$8,298,991	$8,664,189	$8,664,189	$21,660
Food & Beverage Revenue	703,610	689,402	682,983	681,809	681,809	1,705
Other Revenue(2)	596,798	646,265	629,407	600,881	600,881	1,502
Total Revenue	$8,916,027	$9,698,740	$9,611,381	$9,946,878	$9,946,878	$24,867

Room Expense	$1,717,353	$1,854,059	$1,982,589	$2,004,999	$2,004,999	$5,012
Food & Beverage Expense	547,540	558,664	552,153	549,426	549,426	1,374
Other Expense	312,171	431,212	411,960	443,542	443,542	1,109
Total Departmental Expense	$2,577,064	$2,843,935	$2,946,702	$2,997,966	$2,997,966	$7,495
Total Undistributed Expense	2,777,118	2,937,617	2,877,709	2,990,046	3,115,761	7,789
Total Fixed Charges	462,932	457,783	507,630	525,322	544,468	1,361
Total Operating Expenses	$5,817,114	$6,239,335	$6,332,041	$6,513,334	$6,658,195	$16,645

Net Operating Income	$3,098,913	$3,459,405	$3,279,340	$3,433,544	$3,288,683	$8,222
FF&E	0	0	0	0	397,875	995
Net Cash Flow	$3,098,913	$3,459,405	$3,279,340	$3,433,544	$2,890,808	$7,227

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Other revenue consists of meeting room, parking, telephone, transportation and miscellaneous income.

■
Appraisal.  According to the appraisal, the Group 10 Hotel Portfolio Properties had an aggregate “as-is” appraised value of $39,500,000 as of an effective date of August 1, 2013 and are expected to have an aggregate “as stabilized” appraised value of $48,800,000 as of an effective date of August 1, 2016.

■
Environmental Matters.  According to Phase I environmental reports, each dated July 31, 2013, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos operations and maintenance (O&M) plan at the Four Points by Sheraton property.

■
Market Overview and Competition.  The Group 10 Hotel Portfolio Properties represent one full service hotel and two limited service hotels located in Romulus, in the Detroit Region of Michigan.  The Group 10 Hotel Portfolio Properties are situated just north of the Detroit Metropolitan Wayne County Airport.  The Group 10 Hotel Portfolio Properties are accessible by a network of highways serving the airport, including Interstates 94 and 275.

There are 11 hotels and 1,478 rooms, including the Group 10 Hotel Portfolio Properties, in the Romulus, MI hotel market. As of year-end 2012, the market was 60.8% occupied with an average rate of $60.31 and an average RevPAR of $36.68. The market is primarily driven by commercial and airline (44.9%) followed by leisure (38.1%), meeting and group (11.3%) and extended-stay (5.7%) demand generators.

There are no new hotels in the construction pipeline which would compete with the Group 10 Hotel Portfolio Properties.

■
The Borrowers.  The borrowers are Orchard Commons Investments, L.L.C., Romulus Property Holdings, LLC and Gateway Lodges, L.L.C., each a single-purpose, single-asset entity.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Group 10 Hotel Portfolio Loan.  The borrowers of the Group 10 Hotel Portfolio Loan are indirectly owned, in part, by Majid Koza, who is the non-recourse carve-out guarantor under the Group 10 Hotel Portfolio Loan, and other members of the Koza family.

■
Escrows.  At origination, the borrowers funded an escrow reserve in the amount of $63,615 in respect of certain tax expenses, $5,457 in respect of certain insurance expenses, $74,313 in respect of certain deferred maintenance expenses and $3,600,000 in respect of PIPs relating to the Fairfield Inn & Suites and Four Points by Sheraton Properties.  On each due date, the borrowers are required to fund: (i) a tax and insurance reserve in an

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

amount equal to one-twelfth of the amount the lender estimates will be necessary to pay tax and insurance premiums over the then succeeding 12-month period (unless a blanket or umbrella insurance policy is approved by lender and lender waives such insurance reserve requirements (other than with respect to the separate flood insurance policy)); and (ii) a reserve for FF&E and other capital improvements in an amount equal to the greater of (x) the amount required by the applicable franchisor pursuant to each franchise agreement and (y) an amount equal to one-twelfth of 4% of the annual gross revenue for the Group 10 Hotel Portfolio Properties, provided, however, that so long as no event of default or Group 10 Hotel Portfolio Sweep Event Period has occurred and is continuing, the borrowers shall only be required to make the aforementioned FF&E deposits to the extent that FF&E reserves on deposit are less than $1,150,000.

A “Group 10 Hotel Portfolio Sweep Event Period” means any period commencing upon any of (i) the occurrence of an event of default under the Group 10 Hotel Portfolio Loan, or (ii) the debt service coverage ratio of the Group 10 Hotel Portfolio Properties (based on the trailing twelve (12) calendar months and as determined by lender) is at any time less than the Applicable DSCR Trigger Level; and such Group 10 Hotel Portfolio Sweep Event Period shall terminate, (1) with respect to a Group 10 Hotel Portfolio Sweep Event Period commenced in connection with clause (i), the cure, if any, of such event of default under the Group 10 Hotel Portfolio Loan and lender’s acceptance of such cure, in lender’s sole discretion (provided no other Group 10 Hotel Portfolio Sweep Event Period is in existence), (2) with respect to a Group 10 Hotel Portfolio Sweep Event Period commenced in connection with clause (ii), the debt service coverage ratio (based on the trailing twelve (12) calendar months and as determined by lender) equals at least 1.25x for six (6) consecutive calendar months (provided no other Group 10 Hotel Portfolio Sweep Event Period is in existence).

“Applicable DSCR Trigger Level” shall mean, as applicable, (i) at any time during which the borrowers are not conducting any PIP work at any of the Group 10 Hotel Portfolio Properties, 1.10x or (ii) at any time during which the borrowers are conducting PIP work at any of the Group 10 Hotel Portfolio Properties, 1.05x.

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Lockbox and Cash Management.  The Group 10 Hotel Portfolio Loan is structured with a springing lockbox which will be established upon the commencement of a Group 10 Hotel Portfolio Sweep Event Period.  Following the occurrence of a Group 10 Hotel Portfolio Sweep Event Period, the borrowers are required to establish a lender-controlled lockbox account and to deposit or cause to be deposited all revenue generated by the Group 10 Hotel Portfolio Properties into such account. Following the occurrence of a Group 10 Hotel Portfolio Sweep Event Period, the funds on deposit in the lockbox account are required to be transferred on each business day to the lender-controlled cash management account. On each due date during a Group 10 Hotel Portfolio Sweep Event Period, the loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and all remaining amounts will be reserved in the excess cash flow reserve account. If no Group 10 Hotel Portfolio Sweep Event Period is continuing, all remaining amounts will be disbursed to the borrowers. During the continuance of an event of default under the Group 10 Hotel Portfolio Loan, the lender may apply all funds on deposit in the cash management account and the excess cash flow reserve account, if any, to amounts payable under the Group 10 Hotel Portfolio Loan in such order of priority as the lender may determine.

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Property Management.  The Group 10 Hotel Portfolio Properties are currently managed by Group 10 Management Company, an affiliate of the borrowers.  Under the loan documents, Group 10 Management Company cannot be replaced as manager by the borrowers, except with a management company meeting certain criteria specified in the loan documents.  The lender may replace Group 10 Management Company as manager if there is a material default by Group 10 Management Company under the management agreement, if Group 10 Management Company files a bankruptcy petition or a similar event occurs, or during an event of default under the Group 10 Hotel Portfolio Loan.

■
Release of Collateral. Provided no event of default is then continuing under the Group 10 Hotel Portfolio Loan, the borrowers have the right to obtain the release of one or more of the Group 10 Hotel Portfolio Properties, subject to the satisfaction of certain conditions, including among others: (A) delivery of defeasance collateral in an amount equal to the greatest of (i) (a) with respect to the Springhill Suites property and the Fairfield Inn & Suites

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

GROUP 10 HOTEL PORTFOLIO

property, 120% of the Allocated Loan Amount for each such individual property and (b) with respect to the Four Points by Sheraton property, 130% of the Allocated Loan Amount for such individual property, (ii) an amount which would result in the debt service coverage ratio for the remaining Group 10 Hotel Portfolio Property or Properties, after giving effect to the release, being not less than 1.40x, (iii) an amount which would result in the loan to value ratio for the remaining property or properties, after giving effect to the release, being not greater than 65%, and (iv) an amount which would result in the debt yield for the remaining property or properties, after giving effect to the release, being not less than 11%, (B) the delivery of a REMIC opinion from counsel, and (C) delivery of a Rating Agency Confirmation.

■
“Allocated Loan Amount” shall mean $11,000,000 in the case of the Fairfield Inn & Suites property, $9,100,000 in the case of the Springhill Suites property and $5,900,000 in the case of the Four Points by Sheraton property.

■
Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Group 10 Hotel Portfolio Properties, plus 12 months of business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses (on an actual loss sustained basis) from the Group 10 Hotel Portfolio Properties for such period or until the restoration of the Group 10 Hotel Portfolio Properties has been completed.  The terrorism insurance is required to contain a deductible that is acceptable to the lender.  See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

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Property Improvement Plan.  The Fairfield Inn & Suites property is scheduled to undergo a renovation under a PIP between November 2013 and April 2014 at an estimated cost of $1,000,000, and the Four Points by Sheraton property is scheduled to undergo a renovation under a PIP between February 2014 and July 2014 at an estimated cost of $2,000,000.  As described in “—Escrows” above, at origination, the borrowers reserved $3,600,000, which amount represents 120% of the estimated cost of such PIP work.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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COLUMBIA SQUARE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance		$24,500,000
Property Type	Office	Cut-off Date Principal Balance per SF		$171.35
Size (SF)	142,983	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 7/19/2013	93.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/19/2013	93.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	1990 / 2007-2008	Mortgage Rate		5.2600%
Appraised Value	$35,800,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		36
		Borrower Sponsor(1)	Emmes Asset Management Company LLC
Underwritten Revenues	$3,965,859
Underwritten Expenses	$1,562,916	Escrows
Underwritten Net Operating Income (NOI)	$2,402,943		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,197,720	Taxes	$165,704	$33,141
Cut-off Date LTV Ratio	68.4%	Insurance	$59,689	$4,591
Maturity Date LTV Ratio	66.6%	Replacement Reserves	$833,901	$2,383
DSCR Based on Underwritten NOI / NCF	1.48x / 1.35x	TI/LC	$850,559	$14,894
Debt Yield Based on Underwritten NOI / NCF	9.8% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,500,000	64.7%	Purchase Price	$35,000,000	92.4%
Principal’s New Cash Contribution	12,884,275	34.0	Reserves	1,909,853	5.0
Other Sources	483,606	1.3	Other Uses	880,544	2.3
			Closing Costs	77,485	0.2

Total Sources	$37,867,882	100.0%	Total Uses	$37,867,882	100.0%

(1)	Emmes Realty Service of California LLC is the guarantor of the non-recourse carveouts under the Columbia Square Loan.

The following table presents certain information relating to the single tenant at the Columbia Square Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Shaw Facilities, Inc.	NR / NR / NR	14,982	10.5%	$352,854	10.5%	$23.55	12/31/2015	1, 5-year option
Tetra Tech EC, Inc.	NR / NR / NR	12,219	8.5	320,177	9.5	26.20	4/30/2016	1, 5-year option
Tetra Tech EM, Inc.	NR / NR / NR	11,388	8.0	298,402	8.9	26.20	4/30/2016	1, 5-year option
U.S. Legal Support, Inc.	NR / NR / NR	11,638	8.1	279,312	8.3	24.00	3/31/2020	1, 5-year option
The University of Phoenix	NR / NR / NR	9,190	6.4	231,588	6.9	25.20	10/31/2015	1, 5-year option
Freeman White, Inc.	NR / NR / NR	6,949	4.9	184,116	5.5	26.50	11/1/2018	NA
Kennedy & Souza, A.P.C.	NR / NR / NR	7,717	5.4	154,835	4.6	20.06	1/31/2016	1, 5-year option
Provident Funding Associates	NR / NR / NR	5,252	3.7	126,048	3.7	24.00	10/31/2018	1, 3-year option
Callahan Thompson Sherman	NR / NR / NR	4,688	3.3	126,013	3.7	26.88	3/31/2015	NA
Wakeland Housing & Develop	NR / NR / NR	5,483	3.8	121,986	3.6	22.25	4/30/2018	1, 5-year option
Ten Largest Tenants		89,506	62.6%	$2,195,332	65.1%	$24.53
Remaining Tenants		43,598	30.5	1,175,184	34.9	26.96
Vacant		9,879	6.9	0	0.0	0.00
Total / Wtd. Avg. All Tenants		142,983	100.0%	$3,370,516	100.0%	$25.32

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

COLUMBIA SQUARE

The following table presents the lease rollover schedule at the Columbia Square Property, based on initial lease expiration dates:

Lease Expiration Schedule
Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	5,949	4.2	4.2%	163,574	4.9	27.50	3
2015	28,860	20.2	24.3%	710,456	21.1	24.62	3
2016	52,262	36.6	60.9%	1,352,015	40.1	25.87	10
2017	14,366	10.0	70.9%	347,745	10.3	24.21	4
2018	20,029	14.0	85.0%	517,414	15.4	25.83	4
2019	0	0.0	85.0%	0	0.0	0.00	0
2020	11,638	8.1	93.1%	279,312	8.3	24.00	1
2021	0	0.0	93.1%	0	0.0	0.00	0
2022	0	0.0	93.1%	0	0.0	0.00	0
2023	0	0.0	93.1%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	93.1%	0	0.0	0.00	0
Vacant	9,879	6.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	142,983	100.0%		$3,370,516	100.0%	$25.32	25

The following table presents certain information relating to historical leasing at the Columbia Square Property:

Historical Leased %(1)
	2010	2011	2012	As of 7/19/2013
Owned Space	87.4%	86.5%	86.3%	93.1%

(1)	As provided by the borrower which reflects average occupancy for the year.

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Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Columbia Square Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,484,253	$2,934,170	$2,983,963	$3,001,481	$3,244,027	$22.69
Contractual Rent Steps	0	0	0	0	126,489	0.88
Gross Up Vacancy	0	0	0	0	237,096	1.66
Total Rent	$3,484,253	$2,934,170	$2,983,963	$3,001,481	$3,607,612	$25.23
Total Reimbursables	125,176	49,261	55,620	69,283	68,216	0.48
Other Income	610,458	580,281	604,749	609,267	661,072	4.62
Less Vacancy & Credit Loss	(38,522)	0	0	0	(371,040)	(2.59)
Effective Gross Income	$4,181,365	$3,563,712	$3,644,332	$3,680,031	$3,965,859	$27.74

Total Operating Expenses	1,560,192	1,423,064	1,466,391	1,485,979	1,562,916	10.93
Net Operating Income	$2,621,173	$2,140,648	$2,177,941	$2,194,052	$2,402,943	$16.81
TI/LC	0	0	0	0	176,626	1.24
Capital Expenditures	0	0	0	0	28,597	0.20
Net Cash Flow	$2,621,173	$2,140,648	$2,177,941	$2,194,052	$2,197,720	$15.37

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on the 7/19/2013 rent roll with rent steps through 7/1/2014

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STORAGE PRO - KNOXVILLE PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller	CGMRC
Location (City/State)	Various, Tennessee	Cut-off Date Principal Balance	$19,200,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$46.31
Size (SF)	414,615	Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 4/30/2013	84.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/30/2013	84.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	5.2400%
Appraised Value	$26,560,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	12
Borrower Sponsor(1)	David M. Levenfeld and Ian Burnstein
Underwritten Revenues	$3,344,289
Underwritten Expenses	$1,385,024	Escrows
Underwritten Net Operating Income (NOI)	$1,959,265	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,901,219	Taxes	$349,383	$29,115
Cut-off Date LTV Ratio	72.3%	Insurance	$9,750	$3,250
Maturity Date LTV Ratio	61.5%	Replacement Reserves	$229,850	$0
DSCR Based on Underwritten NOI / NCF	1.54x / 1.50x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.2% / 9.9%	Other(2)	$220,150	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,200,000	71.2%	Purchase Price	$25,000,000	92.8%
Principal’s New Cash Contribution	4,807,830	17.8	Reserves	809,133	3.0
Subordinate Debt	2,500,000	9.3	Other Uses	758,070	2.8
Other Sources	443,176	1.6	Closing Costs	383,803	1.4

Total Sources	$26,951,006	100.0%	Total Uses	$26,951,006	100.0%

(1)	David M. Levenfeld and Ian Burnstein are the guarantors of the non-recourse carveouts under the Storage Pro - Knoxville Portfolio Loan.
(2)	Other reserve represents a deferred maintenance reserve of $220,150.

The following table presents certain information relating to the Storage Pro - Knoxville Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Year Built / Renovated	UW NCF
Central Avenue	Knoxville	TN	$3,734,668	63,640	90.7%	1975 / NAP	$357,717
Alcoa	Alcoa	TN	2,827,122	42,550	86.7%	1986 / NAP	202,869
Unicorn Drive	Knoxville	TN	2,610,334	96,068	80.2%	1978 / NAP	274,010
Chapman Highway	Knoxville	TN	2,385,355	55,794	81.5%	1983 / NAP	230,608
Walker Blvd	Knoxville	TN	2,324,126	45,936	85.2%	1987 / NAP	277,780
Linden Avenue	Knoxville	TN	2,010,353	42,990	85.0%	1977 / NAP	227,777
Kingston Pike	Knoxville	TN	1,739,390	38,100	80.5%	1985 / NAP	175,465
Middlebrook Pike	Knoxville	TN	1,568,652	29,537	85.9%	1984 / NAP	154,992
Total / Wtd. Avg.			$19,200,000	414,615	84.1%		$1,901,219

(1)	Occupancy as of April 30, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

STORAGE PRO - KNOXVILLE PORTFOLIO

The following table presents certain information relating to historical leasing at the Storage Pro - Knoxville Portfolio Properties:

Historical Leased %(1)

	2010	2011	2012
Central Avenue	77.3%	81.4%	82.1%
Alcoa	82.6%	87.1%	87.2%
Unicorn Drive	66.4%	69.1%	64.9%
Chapman Highway	75.3%	73.6%	69.1%
Walker Blvd	73.1%	75.2%	78.3%
Linden Avenue	76.1%	78.9%	82.1%
Kingston Pike	78.4%	83.8%	77.5%
Middlebrook Pike	82.5%	83.0%	79.4%

(1)	As provided by the borrower.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Storage Pro - Knoxville Portfolio Properties:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 4/30/2012	Underwritten	Underwritten $ per SF
Base Rent	$3,851,603	$3,909,244	$3,895,034	$3,863,214	$3,355,475	$8.09
Gross Up Vacancy	0	0	0	0	640,800	1.55
Total Rent Revenue	$3,851,603	$3,909,244	$3,895,034	$3,863,214	$3,996,275	$9.64
Other Rental Revenue	303,297	363,224	398,701	425,911	425,911	1.03
Less Vacancy & Credit Loss	(1,029,942)	(1,027,544)	(1,015,578)	(944,837)	(1,077,896)	(2.60)
Effective Gross Income	$3,124,958	$3,244,924	$3,278,158	$3,344,289	$3,344,289	$8.07

Total Operating Expenses	$463,263	$451,690	$457,629	$462,887	$1,385,024	$3.34

Net Operating Income	$2,661,695	$2,793,235	$2,820,529	$2,881,402	$1,959,265	$4.73
Capital Expenditures	0	0	0	0	58,047	0.14
Net Cash Flow	$2,661,695	$2,793,235	$2,820,529	$2,881,402	$1,901,219	$4.59

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CARMEL EXECUTIVE PARK

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Charlotte, North Carolina	Cut-off Date Principal Balance		$18,000,000
Property Type	Office	Cut-off Date Principal Balance per SF		$80.41
Size (SF)	223,850	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 8/1/2013	94.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 8/1/2013	94.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	1982-1989 / NAP	Mortgage Rate		4.4140%
Appraised Value	$25,800,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	36
		Borrower Sponsor(1)	AKREA Master Holdco, LLC,
		Adler Kawa Real Estate Fund II, LLC
Underwritten Revenues	$3,744,786
Underwritten Expenses	$1,555,924	Escrows
Underwritten Net Operating Income (NOI)	$2,188,861		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,904,791	Taxes	$209,067	$26,133
Cut-off Date LTV Ratio	69.8%	Insurance	$3,221	$3,221
Maturity Date LTV Ratio	67.5%	Replacement Reserves	$0	$6,950
DSCR Based on Underwritten NOI / NCF	2.02x / 1.76x	TI/LC(2)	$0	$22,500
Debt Yield Based on Underwritten NOI / NCF	12.2% / 10.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$18,000,000	69.3%	Purchase Price	$25,450,000	98.0%
Principal’s New Cash Contribution	7,957,591	30.7	Closing Costs	295,303	1.1
			Reserves	212,288	0.8

Total Sources	$25,957,591	100.0%	Total Uses	$25,957,591	100.0%

(1)	AKREA Master Holdco, LLC and Adler Kawa Real Estate Fund II, LLC are the guarantors of the non-recourse carveouts under the Loan.
(2)	TI/LC reserve is capped at $810,000

The following table presents certain information relating to the tenants at the Carmel Executive Park Property:

Ten Largest Tenants Based on Underwritten Base Rent
Tenant Name	Credit Rating (Fitch/MIS/S&P) (1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Crump Life Insurance Services	NR / NR / NR	16,495	7.4%	$296,910	7.8%	$18.00	6/30/2016	1, 3-year option
Bank of North Carolina	NR / NR / NR	12,979	5.8	236,867	6.2	18.25	10/31/2016	NA
Hanson Brick East, LLC(2)	NR / NR / NR	13,219	5.9	230,407	6.0	17.43	2/28/2019	2, 5-year options
Remax Metro Realty	NR / NR / NR	8,114	3.6	150,109	3.9	18.50	6/30/2019	NA
Liberty Mutual Insurance Co.	BBB- / Baa2 / BBB-	6,518	2.9	114,065	3.0	17.50	10/31/2015	1, 5-year option
JP Morgan Chase Bank, NA(3)	A+ / A2 / A	5,885	2.6	105,930	2.8	18.00	7/31/2017	2, 3-year options
Trinity Consulting, Inc.	NR / NR / NR	5,394	2.4	99,196	2.6	18.39	4/30/2015	1, 3-year option
White Knight Engine	NR / NR / NR	4,777	2.1	85,986	2.2	18.00	1/31/2014	NA
PNC Bank, NA	A+ / A2 / A	3,075	1.4	75,953	2.0	24.70	5/31/2015	NA
Atlas Management	NR / NR / NR	3,523	1.6	65,316	1.7	18.54	7/31/2017	1, 3-year option
Ten Largest Tenants		79,979	35.7%	$1,460,739	38.1%	$18.26
Remaining Tenants		132,040	59.0	2,370,012	61.9	17.95
Vacant		11,831	5.3	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		223,850	100.0%	$3,830,751	100.0%	$18.07

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Hanson Brick East, LLC has the one time right to terminate the lease beginning in February 2017 with at least 180 days written notice prior to the expiration date and a termination fee.
(3)	JP Morgan Chase Bank, NA has the one-time right to terminate the lease on 1/31/2016 upon 180 days written notice and a termination fee.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

CARMEL EXECUTIVE PARK

The following table presents the lease rollover schedule at the Carmel Executive Park Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	12,889	5.8	5.8%	236,756	6.2	18.37	8
2014	52,939	23.6	29.4%	929,111	24.3	17.55	33
2015	52,723	23.6	53.0%	980,625	25.6	18.60	29
2016	49,832	22.3	75.2%	898,118	23.4	18.02	14
2017	15,954	7.1	82.3%	290,038	7.6	18.18	5
2018	6,349	2.8	85.2%	115,586	3.0	18.21	3
2019	21,333	9.5	94.7%	380,516	9.9	17.84	2
2020	0	0.0	94.7%	0	0.0	0.00	0
2021	0	0.0	94.7%	0	0.0	0.00	0
2022	0	0.0	94.7%	0	0.0	0.00	0
2023	0	0.0	94.7%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	94.7%	0	0.0	0.00	0
Vacant	11,831	5.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	223,850	100.0%		$3,830,751	100.0%	$18.07	94

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Carmel Executive Park Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	90.0%	86.0%	94.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Carmel Executive Park Property:

Cash Flow Analysis(1)
	2010	2011	2012	YTD 5/31/2013(2)	Underwritten(3)	Underwritten $ per SF
Base Rent	$3,268,801	$3,076,639	$3,446,911	$3,718,530	$3,830,751	$17.11
Overage Rent	0	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	200,808	0.90
Total Rent	$3,268,801	$3,076,639	$3,446,911	$3,718,530	$4,031,559	$18.01
Total Reimbursables	23,799	61,694	35,489	21,909	31,055 (4)	0.14
Less Vacancy & Credit Loss	0	0	0	0	(317,828)	(1.42)
Effective Gross Income	$3,292,600	$3,138,333	$3,482,400	$3,740,439	$3,744,786	$16.73

Total Operating Expenses	$1,527,173	$1,533,121	$1,575,287	$1,559,866	$1,555,924	$6.95
Net Operating Income	$1,765,427	$1,605,212	$1,907,113	$2,180,573	$2,188,861	$9.78
TI/LC	0	0	0	0	201,246	0.90
Capital Expenditures	66,780	72,251	48,739	0	82,825	0.37
Net Cash Flow	$1,698,647	$1,532,961	$1,858,374	$2,180,573	$1,904,791	$8.51

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	5/31/2013 year to date cash flow annualized.
(3)	Underwritten cash flow based on contractual rents as of 8/1/2013 and rent steps through 9/30/2014.
(4)	Based on reconciled 2012 actual.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MISSION RETAIL PORTFOLIO

Mortgaged Property Information(1)		Mortgage Loan Information(2)
Number of Mortgaged Properties	6	Loan Seller		RAIT Funding, LLC
Location (City/State)	Various	Cut-off Date Principal Balance		$17,650,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$69.18
Size (SF)	255,129	Percentage of Initial Pool Balance		1.6%
Total Occupancy as of 7/1/2013(3)	100.0%	Number of Related Mortgage Loans		6
Owned Occupancy as of 7/1/2013(3)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005, 2007, 2008, 2009 / NAP	Mortgage Rate		5.4000%
Appraised Value	$27,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		300
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(4)		NAP
Underwritten Revenues	$1,783,976
Underwritten Expenses	$122,462	Escrows(5)
Underwritten Net Operating Income (NOI)	$1,661,514		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,652,622	Taxes(6)	$12,339	$4,113
Cut-off Date LTV Ratio	64.7%	Insurance(6)	$1,061	$1,061
Maturity Date LTV Ratio	49.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.29x / 1.28x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.4% / 9.4%	Other(7)	$131,716	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,650,000	93.6%	Loan Payoff	$13,959,323	74.0%
Principal’s New Cash Contribution(8)	1,211,714	6.4	Principal Equity Distribution(8)	2,998,391	15.9
			Closing Costs	1,758,884	9.3
			Reserves	145,116	0.8

Total Sources	$18,861,714	100.0%	Total Uses	$18,861,714	100.0%

(1)
The Mission Retail Portfolio crossed loan group includes six separate Mortgaged Loans, identified on Annex A to the Free Writing Prospectus as PNC Bank, CVS Pharmacy, Bank of America, Wells Fargo, BP North America and Wendy’s.  Each of the Mortgage Loans secures a separate Mortgaged Property, which Mortgage Loans are cross-collateralized and cross-defaulted.  See Footnote (2) below.  Each of the Mortgaged Properties is leased to a single tenant.   With respect to each Mortgaged Property other than the CVS Pharmacy Property, such lease constitutes a ground lease and the tenant owns the improvements.

(2)
The Mission Retail Portfolio crossed loan group consists of six separate Mortgage Loans, each secured by a single Mortgaged Property, which Mortgage Loans are cross-collateralized and cross-defaulted.  Up to two Mortgage Loans and related Mortgaged Properties may be released from cross-collateralization and cross-default upon an assumption of such Mortgage Loan(s) in connection with a sale of such Mortgaged Property, and in addition, up to two Mortgage Loans and related Mortgaged Properties may be released upon a defeasance of the related Mortgage Loan. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—Partial Releases” in the Free Writing Prospectus.

(3)	The occupancy date for the CVS Pharmacy Property and BP North America Property is 9/1/2013. The occupancy date for the other four properties is 7/1/2013.
(4)
Single purpose entities indirectly owned by CMSA Dynasty Trust, of which Dimitrios Pouziaris is the beneficiary, are the indirect owners of each borrower. The Mortgage Loans permit a change in beneficiary of such trust without restriction. There is no non-recourse carveout guarantor for the Mission Retail Portfolio Loans, and only the related borrower (and not a separate indemnitor) has provided an environmental indemnity.  There is a separate single purpose entity borrower for each separate Mortgage Loan and Mortgaged Property included in the Mission Retail Portfolio.

(5)
Pursuant to the terms of the Mortgage Loan documents, the borrowers were required to establish a hard lockbox by August 31, 2013, but the borrowers have not established a hard lockbox as of the date of this Structural and Collateral Term Sheet, and we cannot assure you that they will do so. The failure of borrowers to comply with the foregoing obligations shall, at lender’s option, constitute an automatic event of default of the Mission Retail Portfolio Mortgage Loans.

(6)
Tax escrows are collected for the CVS Pharmacy Property only. Insurance escrow amount represents the aggregate amount collected upfront and monthly for the Mission Retail Portfolio Properties for general liability umbrella and business interruption insurance for the borrowers. The tenants are responsible for all expenses at their respective properties.

(7)
Other reserve is a reimbursement of common area maintenance (CAM) expenses by the owner of the BP North America Property to the adjacent shopping center owner for historical CAM charges that have not been billed and two future years of estimated CAM.

(8)
The Mission Retail Portfolio crossed loan group includes six separate Mortgaged Properties. The BP North America Property and Wendy’s Property required a new cash contribution from the principal of each respective loan. The remaining four loans had a principal equity distribution.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MISSION RETAIL PORTFOLIO

The following table presents certain information relating to the tenants at the Mission Retail Portfolio Properties:

Largest Owned Tenants Based On Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA(3)	% of GLA	UW Base Rent(4)	% of Total UW Base Rent	UW Base Rent $ per SF(4)	Lease Expiration	Renewal / Extension Options
PNC Bank, N.A.	A+ / A3 / A-	39,931	15.7%	$597,607	35.2%	$14.97	11/30/2023	3, 5-year options
Virginia CVS Pharmacy, L.L.C.	BBB+ / Baa2 / BBB+	13,013	5.1	430,184	25.3	33.06	1/31/2033	3, 5-year options
Bank of America, N.A.	A / Baa2 / A-	36,895	14.5	288,979	17.0	7.83	6/30/2033	4, 5-year options
BP Products North America Inc.(5)	NR / NR / A	65,000	25.5	198,375	11.7	3.05	8/1/2018	3, 5-year options
Wells Fargo	AA- / A2 / A+	59,329	23.3	114,625	6.7	1.93	1/30/2029	4, 5-year options
Wendy’s International, Inc.	NR / NR / B+	40,961	16.1	68,775	4.0	1.68	12/31/2023	4, 5-year options
All Owned Tenants		255,129	100.0%	$1,698,545	100.0%	$6.66
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		255,129	100.0%	$1,698,545	100.0%	$6.66

(1)	All tenants, other than Virginia CVS Pharmacy, L.L.C, ground lease the land and own the related improvements.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)
Represents total land square feet and does not include improvements for each property with the exception of the CVS Pharmacy Property, which represents the gross leasable area of the improvements at the property.

(4)
Underwritten base rent is based on the 7/1/2013 and 9/1/2013 rent rolls, as applicable, and the average rent steps over the next 10 years of the lease terms of the tenants at the Mission Retail Portfolio Properties, with the exception of Virginia CVS Pharmacy, L.L.C. and BP Products North America Inc., which do not have any more rent increases.

(5)
The original tenant, BP Products North America Inc. (“BP Products”) assigned its ground lease to Miller Oil Co., Inc., which then assigned such ground lease to D&A, LLC, the current tenant. While the ground lease provides that BP Products remains liable on such ground lease notwithstanding an assignment, BP Products did not respond to requests for an estoppel to such effect.

The following table presents certain information relating to the lease rollover schedule at the Mission Retail Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	65,000	25.5	25.5%	198,375	11.7	3.05	1
2019	0	0.0	25.5%	0	0.0	0.00	0
2020	0	0.0	25.5%	0	0.0	0.00	0
2021	0	0.0	25.5%	0	0.0	0.00	0
2022	0	0.0	25.5%	0	0.0	0.00	0
2023	80,892	31.7	57.2%	666,382	39.2	8.24	2
2024 & Thereafter	109,237	42.8	100.0%	833,788	49.1	7.63	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	255,129	100.0%		$1,698,545	100.0%	$6.66	6

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MISSION RETAIL PORTFOLIO

The following table presents certain information relating to historical leasing at the Mission Retail Portfolio Properties.

Historical Leased %(1) (2)
	2010	2011	2012	As of 7/1/2013
Owned Space(2)	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year.
(2)	All tenants, other than Virginia CVS Pharmacy, L.L.C, ground lease the land and own the related improvements.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mission Retail Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,543,146	$1,543,146	$1,543,146	$1,698,545	$6.66
Gross Up Vacancy	0	0	0	0	0.00
Total Reimbursables(3)	22,667	75,125	8,766	97,529	0.38
Other Income	9,860	751	0	0	0.00
Vacancy & Credit Loss(4)	0	0	0	(12,098)	(0.05)
Effective Gross Income	$1,575,673	$1,619,022	$1,551,912	$1,783,976	$6.99

Total Operating Expenses(5)	$253,260	$223,019	$169,408	$122,462	$0.48
Net Operating Income	$1,322,413	$1,396,003	1,382,504	$1,661,514	$6.51
TI/LC	0	0	0	7,471	0.03
Capital Expenditures(6)	0	0	0	1,421	0.01
Net Cash Flow	$1,322,413	$1,396,003	$1,382,504	$1,652,622	$6.48

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent is based on the 7/1/2013 rent roll and the average rent over the next 10 years of the lease terms of the tenants at the Mission Retail Portfolio Properties, with the exception of CVS Pharmacy and BP Products North America Inc., which do not have any more rent increases.

(3)
Except for Virginia CVS Pharmacy, L.L.C., all leases are triple net and tenants are billed directly for taxes, insurance and operating expenses.  The Virginia CVS Pharmacy, L.L.C. lease is double net, with the landlord responsible only for maintenance and repairs to the exterior of the building and roof.  The property required $13,930 in roof repairs in 2010 (hail storm damage) and $3,500 in exterior repairs in 2012, neither of which were reimbursed.    According to the Property Condition Report, the inflated cost of exterior and roof repairs over the next 10 years is $9,895, or less than $1,000 per year.  RAIT Funding, LLC (“RAIT”) has assumed that $1,000 per annum in exterior repairs is required and is unreimbursed.

(4)
A 5.0% vacancy & credit loss is underwritten on the BP North America Loan given that the ground lease expires during the term of the loan (8/1/2018). No vacancy & credit loss was assumed in underwriting the other Mission Retail Portfolio Loans.

(5)
Decrease in expenses is due to a decrease in management fees. Historical management fees were not arm’s length and were not market oriented. The contractual management fees going forward are 1.50% of effective gross income. The management fee is not reimbursed.

(6)
Underwritten capital expenditures are based on $0.06 per SF per year on the CVS Pharmacy Loan, which is consistent with the engineer’s estimate of annual allocation of ongoing replacement reserves, and underwritten capital expenditures are based on $0.15 per SF per year on the BP North America Loan. Although BP Products is responsible for all maintenance and repairs at their property, RAIT has underwritten a replacement reserve given that BP Products lease term expires within the loan term.  No capital expenditures were underwritten with respect to the other Mortgaged Properties included in the Mission Retail Portfolio crossed loan group as the tenants are responsible for all capital expenditures.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

(THIS PAGE INTENTIONALLY LEFT BLANK)

WALPOLE SHOPPING MALL

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Walpole, Massachusetts	Cut-off Date Principal Balance(1)	$17,500,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$162.07
Size (SF)	397,973	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 7/31/2013	91.6%	Number of Related Mortgage Loans	NAP
Owned Occupancy as of 7/31/2013	91.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1974 / 2009-2011	Mortgage Rate	5.3000%
Appraised Value	$86,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	42
Borrower Sponsor(4)	Rubin Pachulski Properties 36, LLC
Underwritten Revenues	$8,025,274
Underwritten Expenses	$2,082,722	Escrows
Underwritten Net Operating Income (NOI)	$5,942,553	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,736,626	Taxes	$154,934	$77,467
Cut-off Date LTV Ratio(2)	75.0%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	63.7%	Replacement Reserves(5)	$45,000	$4,975
DSCR Based on Underwritten NOI / NCF(2)	1.38x / 1.33x	TI/LC(6)	$0	$6,250
Debt Yield Based on Underwritten NOI / NCF(2)	9.2% / 8.9%	Other(7)	$953,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$64,500,000	86.5%	Loan Payoff	$72,864,408	97.7%
Mezzanine Loan Amount(8)	10,000,000	13.4	Reserves	1,153,434	1.5
Principal’s New Cash Contribution	83,527	0.1	Closing Costs	442,185	0.6
Other Uses	123,500	0.2
Total Sources	$74,583,527	100.0%	Total Uses	$74,583,527	100.0%

(1)
The Cut-off Date Principal Balance of $17,500,000 represents the note A-1 of a $64,500,000 whole loan evidenced by two pari passu notes. The companion loan is the note A-2 with a principal balance of $47,000,000 as of the Cut-off Date and is held outside the issuing entity.

(2)	Calculated based on the entire Walpole Shopping Mall Whole Loan.
(3)	The Maturity Date LTV Ratio is calculated using the “as stabilized” appraised value of $91,200,000. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 67.5%.
(4)	Rubin Pachulski Properties 36, LLC is the guarantor of the non-recourse carveouts under the Walpole Shopping Mall Loan.
(5)	Replacement Reserves escrow will be capped at $179,088, provided the Walpole Shopping Mall Mezzanine Loan has been paid in full.
(6)
TI/LC monthly escrow deposits shall be increased to $12,186 in October 2015. TI/LC escrow is capped at $500,000; however upon the DSCR falling below 1.15x, the TI/LC escrow cap will be increased to $750,000.

(7)	Other escrow consists of $900,000 escrowed for rent and TI/LC costs relating to Joann Fabric, and $53,500 for common area maintenance charges relating to LA Fitness.
(8)
A mezzanine loan in the amount of $10,000,000 was made to Walpole Intermediate LLC, the owner of the limited liability company interests in the borrower. The mezzanine loan is secured by a pledge of 100% of the ownership interests in the borrower, is interest only, is coterminous with the Walpole Shopping Mall Whole Loan, and has an interest rate of 10.0000% per annum.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

WALPOLE SHOPPING MALL

The following table presents certain information relating to the major tenants at the Walpole Shopping Mall Property (some of which tenants may have co-tenancy provisions which are not addressed in this table):

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
LA Fitness	NR/NR/NR	45,000	11.3%	$990,000	15.5%	$22.00	10/31/2028	NA	NA	3, 5-year options
Kohl’s	BBB+/Baa1/BBB+	102,445	25.7	983,763	15.4	9.60	6/30/2029	NA	NA	8, 5-year options
Barnes & Noble	NR/NR/NR	27,831	7.0	422,499	6.6	15.18	1/31/2019	$239	7.9%	2, 5-year options
Joann Fabric(3)	NR/Caa1/CCC+	24,760	6.2	327,608	5.1	13.23	3/31/2024	NA	NA	2, 5-year options
Office Max(4)	NR/B2/NR	28,427	7.1	327,478	5.1	11.52	1/31/2015	NA	NA	2, 5-year options
iparty	NR/NR/NR	11,110	2.8	305,525	4.8	27.50	12/31/2018	$136	23.9%	2, 5-year options
Pet Smart	NR/NR/BB+	20,000	5.0	305,000	4.8	15.25	9/30/2022	NA	NA	5, 5-year options
Old Navy	BBB-/Baa3/BBB-	15,000	3.8	268,950	4.2	17.93	3/31/2015	$266	8.8%	NA
Famous Footwear	NR/B2/B	6,552	1.6	176,904	2.8	27.00	5/31/2019	$136	23.1%	2, 5-year options
Chili’s	BBB-/Ba1/BBB-	5,851	1.5	175,000	2.7	29.91	10/20/2019	NA	NA	4, 5-year options
Ten Largest Owned Tenants		286,976	72.1%	$4,282,727	67.2%	$14.92
Remaining Owned Tenants		77,655	19.5	2,092,483	32.8	26.95
Vacant Spaces (Owned Space)		33,342	8.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		397,973	100.0%	$6,375,210	100.0%	$17.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are based on TTM as of December 31, 2012 or later.
(3)
Joann Fabric has the right to terminate its lease at any time if tenant is not conducting business in at least 85% of tenant’s stores located within a 100 mile radius of the Walpole Shopping Mall Property.

(4)
Office Max has the right to terminate its lease upon six months prior notice to the borrower.  Office Max also has the right to relinquish the “CopyMax” premises (approximately 1.2% of the net rentable area) upon 60 days prior written notice.  In the event the “CopyMax” premises are relinquished, the borrower is obligated to pay $100,000 to such tenant.

The following table presents certain information relating to the lease rollover schedule at the Walpole Shopping Mall Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	7,649	1.9%	1.9%	$51,615	0.8%	$6.75	2
2013	2,251	0.6	2.5%	18,000	0.3	8.00	1
2014	1,601	0.4	2.9%	65,420	1.0	40.86	2
2015	51,148	12.9	15.7%	807,988	12.7	15.80	5
2016	10,547	2.7	18.4%	253,380	4.0	24.02	4
2017	13,136	3.3	21.7%	206,176	3.2	15.70	3
2018	13,781	3.5	25.2%	379,765	6.0	27.56	2
2019	48,934	12.3	37.5%	1,114,963	17.5	22.79	6
2020	3,629	0.9	38.4%	106,826	1.7	29.44	2
2021	7,138	1.8	40.2%	160,000	2.5	22.42	1
2022	31,149	7.8	48.0%	851,186	13.4	27.33	5
2023	1,463	0.4	48.4%	58,520	0.9	40.00	1
2024 & Thereafter	172,205	43.3	91.6%	2,301,371	36.1	13.36	3
Vacant	33,342	8.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	397,973	100.0%		$6,375,210	100.0%	$17.48	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Walpole Shopping Mall Property:

Historical Leased %(1)

	2010	2011	2012	As of 7/31/2013
Owned Space	84.2%	87.3%	82.7%	91.6%

(1)	As provided by the borrower which reflects average occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

WALPOLE SHOPPING MALL

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Walpole Shopping Mall Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$4,983,162	$5,210,336	$5,351,653	$5,738,425	$6,246,502	$15.70
Contractual Rent Steps	0	0	0	0	128,708	0.32
Overage Rent	74,664	88,827	110,903	69,034	28,626	0.07
Gross Up Vacancy	0	0	0	0	497,020	1.25
Total Rent	$5,057,827	$5,299,163	$5,462,556	$5,807,459	$6,900,856	$17.34
Total Reimbursables	1,808,149	1,504,698	1,429,977	1,472,011	1,590,627	4.00
Other Income(3)	48,229	29,164	26,995	30,811	30,811	0.08
Less Vacancy & Credit Loss	0	(26,346)	(16,858)	(16,858)	(497,020)	(1.25)
Effective Gross Income	$6,914,204	$6,806,679	$6,902,670	$7,293,423	$8,025,274	$20.17

Total Operating Expenses	$2,260,163	$2,354,968	$2,206,198	$2,254,190	$2,082,722	$5.23

Net Operating Income	$4,654,041	$4,451,710	$4,696,472	$5,039,234	$5,942,553	$14.93
TI/LC	0	0	0	0	146,231	0.37
Capital Expenditures	0	0	0	0	59,696	0.15
Net Cash Flow	$4,654,041	$4,451,710	$4,696,472	$5,039,234	$5,736,626	$14.41

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 7/31/2013 and rent steps through 7/31/2014.
(3)	Other income includes signage income, roof rent and other miscellaneous items.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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ST. AUGUSTINE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	San Marcos, California	Cut-off Date Principal Balance	$17,500,000
Property Type	Office	Cut-off Date Principal Balance per SF	$222.52
Size (SF)	78,643	Percentage of Initial Pool Balance	1.6%
Total Occupancy as of 9/6/2013	100.0%	Number of Related Mortgage Loans	NAP
Owned Occupancy as of 9/6/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2008-2010 / NAP	Mortgage Rate	5.4600%
Appraised Value	$29,835,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	300
Original Interest Only Period (Months)	0
Borrower Sponsor(1)	Store Capital Corporation
Underwritten Revenues	$2,979,381
Underwritten Expenses	$791,970	Escrows
Underwritten Net Operating Income (NOI)	$2,187,410	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,037,079	Taxes	$0	$0(2)
Cut-off Date LTV Ratio	58.7%	Insurance	$0	$0(2)
Maturity Date LTV Ratio	44.6%	Replacement Reserves	$0	$0(2)
DSCR Based on Underwritten NOI / NCF	1.70x / 1.59x	TI/LC	$0	$8,333
Debt Yield Based on Underwritten NOI / NCF	12.5% / 11.6%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,500,000	58.2%	Purchase Price	$29,835,000	99.3%
Principal’s New Cash Contribution	12,545,433	41.8	Closing Costs	210,433	0.7

Total Sources	$30,045,433	100.0%	Total Uses	$30,045,433	100.0%

(1)	Store Capital Corporation is the guarantor of the non-recourse carveouts under the St. Augustine Loan.
(2)
Reserves for taxes, insurance and capital expenditures are waived so long as, among other things, (i) there is no event of default, (ii) the tenant is required under its lease to directly pay all taxes, insurance premiums and capital expenditures, (iii) the St. Augustine lease or replacement lease is in full force and effect, (iv) the St. Augustine lease has not been surrendered, cancelled or terminated prior to its expiration date, (v) the St. Augustine tenant (a)  is not  in default in the payment of rent beyond applicable notice and cure periods or (b) is not in any other default beyond applicable notice and cure periods, that, in lender’s reasonable judgment, could result in a material adverse effect, or (vi) there is no  default under any replacement lease which continues beyond applicable notice and cure periods.

The following table presents certain information relating to the single tenant at the St. Augustine Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
University of St. Augustine	NR / NR / NR	78,643	100.0%	$2,535,868	100.0%	$32.25	3/31/2028	1, 5-year option

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

ST. AUGUSTINE

The following table presents certain information relating to the lease rollover schedule at the St. Augustine Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	$0.00	0
2014	0	0.0	0.0%	0	0.0	$0.00	0
2015	0	0.0	0.0%	0	0.0	$0.00	0
2016	0	0.0	0.0%	0	0.0	$0.00	0
2017	0	0.0	0.0%	0	0.0	$0.00	0
2018	0	0.0	0.0%	0	0.0	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024 & Thereafter	78,643	100.0	100.0%	2,535,868	100.0	$32.25	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	78,643	100.0%		$2,535,868	100.0%	$32.25	1

(1)	Calculated based on approximate square footage occupied by University of St. Augustine.

The following table presents certain information relating to historical leasing at the St. Augustine Property:

Historical Leased %(1)

	2010	2011	2012	As of 9/6/2013
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower, which reflects average occupancy for the indicated year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the St. Augustine Property:

Cash Flow Analysis(1)

	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,254,550	$2,322,187	$2,391,852	$2,463,608	$31.33
Contractual Rent Steps	0	0	0	72,261	0.92
Overage Rent	0	0	0	0	0.00
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$2,254,550	$2,322,187	$2,391,852	$2,535,868	$32.25
Total Reimbursables	0	0	0	702,589	8.93
Parking Income	0	0	0	0	0.00
Other Income	0	0	0	0	0.00
Less Vacancy & Credit Loss(3)	0	0	0	(259,077)	(3.29)
Effective Gross Income	$2,254,550	$2,322,187	$2,391,852	$2,979,381	$37.88

Total Operating Expenses	$0	$0	$0	$791,970	$10.07

Net Operating Income	$2,254,550	$2,322,187	$2,391,852	$2,187,410	$27.81
TI/LC	0	0	0	100,000	1.27
Capital Expenditures	0	0	0	50,332	0.64
Net Cash Flow	$2,254,550	$2,322,187	$2,391,852	$2,037,079	$25.90

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of 6/11/2013 and rent steps through 7/1/2014.
(3)	Less Vacancy & Credit Loss includes an 8.0% underwriting adjustment.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

FAIRVIEW CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Goleta, California	Cut-off Date Principal Balance	$17,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$76.37
Size (SF)	222,610	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 8/28/2013	98.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 8/28/2013	98.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	1963 / 1980, 2003	Mortgage Rate	4.6790%
Appraised Value	$50,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Weissman Investments, LLC, Paul Lewis
			Silverman Trust dated September 30, 1997,
			The Gottlieb Marital Trust and Dunitz
			Investments, L.P.
Underwritten Revenues	$4,337,325
Underwritten Expenses	$989,267	Escrows
Underwritten Net Operating Income (NOI)	$3,348,058		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,171,959	Taxes	$132,441	$22,074
Cut-off Date LTV Ratio	34.0%	Insurance	$31,921	$7,980
Maturity Date LTV Ratio	27.7%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.17x / 3.01x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	19.7% / 18.7%	Other(2)	$500,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$17,000,000	100.0%	Loan Payoff	$14,773,001	86.9%
			Principal Equity Distribution	1,269,500	7.5
			Reserves	664,362	3.9
			Closing Costs	293,138	1.7

Total Sources	$17,000,000	100.0%	Total Uses	$17,000,000	100.0%

(1)
Weissman Investments, LLC, Paul Lewis Silverman Trust dated September 30, 1997, The Gottlieb Marital Trust and Dunitz Investments, L.P. are the non-recourse carveout guarantors under the Fairview Center Loan.

(2)	The borrower deposited $500,000 for an environmental reserve.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Fairview Center Property:

Ten Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Vons	NR / NR / NR	46,713	21.0%	$485,000	12.6%	$10.38	6/30/2024	$639	2.2%	8, 5-year options
Bed Bath & Beyond	NR / NR / BBB+	23,922	10.7	430,596	11.2	18.00	1/31/2016	$391	4.6%	5, 5-year options
Orchard Supply Hardware(3)	NR / Caa3 / NR	45,206	20.3	400,218	10.4	8.85	9/14/2015	$234(4)	5.2%	2, 5-year options
Michael’s	NR / B3 / B	24,616	11.1	399,250	10.4	16.22	2/28/2019	NA	NA	1, 5-year option
SBBT – Union Bank(5)	NR / NR / NR	8,342	3.7	312,000	8.1	37.40	6/30/2022	NA	NA	2, 5-year options
Rite Aid	CCC+ / Caa2 / B-	18,000	8.1	276,398	7.2	15.36	5/31/2022	$476	4.0%	1, 5-year option
Metro Theater	NR / NR / NR	10,378	4.7	271,194	7.1	26.13	6/30/2015	NA	NA	3, 5-year options
Wells-Fargo	AA- / A2 / A+	6,000	2.7	223,920	5.8	37.32	10/31/2015	NA	NA	3, 5-year options
Vons Fuel Center	NR / NR / NR	1,237	0.6	117,856	3.1	95.28	12/31/2017	NA	NA	1, 5-year option
Fairview Auto Care, Inc.	NR / NR / NR	5,000	2.2	94,556	2.5	18.91	6/30/2021	NA	NA	3, 5-year options
Ten Largest Owned Tenants		189,414	85.1%	$3,010,988	78.4%	$15.90
Remaining Owned Tenants		30,041	13.5	829,401	21.6	27.61
Vacant Spaces (Owned Space)		3,155	1.4	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		222,610	100.0%	$3,840,389	100.0%	$17.50

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant sales are as of 12/31/2012.
(3)
This Orchard Supply Hardware store was acquired by Lowe’s Companies, Inc. out of the bankruptcy estate of the parent company of Orchard Supply Hardware on August 30, 2013. See “Description of the Mortgage Pool – Tenant Issues – Tenant Concentrations” in the Free Writing Prospectus.

(4)	Orchard Supply Hardware sales are TTM sales ending January 2013.
(5)	SBBT – Union Bank has a one-time termination option after 6/30/2017 with 180 days notice.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

FAIRVIEW CENTER

The following table presents certain information relating to the lease rollover schedule at the Fairview Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	6,702	3.0	3.0%	196,935	5.1	29.38	5
2014	8,891	4.0	7.0%	260,259	6.8	29.27	6
2015	66,963	30.1	37.1%	1,042,946	27.2	15.57	6
2016	27,334	12.3	49.4%	499,498	13.0	18.27	3
2017	4,494	2.0	51.4%	215,946	5.6	48.05	3
2018	2,400	1.1	52.5%	57,600	1.5	24.00	1
2019	24,616	11.1	63.5%	399,250	10.4	16.22	1
2020	0	0.0	63.5%	0	0.0	0.00	0
2021	5,000	2.2	65.8%	94,556	2.5	18.91	1
2022	26,342	11.8	77.6%	588,398	15.3	22.34	2
2023	0	0.0	77.6%	0	0.0	0.00	0
2024 & Thereafter	46,713	21.0	98.6%	485,000	12.6	10.38	1
Vacant	3,155	1.4	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	222,610	100.0%		$3,840,389	100.0%	$17.50	29

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Fairview Center Property:

Historical Leased %(1)
	2010	2011	2012
Owned Space	99.5%	99.5%	98.5%

(1)	As provided by the borrower and represents occupancy as of December 31, for the indicated year unless otherwise noted.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Fairview Center Property:

Cash Flow Analysis(1)

	2010	2011	2012	TTM 6/30/2013	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,843,185	$3,806,507	$3,822,309	$3,850,522	$3,840,389	$17.25
Overage Rent	139,756	98,420	82,145	64,400	79,563	0.36
Gross Up Vacancy	0	0	0	0	106,200	0.48
Total Rent	$3,982,941	$3,904,927	$3,904,454	$3,914,922	$4,026,152	$18.09
Total Reimbursables	566,641	549,089	498,742	761,394	539,454	2.42
Other Income	0	(10)	500	500	0	0.00
Vacancy & Credit Loss	0	0	0	0	(228,280)	(1.03)
Effective Gross Income	$4,549,582	$4,454,006	$4,403,697	$4,676,816	$4,337,325	$19.48

Total Operating Expenses	$831,598	$870,444	$914,625	$1,051,541	$989,267	$4.44

Net Operating Income	$3,717,984	$3,583,562	$3,489,071	$3,625,275	$3,348,058	$15.04
TI/LC	0	0	0	0	118,636	0.53
Capital Expenditures	0	0	0	0	57,463	0.26
Net Cash Flow	$3,717,984	$3,583,562	$3,489,071	$3,625,275	$3,171,959	$14.25

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on 8/28/2013 rent roll with rent steps through 9/30/2014.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NORTHSTEPPE REALTY 1

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Columbus, Ohio	Cut-off Date Principal Balance	$16,326,261
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$46,780.12
Size (Units)	349	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 7/1/2013	98.6%	Number of Related Mortgage Loans(1)	2
Owned Occupancy as of 7/1/2013	98.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various (2) / Various	Mortgage Rate	5.3230%
Appraised Value	$24,400,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	300
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(3)	Dean W. Fried, Richard N. Graff,
		Douglas E. Graff and Michael P. Stickney
Underwritten Revenues	$3,063,552
Underwritten Expenses	$1,224,612	Escrows
Underwritten Net Operating Income (NOI)	$1,838,940		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,734,240	Taxes	$59,969	$29,985
Cut-off Date LTV Ratio	66.9%	Insurance	$21,033	$10,516
Maturity Date LTV Ratio	50.7%	Replacement Reserves(4)	$0	$11,633
DSCR Based on Underwritten NOI / NCF	1.55x / 1.46x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.3% / 10.6%	Other(5)	$72,325	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$16,350,000	100.0%	Loan Payoff	$11,599,615	70.9%
			Principal Equity Distribution	4,188,907	25.6
			Closing Costs	408,151	2.5
			Reserves	153,327	0.9

Total Sources	$16,350,000	100.0%	Total Uses	$16,350,000	100.0%

(1)	The indirect owners of the borrower are also the indirect owners of the borrower of the Northsteppe Realty 2 loan.
(2)	3 buildings were built between 1910 and 1920, 2 buildings in the 1930’s, 3 buildings in the 1950’s, 8 buildings in the 1960’s, 2 buildings in the 1970’s, and 1 building in 1990.
(3)	Dean W. Fried, Richard N. Graff, Douglas E. Graff and Michael P. Stickney are each guarantors of the non-recourse carveouts under the NorthSteppe Realty 1 Loan.
(4)	Replacement Reserve is capped at $698,000.
(5)	Other upfront reserve represents an environmental reserve of $72,325.

The following table presents certain information relating to the units and rent at the NorthSteppe Realty 1 Property:

Unit Type	# of Units	Average SF per Unit	Monthly Market Rent per Unit	Yearly Market Rent(1)	Monthly Actual Rent per Unit	Yearly Actual Rent(1)
Studio	40	628	$620	$297,379	$620	$297,379
1 bed / 1 bath	175	524	548	1,151,379	548	1,151,379
2 bed / 1 bath	71	917	828	705,455	828	705,455
2 bed / 1.5 bath	22	941	916	241,724	916	241,724
3 bed / 1 bath	4	1,061	1,247	59,856	1,247	59,856
3 bed / 2 bath	37	952	1,359	603,421	1,359	603,421
Total / Wtd. Avg.	349	694	$730	$3,059,215	$730	$3,059,215

(1)	Source: As provided by the borrower.

The following table presents certain information relating to historical leasing at the NorthSteppe Realty 1 Property:

Historical Leased %(1)

	2011	2012	As of 7/1/2013
Owned Space	99.7%	99.2%	98.6%

(1)	As provided by the borrower and reflects year-end occupancy for each year.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

NORTHSTEPPE REALTY 1

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the NorthSteppe Realty 1 Property:

Cash Flow Analysis(1)
	2011	2012	TTM 5/31/2013	Underwritten(2)	Underwritten $ per Unit
Base Rent	$2,647,204	$2,896,121	$2,990,657	$3,059,215	$8,766
Other Income	116,758	144,972	165,577	157,298	451
Total Rent Revenue	$2,763,962	$3,041,093	$3,156,234	$3,216,513	$9,216
Economic Vacancy & Credit Loss	0	0	0	(152,961)	(438)
Effective Gross Income	$2,763,962	$3,041,093	$3,156,234	$3,063,552	$8,778

Total Operating Expenses	$1,088,997	$1,059,829	$1,143,886	$1,224,612	$3,509

Net Operating Income	$1,674,965	$1,981,264	$2,012,348	$1,838,940	$5,269
Replacement Reserves	0	0	0	104,700	300
Net Cash Flow	$1,674,965	$1,981,264	$2,012,348	$1,734,240	$4,969

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.

(2)	Underwritten cash flow is based on the 7/1/2013 rent roll.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORGAN & MEEKER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Brooklyn, New York	Cut-off Date Principal Balance	$16,183,781
Property Type	Retail	Cut-off Date Principal Balance per SF	$338.43
Size (SF)	47,820	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 4/11/2013	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/11/2013	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1999 / NAP	Mortgage Rate	5.2500%
Appraised Value	$24,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	John Usdan and Steven B. Schwartz
Underwritten Revenues	$2,005,807
Underwritten Expenses	$486,159	Escrows
Underwritten Net Operating Income (NOI)	$1,519,648	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,459,127	Taxes	$30,938	$10,313
Cut-off Date LTV Ratio	67.4%	Insurance	$17,358	$1,447
Maturity Date LTV Ratio	55.9%	Replacement Reserves	$0	$884
DSCR Based on Underwritten NOI / NCF	1.42x / 1.36x	TI/LC	$0	$4,167
Debt Yield Based on Underwritten NOI / NCF	9.4% / 9.0%	Other(2)	$3,063	$0

Sources and Uses(3)
Sources	$	%	Uses	$	%
Loan Amount	$16,200,000	77.1%	Purchase Price	$16,000,000	76.1%
Principal’s New Cash Contribution	4,211,047	20.0	Loan Payoff	4,303,550	20.5
Other Sources	606,262	2.9	Other Uses	517,247	2.5
			Closing Costs	90,663	0.4
			Principal Equity Distribution	54,489	0.3
			Reserves	51,359	0.2

Total Sources	$21,017,309	100.0%	Total Uses	$21,017,309	100.0%

(1)	John Usdan and Steven B. Schwartz are the guarantors of the non-recourse carveouts under the Morgan & Meeker Loan.
(2)	Other reserves represent a deferred maintenance reserve ($3,063).
(3)
Loan proceeds were used to acquire the fee simple interest in the Morgan & Meeker Property for $16,000,000 and refinance existing debt of $4,303,550 on the leasehold interest of the Morgan & Meeker Property.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Morgan & Meeker Property:

Largest Owned Tenants Based On Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Staples	BBB / Baa2 / BBB	19,985	41.8%	$915,707	57.2%	$45.82	10/31/2022	NA	NA	2, 5-year options
Dollar Tree	NR / NR / NR	10,806	22.6	267,225	16.7	24.73	3/15/2019	$329	10.1%(3)	2, 5-year options
Autozone	BBB / Baa2 / BBB	9,645	20.2	260,265	16.3	26.98	7/31/2020	NA	NA	3, 5-year options
McDonald’s	A / A2 / A	7,384	15.4	158,153	9.9	21.42	7/31/2019	NA	NA	6, 5-year options
Largest Owned Tenants		47,820	100.0%	$1,601,350	100.0%	$33.49
Remaining Owned Tenants		0	0.0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		47,820	100.0%	$1,601,350	100.0%	$33.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales $ per SF are as of 12/31/2012.
(3)	Occupancy cost for Dollar Tree is calculated as of April 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

MORGAN & MEEKER

The following table presents certain information relating to the lease rollover schedule at the Morgan & Meeker Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	0	0.0	0.0%	0	0.0	0.00	0
2014	0	0.0	0.0%	0	0.0	0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	18,190	38.0	38.0%	425,378	26.6	23.39	2
2020	9,645	20.2	58.2%	260,265	16.3	26.98	1
2021	0	0.0	58.2%	0	0.0	0.00	0
2022	19,985	41.8	100.0%	915,707	57.2	45.82	1
2023	0	0.0	100.0%	0	0.0	0.00	0
2024 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	47,820	100.0%		$1,601,350	100.0%	$33.49	4

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Morgan & Meeker Property:

Historical Leased %(1)
	2011	2012	As of 4/11/2013
Owned Space	100.0%	100.0%	100.0%

(1)	As provided by the borrower which reflects average occupancy for the year.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Morgan & Meeker Property:

Cash Flow Analysis(1)
	2010	2011	2012	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,291,160	$1,419,423	$1,439,622	$1,504,571	$31.46
Contractual Rent Steps	$0	$0	$0	$96,779	2.02
Gross Up Vacancy	0	0	0	0	0.00
Total Rent	$1,291,160	$1,419,423	$1,439,622	$1,601,350	$33.49
Total Reimbursables	140,675	172,250	176,804	389,773	8.15
Other Income	93,479	150,374	136,263	80,777	1.69
Less Vacancy & Credit Loss	0	0	0	(66,093)	(1.38)
Effective Gross Income	$1,525,314	$1,742,047	$1,752,689	$2,005,807	$41.94

Total Operating Expenses	$250,764	$313,193	$303,980	$486,159	$10.17
Net Operating Income	$1,274,550	$1,428,854	$1,448,709	$1,519,648	$31.78
TI/LC	0	0	0	50,000	1.05
Capital Expenditures	0	0	0	10,520	0.22
Net Cash Flow	$1,274,550	$1,428,854	$1,448,709	$1,459,127	$30.51

(1)
Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)
Underwritten base rent based on contractual rents as of 4/11/2013.  Contractual rent steps are calculated based on the present value of contractual rent steps discounted at an 8.0% discount rate for the following tenants: McDonald’s, Staples and AutoZone.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SC WAREHOUSE SCORE I PORTFOLIO

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller	RCMC
Location (City/State)	Various, South Carolina	Cut-off Date Principal Balance	$15,667,727
Property Type	Industrial	Cut-off Date Principal Balance per SF	$22.12
Size (SF)	708,307	Percentage of Initial Pool Balance	1.4%
Total Occupancy as of 7/5/2013	88.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/5/2013	88.1%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various	Mortgage Rate	5.1500%
Appraised Value	$24,250,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(1)	Gordon Reger, Lawrence Reger and Bernice Reger
Underwritten Revenues	$2,453,563
Underwritten Expenses	$643,876	Escrows
Underwritten Net Operating Income (NOI)	$1,809,687	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,561,777	Taxes	$172,556	$21,570
Cut-off Date LTV Ratio	64.6%	Insurance	$17,802	$5,939
Maturity Date LTV Ratio	50.5%	Replacement Reserves	$0	$5,903
DSCR Based on Underwritten NOI / NCF	1.76x / 1.52x	TI/LC(2)	$191,280	$14,756
Debt Yield Based on Underwritten NOI / NCF	11.6% / 10.0%	Other(3)	$1,357,999	$0

Sources and Uses
Sources	$	%	Uses(4)	$	%
Loan Amount	$15,700,000	99.4%	Purchase Price	$8,338,012	52.8%
Principal’s New Cash Contribution	100,000	0.6	Loan Payoff	5,307,073	33.6
			Reserves	1,739,637	11.0
			Closing Costs	415,277	2.6

Total Sources	$15,800,000	100.0%	Total Uses	$15,800,000	100.0%

(1)	Gordon Reger, Lawrence Reger and Bernice Reger are the guarantors of the non-recourse carveouts under the SC Warehouse Score I Portfolio Loan.
(2)	TI/LC reserve is capped at $531,216.
(3)
Upfront other reserve represents a Jones School Supply reserve of $652,368, an Accretive Leasing reserve of $627,000, a deferred maintenance reserve of $53,131, and a rent concession reserve of $25,500.

(4)	Proceeds were used to acquire four of the mortgaged properties and to refinance the other four mortgaged properties.

The following table presents certain information relating to the SC Warehouse Score I Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Year Built	Year Renovated	UW NCF
1020 Idlewilde Boulevard	Columbia	SC	$3,553,440	166,600	100.0%	1974	2011	$541,905
1001 and 1005 Technology Drive	West Columbia	SC	3,036,405	100,000	100.0%	2001-2003	NAP	312,971
7421 Spartan Boulevard East	North Charleston	SC	2,196,615	86,613	100.0%	1972, 2003	NAP	278,531
3430 Platt Springs Road	West Columbia	SC	2,002,335	92,583	100.0%	1968	1978, 2010	211,715
103 Lachicotte Road	Lugoff	SC	1,873,860	122,216	93.9%	1980, 1999	NAP	140,762
30 Commerce Boulevard	Ridgeway	SC	1,131,210	65,895	36.4%	2004	2006	17,260
1025 Technology Drive	West Columbia	SC	1,098,308	39,300	100.0%	2001-2003	NAP	105,708
251 Corporate Park Boulevard	Columbia	SC	775,552	35,100	0.0%	1978	NAP	(47,075)
Total / Wtd. Avg.			$15,667,727	708,307	88.1%			$1,561,777

(1)	Occupancy as of July 5, 2013.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SC WAREHOUSE SCORE I PORTFOLIO

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the SC Warehouse Score I Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Harsco Rail	NR / NR / NR	100,000	14.1%	$362,500	17.5%	$3.63	5/31/2014	1, 2-year option
Coastal Glass Distributors	NR / NR / NR	86,613	12.2	334,152	16.1	3.86	10/31/2019	1, 5-year option
Haier America Refrigerators Co.	NR / NR / NR	114,756	16.2	229,512	11.1	2.00	12/31/2013	2, 3-year options
Jones School Supply	NR / NR / NR	44,100	6.2	209,475	10.1	4.75	11/30/2020	NA
KMS Inc.	NR / NR / NR	39,600	5.6	148,500	7.2	3.75	6/30/2015	NA
L&L Products	NR / NR / NR	39,300	5.5	129,690	6.3	3.30	6/30/2015	1, 3-year option
Barron’s Wholesale Tire	NR / NR / NR	39,600	5.6	128,400	6.2	3.24	5/31/2016	NA
Jushi USA	NR / NR / NR	24,500	3.5	77,175	3.7	3.15	9/30/2014	2, 6-month options
AT&T Services	A / A3 / A-	24,500	3.5	74,725	3.6	3.05	3/31/2016	1, 3-year option
Snider Tire, Inc.	NR / NR / NR	24,500	3.5	73,500	3.5	3.00	5/31/2020	2, 5-year options
Ten Largest Tenants		537,469	75.9%	$1,767,629	85.4%	$3.29
Remaining Tenants		86,383	12.2	303,197	14.6	3.51
Vacant		84,455	11.9	0	0.0	0.00
Total / Wtd. Avg. All Tenants		708,307	100.0%	$2,070,826	100.0%	$3.32

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the SC Warehouse Score I Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2013	114,756	16.2	16.2	229,512	11.1	2.00	1
2014	124,500	17.6	33.8	439,675	21.2	3.53	2
2015	78,900	11.1	44.9	278,190	13.4	3.53	2
2016	102,800	14.5	59.4	324,370	15.7	3.16	4
2017	28,083	4.0	63.4	111,784	5.4	3.98	2
2018	19,600	2.8	66.2	70,168	3.4	3.58	2
2019	86,613	12.2	78.4	334,152	16.1	3.86	1
2020	68,600	9.7	88.1	282,975	13.7	4.13	2
2021	0	0.0	88.1	0	0.0	0.00	0
2022	0	0.0	88.1	0	0.0	0.00	0
2023	0	0.0	88.1	0	0.0	0.00	0
2024 & Thereafter	0	0.0	88.1	0	0.0	0.00	0
Vacant	84,455	11.9	100.0	0	0.0	0.00	0
Total / Wtd. Avg.	708,307	100.0%		$2,070,826	100.0%	$3.32	16

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SC WAREHOUSE SCORE I PORTFOLIO

The following table presents certain information relating to historical leasing at the SC Warehouse Score I Portfolio Properties:

Historical Leased %

	2011(1)	2012(1)	As of July 2013
1020 Idlewilde Boulevard(2)	23.5%	70.6%	100.0%
1001 and 1005 Technology Drive(3)	N/A	N/A	100.0%
7421 Spartan Boulevard East(3)	N/A	N/A	100.0%
3430 Platt Springs Road	96.5%	100.0%	100.0%
103 Lachicotte Road(3)	N/A	N/A	93.9%
30 Commerce Boulevard(4)	36.4%	36.4%	36.4%
1025 Technology Drive(3)	N/A	N/A	100.0%
251 Corporate Park Boulevard(5)	N/A	100.0%	0.0%

(1)	As provided by the borrower and as of December 31 of the respective year.
(2)	Property was acquired in January 2011.
(3)	Property was acquired at loan closing.
(4)	Property was acquired in July 2011.
(5)	Property was acquired in January 2012.

■
Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SC Warehouse Score I Portfolio Properties:

Cash Flow Analysis(1)

	2011	2012	TTM 3/31/2013	Underwritten	Underwritten $ per SF
Contract Rent	$448,836	$580,216	$629,619	$2,070,826	$2.92
Expense Reimbursement	59,968	145,632	176,213	382,737	0.54
Income from Vacant Units	0	0	0	310,845	0.44
Total Rent Revenue	$508,804	$725,848	$805,832	$2,764,408	$3.90
Less Vacancy & Credit Loss	0	0	0	(310,845)	(0.44)
Effective Gross Income	$508,804	$725,848	$805,832	$2,453,563	$3.46

Total Operating Expenses	$267,692	$306,317	$307,382	$643,876	$0.91

Net Operating Income	$241,112	$419,531	$498,450	$1,809,687	$2.55
TI/LC	0	0	0	177,079	0.25
Replacement Reserves	0	0	0	70,831	0.10
Net Cash Flow	$241,112	$419,531	$498,450	$1,561,777	$2.20

(1)
Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the adjusted in-place cash flows.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet.  The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types.  Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates.  Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—
In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility.  We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—
The offered certificates are not suitable investments for all investors.  In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—
An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—
The offered certificates, when issued, will represent beneficial interests in the issuing entity.  The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—
The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus.  Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—
Investors should treat each mortgage loan as a nonrecourse loan.  If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan.  Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property.  Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—
Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates.  While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

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The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

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We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions.  We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

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Member States of the European Economic Area (“EEA”) have implemented Article 122a of EU Directive 2006/48/EC (“Article 122a”) which applies with respect to investments by credit institutions in securitizations issued on or after January 1, 2011 as well as certain existing securitizations issued prior to that date where new assets are added or substituted after December 31, 2014.  Article 122a imposes a severe capital charge on a securitization position acquired by an EEA credit institution unless, among other conditions, (a) the originator, sponsors or original lender for the securitization has explicitly disclosed to the EEA-regulated credit institution that it will retain, on an ongoing basis, a material net economic interest of not less than 5% in respect of the securitization, and (b) the acquiring institution is able to demonstrate that it has undertaken certain due diligence in respect of its securitization position and the underlying exposures and that procedures are established for such activities to be monitored on an ongoing basis.  For purposes of Article 122a, an EEA credit institution may be subject to such a capital charge as a result of securitization positions held by its non-EEA affiliates, including its U.S. affiliates, not complying with Article 122a. Effective January 1, 2014, Articles 404-410 (inclusive) of EU Regulation 575/2013 (“Articles 404-410”) will replace Article 122a and, among other things, will apply to EEA investment firms in addition to EEA credit institutions. Furthermore, requirements similar to those in Article 122a (“Similar Retention Requirements”) apply: (i) effective July 22, 2013, to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities.

None of the originators, sponsors, the depositor or any other party to the transaction intends to retain a material net economic interest in the transaction in accordance with the requirements of Article 122a, Articles 404-410 or Similar Retention Requirements or take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Article 122a, Articles 404-410 or Similar Retention Requirements.  Consequently, the offered certificates are not a suitable investment for EEA credit institutions or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected.  EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding compliance with Article 122a, Articles 404-410 or Similar Retention Requirements and the suitability of the offered certificates for investment.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking regulators amend their regulations to exclude reliance on credit ratings, including the use of such ratings to determine the permissibility of, and capital charges imposed on, investments by banking institutions. Such regulations, including those that have been proposed to implement the more recent Basel internal ratings based and advanced measures approaches, may result in greater capital charges to financial institutions that own CMBS, or otherwise adversely affect the attractiveness of investments in CMBS for regulatory purposes.

—
The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products.  These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—
Section 619 of the Dodd Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule”, to federal banking law to generally prohibit various covered banking entities from, among other things, engaging in proprietary trading in securities and derivatives, subject to certain exemptions.  Section 619 became effective on July 21, 2012, subject to certain conformance periods.  Implementing rules under Section 619 have been proposed but not yet adopted.  The Volcker Rule and the regulations adopted thereunder may restrict certain purchases or sales of securities generally (including commercial mortgage backed securities) and derivatives by banking entities if conducted on a proprietary trading business.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—
The repayment of the mortgage loans in the pool (or related whole loan) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents.  However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time.  The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

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The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers.  The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance.  Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—
A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—
Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans.  This is because the borrower may be unable to repay the loan at that time.  A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—
We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—
Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. However, solely in the case of each of Starwood Mortgage Funding I LLC, RAIT Funding, LLC and Redwood Commercial Mortgage Corporation, each a sponsor, a parent of such entity (which, in the case of Starwood Mortgage Funding I LLC, is Starwood Mortgage Capital LLC, an originator) will guarantee such entity’s repurchase and substitution obligations under the related mortgage loan purchase agreement. We cannot assure you that the applicable sponsor (or the applicable guarantor as described above) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—
There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business.  Any such litigation may materially impair distributions to certificateholders if borrowers must use property income to pay judgments or litigation costs.  We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

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Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor.  In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—
Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties.  Additionally, with respect to the appraisals setting forth assumptions as to the “as-is” and “as stabilized” values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” values may not be the values of the related mortgaged properties prior to or at maturity or anticipated repayment date.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—
The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

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Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware.  Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

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Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—
Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Risks Relating to a Bankruptcy of an Originator or a Sponsor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

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In the event of the bankruptcy or insolvency of an originator or a sponsor, or a receivership or conservatorship of Goldman Sachs Bank USA (“GS Bank”) (the parent of GSMC), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

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The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6).  The transfers of the applicable mortgage loans by Goldman Sachs Mortgage Company (“GSMC”), to the depositor, will not qualify for the FDIC Safe Harbor.  However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed.  Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■
Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Controlling Class Representative, the Holder of the Companion Loan, the Walpole Controlling Note Holder or the Holder of a Mezzanine Loan

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The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of the companion loan, the Walpole Controlling Note Holder or the holder of a mezzanine loan or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the Controlling Class Representative, the holder of the companion loan, the Walpole Controlling Note Holder or the holder of a mezzanine loan or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower.  Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

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The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests.  In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned With Your Interests

—
The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates.  The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates.  The sponsors will sell the applicable mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates.  A completed offering would reduce the originators’ exposure to the mortgage loans.  The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates.  The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—
The originators, the sponsors and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—
The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders.  The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—
The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise.  The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments.  Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers.  By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments.  As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—
If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—
In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—
Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor.  The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will be treated as regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of investment.

—
State and local income tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

The securities offered by these materials are being offered when, as and if issued.  In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus.  As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.  Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials.  If we determine that a condition is not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-189017) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, RBS Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-877-858-5407.

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